UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-14
File No. 333-258757
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	1	/X/
Post-Effective Amendment No.		/ /

(Check appropriate box or boxes)

DELAWARE INVESTMENTS® NATIONAL MUNICIPAL INCOME FUND
(Exact Name of Registrant as Specified in Charter)

(800) 523-1918
Registrant’s Area Code and Telephone Number

100 Independence, 610 Market Street, Philadelphia, PA 19106-2354
(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

David F. Connor, Esq., 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354
(Name and Address of Agent for Service)

Please send copies of all communications to:
Michael D. Mabry, Esq. Stradley, Ronon, Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018 (215) 564-8011

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.
The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Calculation of Registration Fee under the Securities Act of 1933:

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price per Unit(2)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(3)
Common Shares	16,342,075	$15.34	$250,687,430.50	$27,240.90

(1)	Estimated solely for purposes of calculating the registration fee pursuant to Rule 457 under the Securities Act of 1933.
(2)	Net asset value per common share as of September 22, 2021.
(3)	A registration fee of $109.10 was previously paid in connection with the N-14 8C filed on August 12, 2021.

--- C O N T E N T S ---
1.	Facing Page
2.	Contents Page
3.	Part A – Prospectus/Proxy Statement
4.	Part B - Statement of Additional Information
5.	Part C - Other Information
6.	Signatures
7.	Exhibits

DELAWARE INVESTMENTS® COLORADO MUNICIPAL INCOME FUND, INC.
DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.
DELAWARE INVESTMENTS NATIONAL MUNICIPAL INCOME FUND
100 Independence, 610 Market Street
Philadelphia, Pennsylvania 19106-2354
866-437-0252

IMPORTANT SHAREHOLDER INFORMATION

This Prospectus/Proxy Statement is being provided to you in conjunction with the Annual Meeting of Shareholders (the Meeting) for Delaware Investments Colorado Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal Income Fund II, Inc., and Delaware Investments National Municipal Income Fund, which will be held virtually on Oct. 11, 2021 at 4:00 p.m. Eastern Time. The Prospectus/Proxy Statement discusses the following proposals (the Proposals):

1.
For Common shareholders of Delaware Investments Colorado Municipal Income Fund, Inc.: To vote on the approval of an Agreement and Plan of Acquisition that provides for (i) the acquisition by Delaware Investments National Municipal Income Fund of substantially all of the property, assets and goodwill of Delaware Investments Colorado Municipal Income Fund, Inc. in exchange solely for full and fractional shares of beneficial interest, with a par value of $0.01, of Delaware Investments National Municipal Income Fund, (ii) the pro rata distribution of such shares of Delaware Investments National Municipal Income Fund to the shareholders of Delaware Investments Colorado Municipal Income Fund, Inc. according to their respective interests in liquidation of Delaware Investments Colorado Municipal Income Fund, Inc., and (iii) the dissolution of Delaware Investments Colorado Municipal Income Fund, Inc. as soon as is practicable after the closing;

2.
For Common shareholders of Delaware Investments Minnesota Municipal Income Fund II, Inc.: To vote on the approval of an Agreement and Plan of Acquisition that provides for (i) the acquisition by Delaware Investments National Municipal Income Fund of substantially all of the property, assets and goodwill of Delaware Investments Minnesota Municipal Income Fund II, Inc. in exchange solely for full and fractional shares of beneficial interest, with a par value of $0.01, of Delaware Investments National Municipal Income Fund, (ii) the pro rata distribution of such shares of Delaware Investments National Municipal Income Fund to the shareholders of Delaware Investments Minnesota Municipal Income Fund II, Inc. according to their respective interests in liquidation of Delaware Investments Minnesota Municipal Income Fund II, Inc., and (iii) the dissolution of Delaware Investments Minnesota Municipal Income Fund II, Inc. as soon as is practicable after the closing;

3.
For Common shareholders of Delaware Investments National Municipal Income Fund: To vote on the approval of the issuance of additional Common Shares of Delaware Investments National Municipal Income Fund in connection with the Reorganization (as defined below) of Delaware Investments Colorado Municipal Income Fund, Inc. and the Reorganization (as defined below) of Delaware Investments Minnesota Municipal Income Fund II, Inc.;

4.
For Common shareholders of Delaware Investments Colorado Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal Income Fund II, Inc., and Delaware Investments National Municipal Income Fund: To elect a Board of Trustees or Directors for the Fund consisting of Jerome D. Abernathy, Thomas L. Bennett, H. Jeffrey Dobbs, John A. Fry, Joseph Harroz, Jr., Sandra A.J. Lawrence, Shawn K. Lytle, Frances A. Sevilla-Sacasa, Thomas K. Whitford, Christianna Wood, and Janet L. Yeomans; and

5.	To transact any other business that properly comes before the Meeting and any adjournments of the Meeting.

The Prospectus/Proxy Statement discusses the Proposals, including the proposed reorganizations described above in Proposals 1, 2, and 3 (each, a Reorganization and together, the Reorganizations), and provides you with information that you should consider before you vote. The investment objectives, strategies, and risks of Delaware Investments Colorado Municipal Income Fund, Inc. and Delaware Investments Minnesota Municipal Income Fund II, Inc. (each, an Acquired Fund and together, the Acquired Funds) are similar, but also differ in certain material respects, including that they each have a state-specific rather than national investment mandate, from those of Delaware Investments National Municipal Income Fund (the Acquiring Fund and together with the Acquired Funds, the Funds). After the Reorganizations, shareholders of Delaware Investments Colorado Municipal Income Fund, Inc. and Delaware Investments Minnesota Municipal Income Fund II, Inc. who are residents of Colorado or Minnesota, respectively, may lose the benefit of the exempt-interest dividends paid by such Fund being excluded from the individual income tax in Colorado or Minnesota, respectively. The enclosed Prospectus/Proxy
i

Statement provides important information regarding such differences, as well as similarities, that shareholders should consider in determining whether an investment in the Acquiring Fund is appropriate for them. The Boards of Directors of the Acquired Funds and the Board of Trustees of the Acquiring Fund (together, the Boards) unanimously approved the Reorganizations and concluded that each Reorganization is in the best interests of each Acquired Fund, the Acquiring Fund, and their shareholders. In addition, the Boards all unanimously recommend that you vote for each of the nominees listed in Proposal 4.

Shareholders may sell their shares at any time prior to the closing of the relevant Reorganization (or shares of the Acquiring Fund received as part of the Reorganization), subject to any applicable brokerage commissions.

These materials also include a proxy card, which is, in essence, a ballot. We urge you to review carefully the Proposals in the Prospectus/Proxy Statement.  Then, fill out the proxy card and return it to us so that we know how you would like to vote.  When shareholders return their proxy cards promptly, additional costs of having to conduct additional solicitation or mailings may be avoided. If you have any questions or would like to quickly vote your shares, call AST Fund Solutions, our proxy solicitor, toll free at 877-864-5051.

If you complete, sign and return a proxy card, we’ll vote your proxy exactly as you tell us.  If you simply sign and return your proxy card without indicating how your shares are to be voted, we’ll vote your proxy FOR the Reorganizations of each of the Acquired Funds (Proposals 1/2/3) and FOR all of the Board nominees (Proposal 4), in accordance with the recommendation of the Boards.

The enclosed Prospectus/Proxy Statement is only being delivered to the Funds’ Common shareholders. The Muni-MultiMode Preferred shareholders of each Fund are also being asked to attend the Meeting and to vote on the Proposals described above. Each Fund is delivering a separate proxy statement to its Muni-MultiMode Preferred shareholders with respect to the Proposals described above.

DELAWARE INVESTMENTS® COLORADO MUNICIPAL INCOME FUND, INC.
DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.
DELAWARE INVESTMENTS NATIONAL MUNICIPAL INCOME FUND
100 Independence, 610 Market Street
Philadelphia, Pennsylvania 19106-2354

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held virtually on Oct. 11, 2021
To the Common Shareholders of Delaware Investments Colorado Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal Income Fund II, Inc., and Delaware Investments National Municipal Income Fund:
NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the Meeting) of Delaware Investments Colorado Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal Income Fund II, Inc., and Delaware Investments National Municipal Income Fund will be held virtually on Oct. 11, 2021 at 4:00 p.m. Eastern time.  The Meeting is being called to consider the following proposals (the Proposals):
1.
For shareholders of Delaware Investments Colorado Municipal Income Fund, Inc.: To vote on the approval of an Agreement and Plan of Acquisition (the Plan) that provides for (i) the acquisition by Delaware Investments National Municipal Income Fund of substantially all of the property, assets and goodwill of Delaware Investments Colorado Municipal Income Fund, Inc. in exchange solely for full and fractional shares of beneficial interest, with a par value of $0.01, of Delaware Investments National Municipal Income Fund, (ii) the pro rata distribution of such shares of Delaware Investments National Municipal Income Fund to the shareholders of Delaware Investments Colorado Municipal Income Fund, Inc. according to their respective interests in liquidation of Delaware Investments Colorado Municipal Income Fund, Inc., and (iii) the dissolution of Delaware Investments Colorado Municipal Income Fund, Inc. as soon as is practicable after the closing;

2.
For shareholders of Delaware Investments Minnesota Municipal Income Fund II, Inc.: To vote on the approval of an Agreement and Plan of Acquisition (the Plan) that provides for (i) the acquisition by Delaware Investments National Municipal Income Fund of substantially all of the property, assets and goodwill of Delaware Investments Minnesota Municipal Income Fund II, Inc. in exchange solely for full and fractional shares of beneficial interest, with a par value of $0.01, of Delaware Investments National Municipal Income Fund, (ii) the pro rata distribution of such shares of Delaware Investments National Municipal Income Fund to the shareholders of Delaware Investments Minnesota Municipal Income Fund II, Inc. according to their respective interests in liquidation of Delaware Investments Minnesota Municipal Income Fund II, Inc., and (iii) the dissolution of Delaware Investments Minnesota Municipal Income Fund II, Inc. as soon as is practicable after the closing;

3.
For shareholders of Delaware Investments National Municipal Income Fund: To vote on the approval of the issuance of additional Common Shares of Delaware Investments National Municipal Income Fund in connection with the Reorganization (as defined below) of Delaware Investments Colorado Municipal Income Fund, Inc. and the Reorganization (as defined below) of Delaware Investments Minnesota Municipal Income Fund II, Inc.;

4.
For shareholders of Delaware Investments Colorado Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal Income Fund II, Inc., and Delaware Investments National Municipal Income Fund: To elect a Board of Directors or Trustees for the Fund consisting of Jerome D. Abernathy, Thomas L. Bennett, H. Jeffrey Dobbs, John A. Fry, Joseph Harroz, Jr., Sandra A.J. Lawrence, Shawn K. Lytle, Frances A. Sevilla-Sacasa, Thomas K. Whitford, Christianna Wood, and Janet L. Yeomans; and

5.	To transact any other business that properly comes before the Meeting and any adjournments of the Meeting.

A copy of the form of the Plan, which more completely sets forth the terms of the proposed reorganizations described above in Proposals 1, 2, and 3 (each, a Reorganization and together, the Reorganizations), is attached as Exhibit A to the Prospectus/Proxy Statement.
Shareholders of record as of the close of business on Aug. 12, 2021 are entitled to notice of, and to vote at, the Meeting and any adjournment of the Meeting (Record Date).

Due to the public health impact of the coronavirus pandemic (COVID-19), and to support the health and well-being of our shareholders, the Meeting will be held in a virtual-only format via a web-based portal. To participate in and/or vote at the Meeting, shareholders of the Funds must submit the necessary credentials and enter the control number found on their proxy card or provided to them by AST Fund Solutions, LLC (AST) as described further below. Shareholders may vote during the Meeting by following the instructions available on the Meeting website during the Meeting. Shareholders will not be able to attend the Meeting in person.
If, as of August 12, 2021, you were a holder of record of Fund shares (i.e., you held Fund shares in your own name directly with the Fund) and wish to participate in and vote at the Meeting, you should email your full name and address to AST at attendameeting@astfinancial.com. You will then be provided with credentials to participate in the Meeting. You will be able to vote by entering the control number found on the enclosed proxy card. All requests to participate in and/or vote at the Meeting must be received by AST no later than 3:00 p.m. Eastern Time on October 8, 2021.
If, as of August 12, 2021, you held Fund shares through an intermediary (such as a broker-dealer) and wish to participate in and vote at the Meeting, you will need to obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares held and your name and email address. You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy to an email and send it to AST at attendameeting@astfinancial.com with “Legal Proxy” in the subject line. You will then be provided with credentials to participate in the Meeting, as well as a unique control number to vote your shares. If you would like to participate in, but NOT vote at, the Meeting, please send an email to AST at attendameeting@astfinancial.com with proof of ownership of Fund shares. A statement, letter or the Vote Instruction Form from your intermediary will be sufficient proof of ownership. You will then be provided credentials to participate in the Meeting. All requests to participate in and/or vote at the Meeting must be received by AST no later than 3:00 p.m. Eastern Time on October 8, 2021.
Please contact AST at attendameeting@astfinancial.com with any questions regarding access to the Meeting, and an AST representative will contact you to answer your questions. Whether or not you plan to participate in the Meeting, we urge you to vote and submit your vote in advance of the Meeting.
Whether or not you plan to attend the Meeting, your vote is needed. Attendance at the Meeting will be limited to shareholders of the Acquired Funds and the Acquiring Fund as of the close of business on Aug. 12, 2021. You are entitled to receive notice of, and to vote at, the Meeting and any adjournment of the Meeting, even if you no longer hold shares of a Fund. Your vote is important no matter how many shares you own.

Voting is quick and easy. Everything you need is enclosed. You may vote by completing and returning your proxy card in the enclosed postage-paid return envelope, by calling the toll-free telephone number listed on the enclosed proxy card, or by visiting the Internet website listed on the enclosed proxy card. You may receive more than one set of proxy materials if you hold shares in more than one account. Please be sure to vote each proxy card you receive. If we do not hear from you, our proxy solicitor, AST, may contact you. This will ensure that your vote is counted even if you cannot or do not wish to attend the Meeting. If you have any questions about the Proposals or how to vote, you may call AST at 877-864-5051 and a representative will assist you.
By Order of the Boards of Directors/Trustees
Shawn K. Lytle
President
[      ], 2021

Important Notice Regarding the Availability of Proxy Materials for the Meeting:  the Notice of Annual Meeting of Shareholders and Proxy Statement/Prospectus are available at [     ].

PROSPECTUS/PROXY STATEMENT

TABLE OF CONTENTS

THE PROPOSALS	3
What am I being asked to vote upon?	3
How can I participate in the Meeting?	3
What are the Boards’ recommendation regarding the Proposals?	4
What will happen if shareholders approve the Proposals?	5
PROPOSALS 1, 2, AND 3: THE REORGANIZATIONS	5
What is the anticipated timing of the Reorganizations?	5
What are the benefits of the Reorganizations to shareholders?	5
What are the costs of the Reorganizations?	6
What happens if a Reorganization is not approved?	6
How will shareholder voting be handled?	6
comparison of investment objectives, strategies, risks, AND investment restrictions	6
How do the investment objectives, principal strategies, principal risks, and fundamental investment restrictions of the Acquired Funds compare against those of the Acquiring Fund?	6
What is the historical turnover of each of the Funds?	24
INFORMATION ABOUT THE FUNDS	24
Where is each Fund organized?	24
What are the fees and expenses of each Fund and what are the anticipated fees and expenses after the Reorganization(s)?	24
How can I compare the costs of investing in the common shares of the Acquired Funds with the cost of investing in common shares of the combined Acquiring Fund?	25
What are the general tax consequences of the Reorganizations?	26
Who manages the Funds?	26
How do the performance records of the Funds compare?	27
Information about the Preferred Shares of the Funds	28
Where can I find more financial information about the Funds?	29
What are other key features of the Funds?	30
REASONS FOR THE REORGANIZATIONS	33
INFORMATION ABOUT THE REORGANIZATIONS AND THE PLAN	35
How will the Reorganization be carried out?	35
Who will pay the expenses of the Reorganizations?	35
What are the tax consequences of each Reorganization?	35
What should I know about shares of the Acquired Funds and Acquiring Fund?	38
What are the capitalizations of the Funds and what might the capitalization be after the Reorganizations?	39
Do the Directors and Officers own shares of the Funds?	40
Who are the control persons and owners of record or beneficially 5% or more of any class of a Fund’s outstanding equity securities?	41
COMPARISON OF ORGANIZATION, STRUCTURE AND GOVERNANCE OF THE FUNDS	41
Comparison of State Law and Material Charter Document Provisions	41
PROPOSAL 4: TO ELECT A BOARD OF DIRECTORS	47
VOTING INFORMATION	61
How many votes are necessary to approve the Proposals?	61
How do I ensure my vote is accurately recorded?	62
May I revoke my proxy?	62
What other matters will be voted upon at the Meeting?	62
Who is entitled to vote?	62
How will proxies be solicited?	63
Are there dissenters’ rights?	64
MORE INFORMATION ABOUT THE FUNDS	64
EXHIBITS TO PROSPECTUS/PROXY STATEMENT	66

v

DELAWARE INVESTMENTS® COLORADO MUNICIPAL INCOME FUND, INC.
DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.
DELAWARE INVESTMENTS NATIONAL MUNICIPAL INCOME FUND
100 Independence, 610 Market Street
Philadelphia, Pennsylvania 19106-2354
866-437-0252

PROSPECTUS/PROXY STATEMENT

Dated [      ], 2021

Acquisition of the Assets and Liabilities of:
DELAWARE INVESTMENTS COLORADO MUNICIPAL INCOME FUND, INC.
By:
DELAWARE INVESTMENTS NATIONAL MUNICIPAL INCOME FUND

Acquisition of the Assets and Liabilities of:
DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.
By:
DELAWARE INVESTMENTS NATIONAL MUNICIPAL INCOME FUND

Election of Directors/Trustees:
DELAWARE INVESTMENTS COLORADO MUNICIPAL INCOME FUND, INC.
DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.
DELAWARE INVESTMENTS NATIONAL MUNICIPAL INCOME FUND

This Prospectus/Proxy Statement solicits proxies to be voted at the Annual Meeting of Shareholders  of Delaware Investments Colorado Municipal Income Fund, Inc. (VCF) and Delaware Investments Minnesota Municipal Income Fund II, Inc. (VMM and collectively with VCF, the Acquired Funds, and each, an Acquired Fund), and Delaware Investments National Municipal Income Fund (VFL or the Acquiring Fund, and together, with the Acquired Funds, the Funds), and at any adjournments or postponements thereof (the Meeting). The Meeting is being called to consider the following proposals (the Proposals):
1.
For Common shareholders of VCF: To vote on the approval of an Agreement and Plan of Acquisition (the Plan) that provides for (i) the acquisition by VFL of substantially all of the property, assets and goodwill of VCF in exchange solely for full and fractional shares of beneficial interest, with a par value of $0.01, of VFL, (ii) the pro rata distribution of such shares of VFL to the shareholders of VCF according to their respective interests in liquidation of VCF, and (iii) the dissolution of VCF as soon as is practicable after the closing;

2.
For Common shareholders of VMM: To vote on the approval of an Agreement and Plan of Acquisition (the Plan) that provides for (i) the acquisition by VFL of substantially all of the property, assets and goodwill of VMM in exchange solely for full and fractional shares of beneficial interest, with a par value of $0.01, of VFL, (ii) the pro rata distribution of such shares of VFL to the shareholders of VMM according to their respective interests in liquidation of VMM, and (iii) the dissolution of VMM as soon as is practicable after the closing;

3.	For Common shareholders of VFL: To vote on the approval of the issuance of additional Common Shares of VFL in connection with the VCF Reorganization and the VMM Reorganization;

4.
For Common shareholders of VCF, VMM, and VFL: To elect a Board of Directors or Trustees for the Fund consisting of Jerome D. Abernathy, Thomas L. Bennett, H. Jeffrey Dobbs, John A. Fry, Joseph Harroz, Jr., Sandra A.J. Lawrence, Shawn K. Lytle, Frances A. Sevilla-Sacasa, Thomas K. Whitford, Christianna Wood, and Janet L. Yeomans; and

5.	To transact any other business that properly comes before the Meeting and any adjournments of the Meeting.

If an Acquired Fund’s shareholders vote to approve the Plan and Acquiring Fund shareholders approve Proposal 3, substantially all of the assets of the Acquired Fund will be reorganized into shares of the Acquiring Fund (each, a Reorganization and together, the Reorganizations). The Acquired Funds and Acquiring Fund together are referred to as the “Funds.”

The Meeting will be held virtually on Oct. 11, 2021 at 4:00 p.m. Eastern time. The Boards of Directors/Trustees of the Funds (together, the Boards and the Directors or Trustees, as applicable, referred to collectively as the Directors) approved the Reorganizations and concluded that each Reorganization is in the best interests of each Fund and its shareholders. The Boards also all unanimously recommend that you vote for each of the nominees listed in Proposal 4. This Prospectus/Proxy Statement will first be sent to shareholders on or about [     ], 2021.

The enclosed Prospectus/Proxy Statement is only being delivered to the Funds’ Common shareholders. The Muni-MultiMode Preferred shareholders of each Fund are also being asked to attend the Meeting and to vote as a separate class with respect to the Proposals described above (except for Proposal 3). Each Fund is delivering to its Muni-MultiMode Preferred shareholders a separate proxy statement with respect to the Proposals described above.  This document is both a proxy statement for Common Shares of each Fund and also a prospectus for Common Shares of the Acquiring Fund.

Each Fund is a diversified closed-end management investment company. Delaware Management Company (DMC or the Manager), a series of Macquarie Investment Management Business Trust (a Delaware statutory trust) serves as the investment manager for the Funds. The Funds’ Common shares trade on the New York Stock Exchange (NYSE) American, the successor to the American Stock Exchange, formerly known as NYSE Market.

This Prospectus/Proxy Statement sets forth the information that you should know about the Proposals. You should retain this Prospectus/Proxy Statement for future reference.  A Statement of Additional Information dated [    ], 2021 (the Statement of Additional Information), relating to this Prospectus/Proxy Statement and which accompanies this Prospectus/Proxy Statement, contains additional information about the Funds and the Reorganizations, and has been filed with the U.S. Securities and Exchange Commission (the SEC) and is incorporated herein by reference.

You can request a free copy of any of the Funds’ Annual Reports or Semiannual Reports by contacting your financial intermediary or by calling 866 437-0252. Additional information about the Funds can also be viewed online or downloaded from the EDGAR database without charge on the SEC’s internet site at www.sec.gov.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement.  Any representation to the contrary is a criminal offense.

THE PROPOSALS
At a meeting held on Aug. 11, 2021, the Boards, including a majority of the Directors who are not “interested persons” (as defined by the Investment Company Act of 1940 (the 1940 Act)) (the Independent Directors), on behalf of each of the Funds, considered the Proposals to reorganize each Acquired Fund with and into the Acquiring Fund, and approved the Plan.  The Boards, including a majority of the Independent Directors, also voted to recommend that shareholders vote to elect a Board of Directors for each Fund.

What am I being asked to vote upon?
Proposals 1 and 2: Acquired Fund shareholders are being asked to vote to approve the Plan between their Acquired Fund(s) and the Acquiring Fund. The Plan provides that: (i) all of the property, assets, and goodwill (Assets) of each Acquired Fund will be acquired by the Acquiring Fund, in exchange for shares of the Acquiring Fund. According to the Plan, each Acquired Fund will be liquidated and dissolved following the Reorganizations. Each Reorganization constitutes a separate reorganization, and neither Reorganization is contingent upon the approval of the other.

Proposal 3: Acquiring Fund shareholders are being asked to vote to approve each such Reorganization which involves the issuance of new Common shares by the Acquiring Fund.

Proposal 4: Each Fund’s shareholders are being asked to vote to elect a Board of Directors or Trustees consisting of Jerome D. Abernathy, Thomas L. Bennett, H. Jeffrey Dobbs, John A. Fry, Joseph Harroz, Jr., Sandra A.J. Lawrence, Shawn K. Lytle, Frances A. Sevilla-Sacasa, Thomas K. Whitford, Christianna Wood, and Janet L. Yeomans. The holders of Preferred Shares of each of the Funds will vote separately for two other members of the Board. Shareholders of each Acquired Fund are being solicited to vote to elect a Board of Directors so that the Acquired Funds may continue to be governed by its current Board Members, and avoid vacancies on the Board, in the event a Reorganization is not approved by shareholders or consummated in a timely manner.

How can I participate in the Meeting?
Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of our shareholders, employees, and community, the Meeting will be conducted exclusively online this year. You may attend the Meeting online by visiting [      ]. To participate in the Meeting, you will need to follow the instructions included herein. The password for the Meeting is [         ]. The Meeting will begin promptly at 4:00 p.m. Eastern Time. We encourage you to access the Meeting prior to the start time leaving ample time for the check in.

To participate in and/or vote at the Meeting, shareholders of the Fund must submit the necessary credentials and enter the control number found on their proxy card or provided to them by AST Fund Solutions, LLC (AST) as described further below. Shareholders may vote during the Meeting by following the instructions available on the Meeting website during the Meeting. Shareholders will not be able to attend the Meeting in person.

If, as of August 12, 2021, you were a holder of record of Fund shares (i.e., you held Fund shares in your own name directly with the Fund) and wish to participate in and vote at the Meeting, you should email your full name and address to AST at attendameeting@astfinancial.com. You will then be provided with credentials to participate in the Meeting. You will be able to vote by entering the control number found on the enclosed proxy card. All requests to participate in and/or vote at the Meeting must be received by AST no later than 3:00 p.m. Eastern Time on October 8, 2021.

If, as of August 12, 2021, you held Fund shares through an intermediary (such as a broker-dealer) and wish to participate in and vote at the Meeting, you will need to obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares held and your name and email address. You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy to an email and send it to AST at attendameeting@astfinancial.com with “Legal Proxy” in the subject line. You will then be provided with credentials to participate in the Meeting, as well as a unique control number to vote your shares. If you would like to participate in, but NOT vote at, the Meeting, please send an email to AST at attendameeting@astfinancial.com with proof of ownership of Fund shares. A statement, letter or the Vote Instruction Form from your intermediary will be sufficient proof of ownership. You will then be provided credentials to participate in the Meeting. All requests to participate in and/or vote at the Meeting must be received by AST no later than 3:00 p.m. Eastern Time on October 8, 2021.

Please contact AST at attendameeting@astfinancial.com with any questions regarding access to the Meeting, and an AST representative will contact you to answer your questions. Whether or not you plan to participate in the Meeting, we urge you to vote and submit your vote in advance of the Meeting.

If, as of August 12, 2021, you were a holder of record of Fund shares (i.e., you held Fund shares in your own name directly with the Fund) and wish to participate in and vote at the Meeting, you should email your full name and address to AST at attendameeting@astfinancial.com. You will then be provided with credentials to participate in the Meeting. You will be able to vote by entering the control number found on the enclosed proxy card. All requests to participate in and/or vote at the Meeting must be received by AST no later than 3:00 p.m. Eastern Time on October 8. 2021.

If, as of August 12, 2021, you held Fund shares through an intermediary (such as a broker-dealer) and wish to participate in and vote at the Meeting, you will need to obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares held and your name and email address. You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy to an email and send it to AST at attendameeting@astfinancial.com with “Legal Proxy” in the subject line. You will then be provided with credentials to participate in the Meeting, as well as a unique control number to vote your shares. If you would like to participate in, but NOT vote at, the Meeting, please send an email to AST at attendameeting@astfinancial.com with proof of ownership of Fund shares. A statement, letter or the Vote Instruction Form from your intermediary will be sufficient proof of ownership. You will then be provided credentials to participate in the Meeting. All requests to participate in and/or vote at the Meeting must be received by AST no later than 3:00 p.m. Eastern Time on October 8, 2021.

Please contact AST at attendameeting@astfinancial.com with any questions regarding access to the Meeting, and an AST representative will contact you to answer your questions. Whether or not you plan to participate in the Meeting, we urge you to vote and submit your vote in advance of the Meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. PLEASE SEE THE PROXY CARD FOR ADDITIONAL VOTING INSTRUCTIONS.

What are the Boards’ recommendation regarding the Proposals?
For the reasons set forth below under “Reasons for the Reorganizations”, the Boards have unanimously determined that each Reorganization is in the best interests of each Acquired Fund and the Acquiring Fund. The Boards recommend that Acquired Fund and Acquiring Fund shareholders vote FOR the Reorganizations. The Boards have concluded that the interests of the existing shares of each Acquired Fund and the existing shares of the Acquiring Fund will not be diluted as a result of the Reorganizations. The Boards found that each Acquired Fund and the Acquiring Fund have significant overlap in investment objectives, strategies, and risks, identical portfolio managers and service providers, and comparable fees and expenses. The Boards recognized that the Acquired Funds have state-specific mandates and considered potential benefits to Acquired Fund Shareholders of being shareholders of the Acquiring Fund with its national investment focus, including the potential for greater investment opportunities particularly in light of fewer new bond issuances in recent years by the states of Minnesota and Colorado. In addition, the Boards found that the increase in the Acquiring Fund’s assets will result in increased operational efficiencies and may enable the Acquiring Fund to realize a greater trading volume and offer greater liquidity, which may assist in reducing the Acquiring Fund’s discount to net asset value. The Boards also recognized that the Acquired Funds were larger than the Acquiring Fund.

After consideration of various factors related to each individual nominee’s candidacy, the Nominating Committee and the Board of each Fund determined to recommend that each Director should continue to serve as Director of each Fund and recommend that shareholders vote FOR the election of each Director.

What will happen if shareholders approve the Proposals?
If a Reorganization is approved by shareholders of an Acquired Fund and Acquiring Fund shareholders approve the related issuance of additional Common shares, the Reorganizations will result in your Acquired Fund shares being exchanged for Acquiring Fund shares equal in value (but having a different price per share) to your shares of the Acquired Fund(s). In particular, shareholders of each Acquired Fund will receive the equivalent aggregate net asset value (NAV) of the Acquiring Fund (not the market value). This means that you will cease to be an Acquired Fund shareholder and will become an Acquiring Fund shareholder. This exchange will occur on a date agreed upon by the parties to the Plan (hereafter, the Closing Date), which is currently anticipated to occur on or around [   ], 2021. It is likely, however, that the market value of such common shares will differ because market value reflects trading activity on the exchange on which such shares are sold and tends to vary from net asset value. Neither Reorganization is contingent on the other. However, Proposal 3 is contingent on Proposals 1 and 2 individually, and vice versa.

          It is expected that neither the Funds nor their shareholders will recognize any gain or loss for federal income tax purposes as a result of the Reorganizations. After the Reorganizations, shareholders of VCF and VMM who are residents of Colorado or Minnesota, respectively, may lose the benefit of the exempt-interest dividends paid by such Fund being excluded from the individual income tax in Colorado or Minnesota, respectively, to the extent that the Acquiring Fund invests in securities the interest from which is not exempt from Colorado or Minnesota state income tax, respectively, or to the extent that the Acquiring Fund is no longer eligible to pass through to investors the tax-exempt nature of its income for state tax purposes. Information regarding the state specific breakdown of Fund investments is provided in the tax center on Macquarie’s website (https://www.delawarefunds.com/account/tax-information/fund-tax-data/tax-free-funds-income-by-state-percentages) for shareholders to determine, what, if any portion of the Acquiring Fund is tax-exempt for state income tax purposes. Shareholders should consult their own tax advisor regarding the effect, if any, of the Reorganizations in light of their individual circumstances. For more information about the federal tax consequences of the Reorganizations, see the section below entitled “Tax consequences resulting from the Reorganizations?”

          If you are a Common shareholder of the Acquiring Fund, your Common shares of the Acquiring Fund will not be changed by a Reorganization, but will represent a smaller percentage interest in a larger fund.

PROPOSALS 1, 2, AND 3: THE REORGANIZATIONS
What is the anticipated timing of the Reorganizations?
The Meeting is scheduled to occur virtually on Oct. 11, 2021.  If the necessary shareholder approval is obtained, the Reorganizations will likely be completed on or around December 31, 2021.

What are the benefits of the Reorganizations to shareholders?
Management believes that the Reorganizations offer the following benefits to shareholders, among others:
•
Larger Net Asset Level - With a larger asset level, the Acquiring Fund may attract a larger set of investors through its national investment strategy which could potentially reduce its discount and reduce fixed expenses.

•	Greater Liquidity - The Acquiring Fund may have a more liquid trading environment and experience larger trading volume that may assist in leading to a smaller and less persistent discount.
•
Stronger Investment Opportunity - A larger Acquiring Fund will permit greater investment opportunities by allowing portfolio managers to invest in a wider range of bond issuances, particularly in light of fewer new bond issuances in recent years by the states of Minnesota and Colorado.

•	Additional Leverage Flexibility - In line with greater investment opportunities, a larger Acquiring Fund may permit the portfolio managers to explore new or additional forms of leverage that may be better received by potential underwriters and investors for a larger fund with a national bond strategy.

What are the costs of the Reorganizations?
The expenses related to the Reorganizations (excluding brokerage costs, if any), including the costs associated with the delivery of this Prospectus/Proxy Statement, are anticipated to be approximately $[   ]. These expenses will be split evenly between the Acquired Funds, Acquiring Fund, and DMC.

What happens if a Reorganization is not approved?
If the Reorganizations are not approved by an Acquired Fund’s shareholders or do not close for any other reason, such shareholders will remain shareholders of the Acquired Fund, and the Acquired Fund will continue to operate. The Boards then will consider such other actions as it deems necessary or appropriate, including possible liquidation, for the Acquired Fund. Neither Reorganization is contingent on the other.

How will shareholder voting be handled?
Shareholders who own shares of a Fund at the close of business on Aug. 12, 2021 will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a proportionate fractional vote for each fractional share that they hold. Approval of a Reorganization requires the affirmative vote of at least a majority of an Acquired Fund’s outstanding Common shares and outstanding Preferred shares voting as a single class and the affirmative vote of a majority of the Acquiring Fund’s shares, with Preferred shareholders of the Acquiring Fund voting with Common shareholders of the Acquiring Fund as a single class, present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present. Preferred shareholders of each Acquired Fund are also being asked to vote as a separate class on each Acquired Fund’s proposal to approve the Reorganization.

For more details about shareholder voting, see the “Voting Information” section of this Prospectus/Proxy Statement.

THE BOARDS RECOMMEND THAT YOU VOTE TO APPROVE THE PLAN FOR EACH ACQUIRED FUND AND TO APPROVE THE ISSUANCE OF ADDITIONAL COMMON SHARES OF VFL IN CONNECTION WITH THE PLAN FOR EACH ACQUIRED FUND.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES, RISKS, AND INVESTMENT RESTRICTIONS
How do the investment objectives, principal strategies, principal risks, and fundamental investment restrictions of the Acquired Funds compare against those of the Acquiring Fund?
This section will help you compare the investment objectives, principal strategies, principal risks, and fundamental investment restrictions of the Acquired Funds and the Acquiring Fund.

REORGANIZATION OF VCF INTO VFL
Investment Objectives.  The Acquired Fund and Acquiring Fund have similar principal investment objectives, as described below. VCF seeks to provide current income from both federal income tax and Colorado state income tax while VFL only seeks to provide current income exempt from federal income tax.

VCF (Acquired Fund)	VFL (Acquiring Fund)
What is the Fund’s investment objective? VCF seeks to provide current income exempt from both regular federal income tax and Colorado state income tax, consistent with the preservation of capital.	What is the Fund’s investment objective? VFL seeks to provide current income exempt from regular federal income tax, consistent with the preservation of capital.

Principal Investment Strategies. The Acquired Fund and Acquiring Fund have similar, but not identical, principal investment strategies, as described below, with the most significant difference being the Acquired Fund’s specific focus on Municipal Obligations from the state of Colorado.

Under normal circumstances, the Acquired Fund will invest substantially all (at least 80%) of its assets in tax-exempt “Colorado Municipal Obligations” and the Acquiring Fund will invest substantially all (at least 80%) of its net assets in “Municipal Obligations.”  “Municipal Obligations” are debt obligations issued by states, cities and local authorities, and possessions and certain territories of the United States and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuer of such securities, is, at the time of issuance, not includable in gross income for federal income tax purposes. “Colorado Municipal Obligations,” are Municipal Obligations issued by or on behalf of the State of Colorado, its agencies, instrumentalities and political subdivisions and which bear interest that, in the opinion of bond counsel or other counsel to the issuer, is exempt from both regular federal income tax and Colorado state income tax.  For each Fund, the 80% investment policy is fundamental and may not be changed without the approval of the holders of a majority of the outstanding shares of common stock and Preferred Shares voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares voting as a separate class.

Each Fund is classified as diversified under applicable federal law and neither Fund will concentrate its investments in any one industry.

Each Fund may invest up to 20% of the Fund’s assets in securities that generate interest that is subject to federal alternative minimum tax (AMT).

Each Fund may invest without limitation in uninsured, “investment grade” Municipal Obligations. “Investment grade” means that, at the time of investment, a Municipal Obligation has a credit rating of at least Baa by Moody’s, or BBB by Standard & Poor’s Financial Services LLC (S&P), or is unrated but judged by the Manager, to be of comparable quality. Each Fund may invest up to 20% of its net assets in Municipal Obligations that are rated below investment grade or that are unrated but judged by the Manager to be of comparable quality.

Each Fund seeks to have an average maturity of between 20 and 30 years.

VCF (Acquired Fund)	VFL (Acquiring Fund)
What are the Fund’s principal investment strategies?

The Fund seeks to achieve its investment objective by investing under normal circumstances, substantially all (at least 80%) of its assets in tax-exempt “Colorado Municipal Obligations.” “Municipal Obligations” are debt obligations issued by states, cities and local authorities, and possessions and certain territories of the United States and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuer of such securities, is, at the time of issuance, not includable in gross income for federal income tax purposes. “Colorado Municipal Obligations,” are Municipal Obligations issued by or on behalf of the State of Colorado, its agencies, instrumentalities and political subdivisions and which bear interest that, in the opinion of bond counsel or other counsel to the issuer, is exempt from both regular federal income tax and Colorado state income tax. The Fund may invest up to 20% of the Fund’s total assets in securities that generate interest that is subject to federal alternative minimum tax (AMT).

What are the Fund’s principal investment strategies?

The Fund seeks to achieve its investment objective by investing under normal circumstances, substantially all (at least 80%) of its net assets in “Municipal Obligations.” “Municipal Obligations” are debt obligations issued by or on behalf of a state or territory or its agencies, instrumentalities, municipalities and political subdivisions, the interest payable on which is, in the opinion of bond counsel, excludable from gross income for purposes of federal income taxation (except, in certain instances, the alternative minimum tax, depending upon the shareholder’s tax status). The Fund may invest up to 20% of the Fund’s assets in securities that generate interest that is subject to federal alternative minimum tax (AMT). The Fund may invest without limitation in uninsured, “investment grade” Municipal Obligations. “Investment grade” means that, at the time of investment, a Municipal Obligation has a credit rating of at least Baa by Moody’s, or BBB by Standard & Poor’s Financial Services LLC (S&P), or is unrated but judged by the Manager, to be of comparable quality. The Fund may invest up to 20% of its net assets in Municipal Obligations that are rated below

The Fund may invest without limitation in Colorado Municipal Obligations rated investment grade (i.e., those rated BBB and above or unrated but judged to be of comparable quality by the Fund’s investment adviser). The Fund may also invest up to 20% of its net assets in Colorado Municipal Obligations with an investment rating of Ba/BB or lower, or that are unrated but judged to be of comparable quality by the Fund’s investment adviser. In normal circumstances, the Fund does not intend to invest more than 5% of its assets in instruments other than Municipal Obligations.

The Fund intends to emphasize investments in Colorado Municipal Obligations with long-term maturities in order to maintain an average portfolio maturity of 20 to 30 years. The average portfolio maturity, however, may be shortened from time to time depending upon market conditions. As a result, the Fund’s portfolio at any given time may include both long- and intermediate-term Colorado Municipal Obligations.

The Fund may invest without limit in state or municipal leases and participation interests therein. Municipal lease obligations held by the Fund will be treated as illiquid unless they are determined to be liquid pursuant to guidelines established by the Fund’s Board.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds.

The Fund may invest up to 20% of its net assets in municipal obligations issued by or on behalf of territories of the United States – such as Guam, the U.S. Virgin Islands or Puerto Rico – that are exempt from Colorado and federal income tax, subject to the Fund’s fundamental investment policy to invest 80% of its assets in Colorado municipal obligations.

The Fund may invest up to 5% of its total assets in Colorado Municipal Obligations whose rates vary inversely with changes in market rates of interest (so-called “inverse floaters”).

Although in normal circumstances the Fund does not intend to invest more than 5% of its assets in instruments other than Municipal Obligations, the Fund may attempt to hedge its investment portfolio against market risk by engaging in various hedging transactions. In particular, the Fund may purchase and sell futures contracts, enter into various interest rate transactions, and may purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities and futures contracts (collectively, “Hedging Transactions”). Hedging Transactions may be used to attempt to protect against possible changes in the market value of the Fund’s portfolio resulting from trends in the debt securities markets, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities, to manage investment grade or that are unrated but judged by the Manager to be of comparable quality.

The Manager analyzes economic and market conditions, seeking to identify the securities or market sectors that the Manager thinks are the best investments for the Fund. The Fund generally invests in debt obligations issued by state and local governments and their political subdivisions, agencies, authorities, and instrumentalities that are exempt from federal income tax. The Fund may also invest in debt obligations issued by or for the District of Columbia, and its political subdivisions, agencies, authorities, and instrumentalities or territories and possessions of the United States that are exempt from federal income tax.

The Fund will generally invest in securities for income rather than seeking capital appreciation through active trading. However, the Fund may sell securities for a variety of reasons, such as to reinvest the proceeds in higher yielding securities, to eliminate investments not consistent with the preservation of capital, to fund tender offers, or to address a weakening credit situation.

The Fund invests its assets in securities with maturities of various lengths, depending on market conditions, but will have a dollar-weighted average effective maturity of between 20 and 30 years. The Manager will adjust the average maturity of the bonds in the Fund’s portfolio to attempt to provide a current tax-exempt income, consistent with preservation of capital. The Fund may focus its investments in certain types of bonds or in a certain segment of the municipal bond market when the supply of bonds in other sectors do not suit its investment needs.

The Fund may invest without limitation in general obligation bonds in the top four quality grades or bonds that are unrated, but which the Manager determines to be of equal quality. The Fund may invest without limitation in revenue bonds in the top four quality grades or bonds that are unrated, but which the Manager determines to be of equal quality.

The Fund may invest without limitation in insured Municipal Obligations. In addition, insurance is available on uninsured bonds and the Fund may purchase such insurance directly. The Manager will generally do so only if it believes that purchasing and insuring a Municipal Obligation provides an investment opportunity at least comparable to owning other available insured Municipal Obligations.

Private activity or private placement bonds are municipal bond issues whose proceeds are used to finance certain nongovernment activities, including some types of industrial revenue bonds such as privately owned sports and convention facilities. The Tax Reform Act of 1986 subjects interest income from these bonds to the federal alternative minimum tax and makes the tax-exempt status of certain bonds dependent on the issuer’s compliance with specific requirements after the bonds are issued. As described above, the Fund may invest up to 20% of its assets in bonds whose income is subject to the federal alternative minimum tax. This means that a portion of the the effective dollar-weighted average duration of the Fund’s portfolio or for other risk management purposes.

The Fund may enter into contracts for the purchase or sale for future delivery (futures contracts) of debt securities, aggregates of debt securities or indices or prices thereof, other financial indices and U.S. Government debt securities to hedge the value of its portfolio securities that might result from a change in interest rates. The Fund will engage in such transactions for bona fide hedging, risk management (including duration management) and other portfolio management purposes, in each case in accordance with the rules and regulations of the Commodity Futures Trading Commission. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. It is expected that the initial margin on futures contracts the Fund may purchase or sell may range from approximately 3% to approximately 15% of the value of the securities (or the securities index) underlying the contract. In certain circumstances, however, such as during periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment.

The Fund may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment. The Fund will not sell interest rate caps or floors based on securities that it does not own. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated at least “A” by at least one nationally recognized rating organization at the time of entering into such transaction. There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. The aggregate purchase price of caps and floors held by the Fund may not exceed 5% of the Fund’s assets. The Fund may sell (i.e., write) caps and floors without limitation, as long as it designates on the Fund’s books liquid assets in an amount sufficient to cover its obligations under the cap or floor.

The Fund may purchase put options (puts) that relate to Municipal Obligations (whether or not it holds such securities in its portfolio) or futures on such securities. The Fund may also sell puts on Municipal Obligations or futures on such securities if the Fund’s continuing obligations on such puts are secured by designated assets on the Fund’s books consisting of cash or liquid debt securities having a value not less than the exercise price. The Fund will not sell puts if, as a result, more than 50% of the Fund’s assets would be required to cover its

Fund’s distributions could be subject to the federal alternative minimum tax that applies to certain taxpayers.

The Fund may invest without limit in advance refunded bonds.

The Fund may invest without limitation in high-quality, short-term tax-free instruments.

The Fund may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Fund’s 15% limit on investments in illiquid securities.

The Fund may invest without limitation in municipal lease obligations, primarily through certificates of participation rated in the top four quality grades by S&P or another nationally recognized statistical rating agency. As with the Fund’s other investments, the Manager expects that investments in municipal lease obligations will be exempt from regular federal income taxes. The Fund will rely on the opinion of the bond issuer’s counsel for a determination of the bond’s tax-exempt status.

The Fund may invest in zero coupon bonds.

Credit quality restrictions for the Fund apply only at the time of purchase. The Fund may continue to hold a security whose quality rating has been lowered or, in the case of an unrated bond, after the Manager has changed its assessment of its credit quality.

The Fund may buy or sell securities on a when-issued or delayed-delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Where the Manager feels there is a limited supply of appropriate investments, the Fund may invest more than 25% of its total assets in Municipal Obligations relating to similar types of projects or with other similar economic, business, or political characteristics (such as bonds of housing finance agencies or healthcare facilities). In addition, the Fund may invest more than 25% of its assets in industrial development bonds or, in the case of the Fund, pollution control bonds, which may be backed only by the assets and revenues of a nongovernmental issuer. The Fund will not, however, invest more than 25% of its total assets in bonds issued for companies in the same business sector.

The Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes but normally does not do so. The Fund will not borrow money in excess of one-third of the value of its assets.

In response to unfavorable market conditions, the Fund may invest in taxable instruments for temporary defensive purposes. These could include obligations of the U.S. government, its agencies and instrumentalities, commercial paper, cash, certificates of deposit of domestic banks, potential obligation under its hedging and other investment transactions.

In order to reduce fluctuations in net asset value, the Fund may sell or purchase call options (calls) on Municipal Obligations that are traded on U.S. securities exchanges and in the over-the-counter markets and related futures on such securities. The Fund may write call options only if the call option is “covered.” The Fund may write put options only if the put option is “secured.” Although the Fund will enter into over-the-counter options only with dealers that agree to enter into, and which are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an over-the-counter option at a favorable price at any time prior to expiration. The Fund will not engage in over-the-counter options transactions if the amount invested by the Fund in over-the-counter options, plus, with respect to over-the-counter options written by the Fund, the amounts required to be treated as illiquid pursuant to SEC staff positions, plus the amount invested by the Fund in illiquid securities, would exceed 20% of the Fund’s total assets.

The Fund also may purchase and write call and put options on securities indices.

The Fund may also purchase and sell (write) call and put options on financial futures contracts.

The Fund may enter into credit default swap (CDS) contracts to the extent consistent with its investment objective and strategies. The Fund might use CDS contracts to limit or to reduce the risk exposure of the Fund to defaults of the issuer or issuers of its holdings (i.e., to reduce risk when the Fund owns or has exposure to such securities). The Fund also might use CDS contracts to create or vary exposure to securities or markets or as a tax management tool. The Fund will not be permitted to enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by S&P or Baa3 by Moody’s or is determined to be of equivalent credit quality by the Manager.

The Fund may purchase Municipal Obligations on a “when-issued” basis and may purchase or sell Municipal Obligations on a “forward commitment” basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices.

During temporary defensive periods (e.g., when, in the Manager’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long- or intermediate-term Colorado Municipal Obligations are available), and in order to keep cash on hand fully invested, the Fund may invest any percentage of its assets in temporary investments. The Fund intends to invest in taxable temporary investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. The Fund will repurchase agreements, reverse repurchase agreements, other cash equivalents, and other debt instruments. These investments may not be consistent with the Fund’s investment objective. To the extent that the Fund holds such investments, it may be unable to achieve its investment objective.

invest only in taxable temporary investments which are U.S. Government securities.

Portfolio trading may be undertaken to accomplish the investment objective of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Manager believes to be a temporary price disparity between the two securities. The Fund may also engage to a limited extent in short-term trading consistent with its investment objective.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act, and other securities which may not be readily marketable. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities.

Subject to the foregoing, the Fund will attempt to achieve its investment objective by prudent selection of Colorado Municipal Obligations with a view to holding them for investment. The Fund anticipates that its annual portfolio turnover rate will generally not exceed 100%. However, the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the annual portfolio turnover rate of the Fund may exceed 100% in particular years.

The Municipal Obligations market is rapidly evolving; types of Municipal Obligations other than those described above can be expected to be developed and marketed from time to time. Consistent with its investment limitations, the Fund expects to invest in those new types of Municipal Obligations that the Manager believes may assist the Fund in achieving its investment objective. The Fund will notify shareholders to the extent that it intends to invest more than 5% of its net assets in such obligations.

Principal Investment Risks. Investing in any closed-end fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in a Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors.  Each Fund’s principal risks are included below.

Any Preferred Shares issued by the Fund will have priority over the Common Shares. For so long as any
Preferred Shares are outstanding, the Fund will not: (1) declare or pay any dividend or other distribution (other than a dividend or distribution paid in Common Shares) in respect of the Common Shares, (2) call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares, or (3) pay any proceeds of the liquidation of the Fund in respect of the Common Shares, unless, in each case, (A) immediately thereafter, the Fund shall be in compliance with the 200% asset coverage limitations set forth under the 1940 Act after deducting the amount of such dividend or other distribution or redemption or purchase price or liquidation proceeds and (B) all cumulative dividends and other distributions of shares of all series of Preferred Shares of the Fund due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been declared and paid.

The principal investment risks for the Acquired Fund and Acquiring Fund are similar, except that the Acquired Fund is subject to a greater extent of specific Colorado Municipal Obligations risk. Both Funds are subject to interest rate risk, high yield (junk bond) risk, credit risk, call risk, net asset value risk, market risk, industry and sector risk, geographic concentration risk, leveraging risk, government and regulatory risk, alternative minimum tax risk, liquidity risk, IBOR risk, and active management and selection risk. Even though the Acquired Fund and Acquiring Fund share many of the same types of risks, the degree of such risks may vary. The Acquired Fund is also subject to Colorado municipal obligations risk and derivatives risk and the Acquiring Fund is subject to security risk. Each Fund’s relative risk/return profile cannot be determined by the following risk descriptions and comparison alone. However, the Acquired Fund and Acquiring Fund share a similar risk/return profile.

Risk	Acquired Fund	Acquiring Fund
Fixed income related risks:
Interest rate risk	X	X
High yield (junk bond) risk	X	X
Credit risk	X	X
Call risk	X	X
Colorado Municipal Obligations risk	X

Other risks:
Net asset value discount risk	X	X
Market risk	X	X
Security risk		X
Industry and sector risk	X	X
Geographic concentration risk	X	X
Leveraging risk	X	X
Alternative minimum tax risk	X	X
Derivatives risk	X
Government and regulatory risk	X	X
Liquidity risk	X	X
IBOR risk	X	X
Active management and selection risk	X	X

Fixed Income Related Risks
Interest rate risk. (Acquired Fund and Acquiring Fund) The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.
High yield (junk bond) risk. (Acquired Fund and Acquiring Fund) The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.
Credit risk. (Acquired Fund and Acquiring Fund) The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

Call risk. (Acquired Fund and Acquiring Fund) The risk that a bond issuer will prepay the bond during periods of low interest rates, forcing a fund to reinvest that money at interest rates that might be lower than rates on the called bond.
Colorado Municipal Obligations risk. (Acquired Fund) The risk that the value of Colorado Municipal Obligations may be adversely affected by new legislation in Colorado, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. A fund holding Colorado Municipal Obligations is susceptible to political, economic or regulatory factors affecting issuers of Colorado Municipal Obligations. There can be no assurance that current or future statewide or regional difficulties, and the resulting impact on State or local governmental finances generally, or other factors, affecting State or local governmental finances, will not adversely affect the market value of Colorado Municipal Obligations held by a fund, the ability of a fund to manage its portfolio consistent with its investment policies or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.
Other Risks
Net asset value discount risk. (Acquired Fund and Acquiring Fund) The risk that a closed-end investment company will trade at a discount from its net asset value (NAV). Historically, the Funds’ common shares have commonly traded for an amount less than net asset value.
Market risk. (Acquired Fund and Acquiring Fund) The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.
Security risk. (Acquiring Fund) The risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to events such as a pending merger or actual or threatened bankruptcy).
Industry and sector risk. (Acquired Fund and Acquiring Fund) The risk that the value of securities in a particular industry or sector will decline because of changing expectations for the performance of that industry or sector.
Geographic concentration risk. (Acquired Fund and Acquiring Fund) The risk that heightened sensitivity to regional, state, US territories or possessions (such as the Commonwealth of Puerto Rico, Guam, or the US Virgin Islands), and local political and economic conditions could adversely affect the holdings in and performance of a fund. There is also the risk that there could be an inadequate supply of municipal bonds in a particular state or US territory or possession.
Leveraging risk. (Acquired Fund and Acquiring Fund) The risk that certain fund transactions, such as the use of derivatives instruments or when-issued, delayed delivery or forward commitment transactions, or issuance of preferred shares, may give rise to leverage, causing a fund to be more volatile than if it had not been leveraged, which may result in increased losses to the fund.
Alternative minimum tax risk. (Acquired Fund and Acquiring Fund) If a fund invests in bonds whose income is subject to the alternative minimum tax, that portion of the fund’s distributions would be taxable for shareholders who are subject to this tax.
Derivatives risk. (Acquired Fund) Derivatives contracts, such as futures, options, swaps, and inverse floaters, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Government and regulatory risk. (Acquired Fund and Acquiring Fund) The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance. For example, a tax-exempt security may be reclassified by the Internal Revenue Service or a state tax authority as taxable, and/or future legislative, administrative, or court actions could cause interest from a tax-exempt security to become taxable, possibly retroactively.
Liquidity risk. (Acquired Fund and Acquiring Fund) The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.
IBOR risk. (Acquired Fund and Acquiring Fund) The risk that potential changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (IBORs, such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.
Active management and selection risk. (Acquired Fund and Acquiring Fund) The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.
Fundamental Investment Restrictions. The Acquired Fund and Acquiring Fund have adopted materially identical fundamental investment restrictions.  Each Fund is subject to the following restrictions that are “fundamental,” which means that they may not be changed without the approval of the holders of a majority of the outstanding common shares and Preferred Shares, if any, voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares, if any, voting as a separate class. Except with respect to each Fund’s borrowing restriction, these fundamental investment restrictions and limitations will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

Concentration. Each Fund will not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.
Borrowing and Senior Securities. Each Fund may not borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

Underwriting. Each Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act.

Real Estate. Each Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

Commodities. Each Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

Lending. Each Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

REORGANIZATION OF VMM INTO VFL

Investment Objectives.  The Acquired Fund and Acquiring Fund have similar principal investment objectives, as described below. VMM seeks to provide current income from both federal income tax and Minnesota state income tax while VFL only seeks to provide current income exempt from federal income tax

VMM (Acquired Fund)	VFL (Acquiring Fund)
What is the Fund’s investment objective?

VMM seeks to provide current income exempt from both regular federal income tax and Minnesota state personal income tax, consistent with the preservation of capital.
What is the Fund’s investment objective? VFL seeks to provide current income exempt from regular federal income tax, consistent with the preservation of capital.

Principal Investment Strategies. The Acquired Fund and Acquiring Fund have similar, but not identical, principal investment strategies, as described below, with the most significant difference being the Acquired Fund’s specific focus on Municipal Obligations from the state of Minnesota.

Under normal circumstances, the Acquired Fund will invest substantially all (at least 80%) of its assets in tax-exempt “Minnesota Municipal Obligations” and the Acquiring Fund will invest substantially all (at least 80%) of its net assets in “Municipal Obligations.”  “Municipal Obligations” are debt obligations issued by states, cities and local authorities, and possessions and certain territories of the United States and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuer of such securities, is, at the time of issuance, not includable in gross income for federal income tax purposes. “Minnesota Municipal Obligations” are Municipal Obligations issued by or on behalf of the State of Minnesota, its agencies, instrumentalities and political subdivisions and which bear interest that, in the opinion of bond counsel or other counsel to the issuer, is exempt from both regular federal income tax and Minnesota state personal income tax. For each Fund, the 80% investment policy is fundamental and may not be changed without the approval of the holders of a majority of the outstanding shares of common stock and Preferred Shares, voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares voting as a separate class.

Each Fund is classified as diversified under applicable federal law and neither Fund will concentrate its investments in any one industry.

Each Fund may invest up to 20% of the Fund’s assets in securities that generate interest that is subject to federal alternative minimum tax (AMT).

Each Fund may invest without limitation in uninsured, “investment grade” Municipal Obligations. “Investment grade” means that, at the time of investment, a Municipal Obligation has a credit rating of at least Baa by Moody’s, or BBB by S&P, or is unrated but judged by the Manager, to be of comparable quality. Each Fund may invest up to 20% of its net assets in Municipal Obligations that are rated below investment grade or that are unrated but judged by the Manager to be of comparable quality.

Each Fund seeks to have an average maturity of between 20 and 30 years.

VMM (Acquired Fund)	VFL (Acquiring Fund)
What are the Fund’s principal investment strategies?

The Fund seeks to achieve its investment objective by investing substantially all (in excess of 80%) of its net assets in tax-exempt “Minnesota Municipal Obligations” rated “investment grade” at the time of investment. “Municipal Obligations” are debt obligations issued by states, cities and local authorities, and possessions and certain territories of the United States and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuer of such securities, is, at the time of issuance, not includable in gross income for federal income tax purposes. “Minnesota Municipal Obligations” are Municipal Obligations issued by or on behalf of the State of Minnesota, its agencies, instrumentalities and political subdivisions and which bear interest that, in the opinion of bond counsel or other counsel to the issuer, is exempt from both regular federal income tax and Minnesota state personal income tax. “Investment grade” means that, at the time of investment, a Minnesota Municipal Obligation has a credit rating of at least Baa by Moody’s, or BBB by Standard & Poor’s Financial Services LLC (S&P). The Fund may invest up to 20% of the Fund’s total assets in securities that generate interest that is subject to federal and Minnesota alternative minimum tax (AMT). In normal circumstances, the Fund does not intend to invest more than 5% of its assets in instruments other than Municipal Obligations.

The Fund may invest without limit in state or municipal leases and participation interests therein. Municipal lease obligations held by the Fund will be treated as illiquid unless they are determined to be liquid pursuant to guidelines established by the Fund’s Board.

The Fund intends to emphasize investments in Minnesota Municipal Obligations with long-term maturities in order to maintain an average portfolio maturity of 20 to 30 years. The average portfolio maturity, however, may be shortened from time to time depending upon market conditions. As a result, the Fund’s portfolio at any given time may include both long- and intermediate-term Minnesota Municipal Obligations.

The Fund may also, as a matter of non-fundamental policy: (1) invest up to 20% of its total assets in unrated Minnesota Municipal Obligations determined by the Manager to be of comparable quality to investment grade rated Minnesota Municipal Obligations; (2) invest up to 20% of its net assets in municipal bonds that are rated Ba1/BB+ or lower or that are unrated but judged to be of comparable quality by the Manager; (3) continue to hold Municipal Obligations that have been downgraded by Moody’s or S&P below investment grade after purchase, subject to the Fund’s policy to invest no more than 20% of its net assets in Municipal Obligations rated below investment grade; and (4) purchase Minnesota Municipal Obligations on a “when-issued” basis and purchase or sell Minnesota Municipal Obligations on a “forward commitment” basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices.
The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds.

What are the Fund’s principal investment strategies?

The Fund seeks to achieve its investment objective by investing under normal circumstances, substantially all (at least 80%) of its net assets in “Municipal Obligations.” “Municipal Obligations” are debt obligations issued by or on behalf of a state or territory or its agencies, instrumentalities, municipalities and political subdivisions, the interest payable on which is, in the opinion of bond counsel, excludable from gross income for purposes of federal income taxation (except, in certain instances, the alternative minimum tax, depending upon the shareholder’s tax status). The Fund may invest up to 20% of the Fund’s assets in securities that generate interest that is subject to federal alternative minimum tax (AMT). The Fund may invest without limitation in uninsured, “investment grade” Municipal Obligations. “Investment grade” means that, at the time of investment, a Municipal Obligation has a credit rating of at least Baa by Moody’s, or BBB by Standard & Poor’s Financial Services LLC (S&P), or is unrated but judged by the Manager, to be of comparable quality. The Fund may invest up to 20% of its net assets in Municipal Obligations that are rated below investment grade or that are unrated but judged by the Manager to be of comparable quality.

The Manager analyzes economic and market conditions, seeking to identify the securities or market sectors that the Manager thinks are the best investments for the Fund. The Fund generally invests in debt obligations issued by state and local governments and their political subdivisions, agencies, authorities, and instrumentalities that are exempt from federal income tax. The Fund may also invest in debt obligations issued by or for the District of Columbia, and its political subdivisions, agencies, authorities, and instrumentalities or territories and possessions of the United States that are exempt from federal income tax.

The Fund will generally invest in securities for income rather than seeking capital appreciation through active trading. However, the Fund may sell securities for a variety of reasons, such as to reinvest the proceeds in higher yielding securities, to eliminate investments not consistent with the preservation of capital, to fund tender offers, or to address a weakening credit situation.

The Fund invests its assets in securities with maturities of various lengths, depending on market conditions, but will have a dollar-weighted average effective maturity of between 20 and 30 years. The Manager will adjust the average maturity of the bonds in the Fund’s portfolio to attempt to provide a current tax-exempt income, consistent with preservation of capital. The Fund may focus its investments in certain types of bonds or in a certain segment of the municipal bond market when the supply of bonds in other sectors do not suit its investment needs.

The Fund may invest without limitation in general obligation bonds in the top four quality grades or bonds that are unrated, but which the Manager determines to be of equal quality. The Fund may invest without limitation in revenue bonds in the top four quality grades or bonds that are unrated, but which the Manager determines to be of equal quality.

In addition, the Fund may invest in Municipal Obligations issued by or on behalf of territories of the United States – such as Guam, the U.S. Virgin Islands or Puerto Rico – that are exempt from Minnesota and federal income tax to the extent that not more than 5% of the Fund’s exempt interest dividends are derived from such obligations, subject to the Fund’s fundamental investment policy to invest 80% of its net assets in Minnesota municipal obligations. As a matter of policy, the Fund will seek to derive at least 95% of its exempt-interest dividends from Minnesota Municipal Obligations in order to qualify to pay tax-exempt dividends on income from Minnesota Municipal Obligations.
The Fund may invest up to 5% of its net assets in Minnesota Municipal Obligations whose rates vary inversely with changes in market rates of interest (so-called “inverse floaters”).
The Fund may invest in custodial receipts or certificates that evidence ownership of future interest payments, principal payments or both on certain municipal securities.
Although in normal circumstances the Fund does not intend to invest more than 5% of its assets in instruments other than Municipal Obligations, the Fund may attempt to hedge its investment portfolio against market risk (including interest rate risk) by engaging in various hedging transactions. In particular, the Fund may purchase and sell futures contracts, enter into various interest rate transactions, and may purchase and sell (or write) exchange-listed and over-the-counter put and call options on Municipal Obligations, other debt securities, aggregates of debt securities or indices of interest rates or prices thereof or other financial indices and on futures contracts (collectively, Hedging Transactions). The Fund intends to engage in Hedging Transactions if it appears advantageous to the Manager to do so in order to pursue the Fund’s investment objective, to seek to hedge against the effects of market conditions and to seek to stabilize the value of its assets.
The Fund may enter into contracts for the purchase or sale for future delivery (futures contracts) of debt securities, aggregates of debt securities or indices or prices thereof, other financial indices and U.S. Government debt securities to hedge against a decline in the value of its portfolio securities that might result from a change in interest rates. The Fund will engage in such transactions for bona fide hedging, risk management (including duration management) and other portfolio management purposes, in each case in accordance with the rules and regulations of the Commodity Futures Trading Commission.

The Fund may invest without limitation in insured Municipal Obligations. In addition, insurance is available on uninsured bonds and the Fund may purchase such insurance directly. The Manager will generally do so only if it believes that purchasing and insuring a Municipal Obligation provides an investment opportunity at least comparable to owning other available insured Municipal Obligations.
Private activity or private placement bonds are municipal bond issues whose proceeds are used to finance certain nongovernment activities, including some types of industrial revenue bonds such as privately owned sports and convention facilities. The Tax Reform Act of 1986 subjects interest income from these bonds to the federal alternative minimum tax and makes the tax-exempt status of certain bonds dependent on the issuer’s compliance with specific requirements after the bonds are issued. As described above, the Fund may invest up to 20% of its assets in bonds whose income is subject to the federal alternative minimum tax. This means that a portion of the Fund’s distributions could be subject to the federal alternative minimum tax that applies to certain taxpayers.
The Fund may invest without limit in advance refunded bonds.
The Fund may invest without limitation in high-quality, short-term tax-free instruments.
The Fund may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Fund’s 15% limit on investments in illiquid securities.
The Fund may invest without limitation in municipal lease obligations, primarily through certificates of participation rated in the top four quality grades by S&P or another nationally recognized statistical rating agency. As with the Fund’s other investments, the Manager expects that investments in municipal lease obligations will be exempt from regular federal income taxes. The Fund will rely on the opinion of the bond issuer’s counsel for a determination of the bond’s tax-exempt status.
The Fund may invest in zero coupon bonds.
Credit quality restrictions for the Fund apply only at the time of purchase. The Fund may continue to hold a security whose quality rating has been lowered or, in the

The Fund may enter into interest rate swaps and the purchase and sale of interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to manage the average weighted maturity of the Fund’s portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing. The Fund intends to use these transactions as a hedge and not as a speculative investment. The Fund will not enter into any interest rate transaction unless the unsecured senior debt or the claims-paying ability of the other party to the transaction is rated at least “A” or the equivalent by at least one nationally recognized rating organization at the time of entering into the transaction. The Fund may enter into any amount of interest rate swaps. The Fund may not sell interest rate caps or floors based on securities that it does not own. The aggregate purchase price of caps and floors held by the Fund may not exceed 5% of the Fund’s assets. However, the Fund may sell (i.e., write) caps and floors without limitation, as long as it designates on the Fund’s books liquid assets in an amount sufficient to cover its obligations under the cap or floor.
The Fund may purchase put options (puts) that relate to Municipal Obligations (whether or not it holds such securities in its portfolio) or futures on such securities. The Fund may also write put options, but only on a secured basis, which means that the Fund will designate on its books cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase puts that relate to Minnesota Municipal Obligations or futures on Minnesota Municipal Obligations. The Fund may also sell puts on Minnesota Municipal Obligations or futures on Minnesota Municipal Obligations if the Fund’s continuing obligations on such puts are secured by assets designated on the Fund’s books consisting of cash or liquid debt securities having an aggregate value not less than the exercise price. The Fund will not sell puts if, as a result, more than 50% of the Fund’s assets would be required to cover its potential obligation under its hedging and other investment transactions.
In order to reduce fluctuations in NAV, the Fund may sell or purchase call options (calls) on Municipal Obligations that are traded on U.S. securities exchanges and in the over-the-counter markets and related futures on such securities. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The Fund may sell or purchase calls on Minnesota Municipal Obligations that are traded on the U.S. securities exchanges and in the over-the-counter markets. The Fund may also sell or purchase calls on futures contracts on those Minnesota Municipal Obligations. The Fund will only write (sell) calls on securities or futures contracts it owns, or will designate on the Fund’s books liquid assets in an amount sufficient to purchase the underlying security or futures contract, adjusted to changes in market prices on a daily basis. The Fund may purchase call options to the extent that premiums paid by the Fund do not aggregate more than 2% of the Fund’s total assets.

The Fund may also purchase and write call and put options on securities indices.

case of an unrated bond, after the Manager has changed its assessment of its credit quality.
The Fund may buy or sell securities on a when-issued or delayed-delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.
Where the Manager feels there is a limited supply of appropriate investments, the Fund may invest more than 25% of its total assets in Municipal Obligations relating to similar types of projects or with other similar economic, business, or political characteristics (such as bonds of housing finance agencies or healthcare facilities). In addition, the Fund may invest more than 25% of its assets in industrial development bonds or, in the case of the Fund, pollution control bonds, which may be backed only by the assets and revenues of a nongovernmental issuer. The Fund will not, however, invest more than 25% of its total assets in bonds issued for companies in the same business sector.
The Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes but normally does not do so. The Fund will not borrow money in excess of one-third of the value of its assets.
In response to unfavorable market conditions, the Fund may invest in taxable instruments for temporary defensive purposes. These could include obligations of the U.S. government, its agencies and instrumentalities, commercial paper, cash, certificates of deposit of domestic banks, repurchase agreements, reverse repurchase agreements, other cash equivalents, and other debt instruments. These investments may not be consistent with the Fund’s investment objective. To the extent that the Fund holds such investments, it may be unable to achieve its investment objective.

To the extent that over-the-counter options are deemed to be illiquid, they are subject to the Fund’s limitation that a maximum of 15% of its net assets be invested in illiquid securities.
The Fund may enter into credit default swap (CDS) contracts to the extent consistent with its investment objective and strategies. The Fund might use CDS contracts to limit or to reduce the risk exposure of the Fund to defaults of the issuer or issuers of its holdings (i.e., to reduce risk when the Fund owns or has exposure to such securities). The Fund also might use CDS contracts to create or vary exposure to securities or markets or as a tax management tool. The Fund will not be permitted to enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by S&P or Baa3 by Moody’s or is determined to be of equivalent credit quality by the Manager.
The Fund may invest in a temporary defensive manner when the Manager believes that the Fund will be affected by adverse market conditions. When investing in this manner, the Fund may hold all or a substantial part of its assets in short-term, high quality securities which may be either tax-exempt or taxable. The Fund may invest only in taxable temporary investments that are U.S. Government securities. To the extent that the Fund invests in a temporary defensive manner, the Fund may not be able to achieve its investment objective.
Portfolio trading will be undertaken principally to accomplish the Fund’s objective in relation to actual and anticipated movements in the general level of interest rates. In addition, a security may be sold and another security of comparable quality purchased at approximately the same time to take advantage of what the Manager believes to be a temporary price disparity between the two securities. The Fund may also engage to a limited extent in short-term trading consistent with its investment objective.
The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act, and other securities which may not be readily marketable. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities.

The Fund is free to dispose of portfolio securities at any time, subject to complying with the Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the Fund’s investment objective. The Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. The Fund anticipates that its annual portfolio turnover will not exceed 100%. However, the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending on market conditions, the annual portfolio turnover rate of the Fund may exceed 100% in particular years.
The Municipal Obligations market is rapidly evolving; types of Municipal Obligations other than those described above can be expected to be developed and marketed from time to time. Consistent with its investment limitations, the Fund expects to invest in those new types of Municipal Obligations that the Manager believes may assist the Fund in achieving its investment objective. The Fund will notify shareholders to the extent that it intends to invest more than 15% of its net assets in such obligations.

Principal Investment Risks. Investing in any closed-end fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in a Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors.  Each Fund’s principal risks, as listed in their Annual Reports, are included below.

Any Preferred Shares issued by the Fund will have priority over the Common Shares. For so long as any Preferred Shares are outstanding, the Fund will not: (1) declare or pay any dividend or other distribution (other than a dividend or distribution paid in Common Shares) in respect of the Common Shares, (2) call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares, or (3) pay any proceeds of the liquidation of the Fund in respect of the Common Shares, unless, in each case, (A) immediately thereafter, the Fund shall be in compliance with the 200% asset coverage limitations set forth under the 1940 Act after deducting the amount of such dividend or other distribution or redemption or purchase price or liquidation proceeds and (B) all cumulative dividends and other distributions of shares of all series of Preferred Shares of the Fund due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been declared and paid.

The principal investment risks for the Acquired Fund and Acquiring Fund are similar, except that the Acquired Fund is subject to a greater extent of specific Minnesota Municipal Obligations risk. Both Funds are subject to interest rate risk, high yield (junk bond) risk, credit risk, call risk, net asset value risk, market risk, industry and sector risk, geographic concentration risk, leveraging risk, government and regulatory risk, alternative minimum tax risk, liquidity risk, IBOR risk, and active management and selection risk. Even though the Acquired Fund and Acquiring Fund share many of the same types of risks, the degree of such risks may vary. The Acquired Fund is also subject to Minnesota municipal obligations risk and derivatives risk and the Acquiring Fund is subject to security risk. Each Fund’s relative risk/return profile cannot be determined by the following risk descriptions and comparison alone. However, the Acquired Fund and Acquiring Fund share a similar risk/return profile.

Risk	Acquired Fund	Acquiring Fund
Fixed income related risks:
Interest rate risk	X	X
High yield (junk bond) risk	X	X
Credit risk	X	X
Call risk	X	X
Minnesota Municipal Obligations risk	X

Other risks:
Net asset value discount risk	X	X
Market risk	X	X
Security risk		X
Industry and sector risk	X	X
Geographic concentration risk	X	X

Leveraging risk	X	X
Alternative minimum tax risk	X	X
Derivatives risk	X
Government and regulatory risk	X	X
Liquidity risk	X	X
IBOR risk	X	X
Active management and selection risk	X	X

Fixed Income Related Risks
Interest rate risk. (Acquired Fund and Acquiring Fund) The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.
High yield (junk bond) risk. (Acquired Fund and Acquiring Fund) The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.
Credit risk. (Acquired Fund and Acquiring Fund) The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.
Call risk. (Acquired Fund and Acquiring Fund) The risk that a bond issuer will prepay the bond during periods of low interest rates, forcing a fund to reinvest that money at interest rates that might be lower than rates on the called bond.
Minnesota Municipal Obligations risk. (Acquired Fund) The risk that the value of Minnesota Municipal Obligations may be adversely affected by new legislation in Minnesota, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. A fund holding Minnesota Municipal Obligations is susceptible to political, economic or regulatory factors affecting issuers of Minnesota Municipal Obligations. There can be no assurance that current or future statewide or regional difficulties, and the resulting impact on State or local governmental finances generally, or other factors, affecting State or local governmental finances, will not adversely affect the market value of Minnesota Municipal Obligations held by a fund, the ability of a fund to manage its portfolio consistent with its investment policies or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.
Other Risks
Net asset value discount risk. (Acquired Fund and Acquiring Fund) The risk that a closed-end investment company will trade at a discount from its net asset value (NAV). Historically, the Funds’ common shares have commonly traded for an amount less than net asset value.
Market risk. (Acquired Fund and Acquiring Fund) The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Security risk. (Acquiring Fund) The risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to events such as a pending merger or actual or threatened bankruptcy).
Industry and sector risk. (Acquired Fund and Acquiring Fund) The risk that the value of securities in a particular industry or sector will decline because of changing expectations for the performance of that industry or sector.
Geographic concentration risk. (Acquired Fund and Acquiring Fund) The risk that heightened sensitivity to regional, state, US territories or possessions (such as the Commonwealth of Puerto Rico, Guam, or the US Virgin Islands), and local political and economic conditions could adversely affect the holdings in and performance of a fund. There is also the risk that there could be an inadequate supply of municipal bonds in a particular state or US territory or possession.
Leveraging risk. (Acquired Fund and Acquiring Fund) The risk that certain fund transactions, such as the use of derivatives instruments or when-issued, delayed delivery or forward commitment transactions, or issuance of preferred shares, may give rise to leverage, causing a fund to be more volatile than if it had not been leveraged, which may result in increased losses to the fund.
Alternative minimum tax risk. (Acquired Fund and Acquiring Fund) If a fund invests in bonds whose income is subject to the alternative minimum tax, that portion of the fund’s distributions would be taxable for shareholders who are subject to this tax.
Derivatives risk. (Acquired Fund) Derivatives contracts, such as futures, options, swaps, and inverse floaters, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).
Government and regulatory risk. (Acquired Fund and Acquiring Fund) The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance. For example, a tax-exempt security may be reclassified by the Internal Revenue Service or a state tax authority as taxable, and/or future legislative, administrative, or court actions could cause interest from a tax-exempt security to become taxable, possibly retroactively.
Liquidity risk. (Acquired Fund and Acquiring Fund) The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.
IBOR risk. (Acquired Fund and Acquiring Fund) The risk that potential changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (IBORs, such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.
Active management and selection risk. (Acquired Fund and Acquiring Fund) The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Fundamental Investment Restrictions. The Acquired Fund and Acquiring Fund have adopted materially identical fundamental investment restrictions.  Each Fund is subject to the following restrictions that are “fundamental,” which means that they may not be changed without the approval of the holders of a majority of the outstanding common shares and Preferred Shares, if any, voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares, if any, voting as a separate class. Except with respect to each Fund’s borrowing restriction, these fundamental investment restrictions and limitations will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

Concentration. Each Fund will not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.

Borrowing and Senior Securities. Each Fund may not borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

Underwriting. Each Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act.

Real Estate. Each Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

Commodities. Each Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

Lending. Each Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Effects of Leverage.  Assuming that leverage will represent approximately 30.14% of the Combined Fund’s total managed assets and that the Combined Fund will bear expenses relating to that leverage at an average annual rate of 1.10%, the income generated by the Combined Fund’s portfolio (net of estimated expenses) must exceed 0.33% in order to cover the expenses specifically related to the Combined Fund’s estimated use of leverage. Of course, these numbers are merely estimates used for illustration. Actual leverage expenses will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Combined Fund’s portfolio) of (10)%, (5)%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Combined Fund. The table further reflects the use of leverage representing 30.14% of the Combined Fund’s total managed assets and the Combined Fund’s currently projected annual leverage expenses of 1.10%.

Assumed Return on Portfolio (Net of Expenses)	-10%	-5%	0%	5%	10%
Corresponding Return to Common Shareholders	-15.04%	-7.89%	-0.73%	6.42%	13.57%

Common Share total return is composed of two elements: the Common Share dividends paid by the Combined Fund (the amount of which is largely determined by the net investment income of the Combined Fund) and gains or losses on the value of the securities the Combined Fund owns. As required by SEC rules, the table assumes that the Combined Fund is more likely to suffer capital losses than to enjoy capital appreciation.  For example, a total return of 0% assumes that the tax-exempt interest the Combined Fund receives on its municipal bonds investments is entirely offset by losses in the value of those securities.

What is the historical turnover of each of the Funds?
The following tables show each Fund’s portfolio turnover rates for the past three fiscal years:

Acquired Fund	Fiscal Year Ended 3/31/21	Fiscal Year Ended 3/31/20	Fiscal Year Ended 3/31/19
VCF	19%	31%	7%
VMM	2%	14%	13%

Acquiring Fund	Fiscal Year Ended 3/31/21	Fiscal Year Ended 3/31/20	Fiscal Year Ended 3/31/19
VFL	19%	33%	16%

The alignment of portfolio securities in the Acquiring Fund following the Reorganizations may increase portfolio turnover for the Acquiring Funds, which may generate additional costs associated with portfolio turnover.  While each Reorganization will be structured as a tax-free reorganization, the repositioning of a combined portfolio may result in capital gains due to the realignment of the combined portfolio in keeping with the Acquiring Fund’s investment strategy and policies.

How do the Funds’ holdings compare?

Please see below a comparison of the approximate amount invested in municipal bonds as a percentage of total assets for (i) each Fund as of March 31, 2021, (ii) the Combined Fund, assuming only the Reorganization of VCF into the Acquiring Fund was consummated as of March 31, 2021, (iii) the Combined Fund, assuming only the Reorganization of VMM into the Acquiring Fund was consummated as of March 31, 2021, and (iv) the Combined Fund, assuming all of the Reorganizations were consummated as of March 31, 2021.

VCF	VMM	VFL	Pro forma Combined Fund (VCF into VFL)	Pro forma Combined Fund (VMM into VFL)	Pro forma Combined Fund (VCF and VMM into VFL)
100.27%	99.94%	100.19%	100.23%	100.01%	100.07%

INFORMATION ABOUT THE FUNDS
Where is each Fund organized?
VCF is a Minnesota corporation that commenced operations on July 29, 1993. VMM is a Minnesota corporation that  commenced operations on February 26, 1993. VFL is a Massachusetts business trust that commenced operations on February 26, 1993.

What are the fees and expenses of each Fund and what are the anticipated fees and expenses after the Reorganization(s)?
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds, followed by those anticipated to be charged by the Acquiring Fund shares after the Reorganization.  The information in the table reflects the fees and expenses incurred by each Fund during the 12-month period ended March 31, 2021 and the pro forma expenses for the 12-month period ended March 31, 2021 for each possible Combined Fund assuming the Reorganizations took place on March 31, 2021.

The level of expense savings (or increases) will vary depending upon the combination of the Funds in the Reorganizations and the resulting size of the Combined Fund, and furthermore, there can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized. Because each of the Reorganizations may occur whether or not the other Reorganization is approved, several combinations are possible. The scenarios presented illustrate the pro forma effects on operating expenses for all possible combinations.

	VCF	VMM	Acquiring Fund (VFL)	Pro forma Combined Fund (VCF into Acquiring Fund)	Pro forma Combined Fund (VMM into Acquiring Fund)	Pro forma Combined Fund (VCF and VMM into Acquiring Fund)
Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)(1)	N/A	N/A	N/A	N/A	N/A	N/A

Investment Management Fees(2)	0.57%	0.57%	0.58%	0.57%	0.58%	0.58%
Other Expenses	0.38%	0.26%	0.44%	0.30%	0.23%	0.22%
Interest Expense	0.57%	0.49%	0.64%	0.60%	0.53%	0.54%
Total Annual Fund Operating Expenses	1.52%	1.32%	1.66%	1.47%	1.34%	1.34%

(1)
Common shares are not available for purchase from the Funds but may be purchased on the NYSE American Exchange through a broker-dealer subject to individually negotiated commission rates. Common shares purchased in the secondary market may be subject to brokerage commissions or other charges. No sales load will be charged in connection with the issuance of Acquiring Fund common shares as part of the Reorganizations.

(2)	Each Fund pays DMC an annual fee of 0.40% which is calculated based on each Fund’s adjusted average daily net assets.

How can I compare the costs of investing in the common shares of the Acquired Funds with the cost of investing in common shares of the combined Acquiring Fund?
The following example is intended to help you compare the costs of investing in the common shares of the Acquiring Fund pro forma if: (i) only the VCF Reorganization is completed; (ii) only the VMM Reorganization is completed; and (iii) all of the Reorganizations are completed with the costs of investing in VCF, VMM and the Acquiring Fund without the Reorganizations.  An investor in common shares would pay the following expenses on a $1,000 investment, assuming (1) the “Total Annual Fund Operating Expenses” for each Fund set forth in the total expenses table above and (2) a 5% annual return throughout the period:

	1 Year	3 Years	5 Years	10 Years
VCF	$155	$480	$829	$1,813
VMM	$134	$418	$723	$1,590
Acquiring Fund (VFL)	$169	$523	$902	$1,965
Pro forma Combined Fund (VCF into VFL)	$150	$465	$803	$1,757
Pro forma Combined Fund (VMM into VFL)	$136	$425	$734	$1,613
Pro forma Combined Fund (VCF and VMM into VFL)	$136	$425	$734	$1,613

What are the general tax consequences of the Reorganizations?
The Reorganizations are each intended to qualify as a tax-free reorganization for federal income tax purposes and the delivery of a legal opinion to that effect is a condition of closing of the Reorganization (although there can be no assurance that the Internal Revenue Service (IRS) will adopt a similar position). This means that, subject to the limited exceptions described below under the heading “What are the tax consequences of each Reorganization,”  Acquired Fund shareholders will not recognize any gain or loss for federal income tax purposes as a result of the exchange of all of their Acquired Fund shares for Acquiring Fund shares pursuant to the Reorganizations.  Prior to the closing of the Reorganizations, each Acquired Fund will distribute to its shareholders, in one or more distributions, all of its income and gains (net of available capital loss carryovers) not previously distributed for taxable years ending on or prior to the date of closing of the Reorganization.

Additionally, as discussed above, shareholders of VCF and VMM who are residents of Colorado or Minnesota, respectively, may lose the benefit of the exempt-interest dividends paid by such Fund being excluded from the individual income tax in Colorado or Minnesota, respectively, to the extent that the Acquiring Fund invests in securities the interest from which is not exempt from Colorado or Minnesota state income tax, respectively, or to the extent that the Acquiring Fund is no longer eligible to pass through to investors the tax-exempt nature of its income for state tax purposes. Shareholders should consult their own tax advisor regarding the effect, if any, of the Reorganizations in light of their individual circumstances. For more information, please see the section “What are the tax consequences of each Reorganization” below.

Who manages the Funds?
The Funds’ investment manager is Delaware Management Company (DMC), located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354. Together, the Manager and the subsidiaries of Macquarie Management Holdings, Inc. (MMHI) manage, as of June 30, 2021, $191.7 billion in assets, including mutual funds, separate accounts, and other investment vehicles. The Manager and its predecessors have been managing Delaware Funds since 1938. The Manager is a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), which is a subsidiary of MMHI. MMHI is a wholly owned subsidiary of Macquarie Group Limited. The Manager makes investment decisions for the Funds, manages the Funds’ business affairs, and provides daily administrative services.

Each Fund pays the Manager an annual fee of 0.40% which is calculated based on each Fund’s adjusted average daily net assets.

A discussion regarding the basis for each Board’s approval of the corresponding Fund’s investment advisory contract with DMC is available in the Funds’ semi-annual report to shareholders for the period ended Sept. 30, 2020.

Portfolio Managers of the Funds

Each Acquired Fund and the Acquiring Fund share the same portfolio managers, Gregory A. Gizzi, Stephen J. Czepiel, and Jake van Roden.

Gregory A. Gizzi, Managing Director, Head of Municipal Bonds, Senior Portfolio Manager. Gregory A. Gizzi has managed the Acquired Funds since November 2011 and the Acquiring Fund since March 2012.

Stephen J. Czepiel, Managing Director, Head of Municipal Bonds Portfolio Management, Senior Portfolio Manager. Stephen J. Czepiel has managed the Acquired Funds and the Acquiring Fund since July 2007.

Jake van Roden, Senior Vice President, Senior Portfolio Manager. Jake van Roden has managed the Acquired Funds and the Acquiring Fund since February 2019.

Gregory A. Gizzi
Managing Director, Head of Municipal Bonds, Senior Portfolio Manager
Gregory A. Gizzi is head of municipal bonds for Macquarie Investment Management Fixed Income (MFI) in the Americas, a role he assumed in February 2019. In this role, he is responsible for the overall operation of the strategy and is team lead on several of the tax-exempt strategies. Additionally, Gizzi continues to be responsible for MFI’s taxable municipal business and the marketing efforts for the municipal product. Previously, Gizzi was co-portfolio manager of the firm’s municipal bond funds and several client accounts, a role he held since November 2011. Before joining Macquarie Investment Management in January 2008 as head of municipal bond trading, he spent six years as a vice president at Lehman Brothers for the firm’s tax-exempt institutional sales effort. Prior to that, he spent two years trading corporate bonds for UBS before joining Lehman Brothers in a sales capacity. Gizzi has more than 20 years of trading experience in the municipal securities industry, beginning at Kidder Peabody in 1984, where he started as a municipal bond trader and worked his way up to institutional block trading desk manager. He later worked in the same capacity at Dillon Read. Gizzi earned his bachelor’s degree in economics from Harvard University.

Stephen J. Czepiel
Managing Director, Head of Municipal Bonds Portfolio Management, Senior Portfolio Manager
Stephen J. Czepiel leads the portfolio management of the firm’s municipal bonds strategies for Macquarie Investment Management Fixed Income (MFI) in the Americas, a role he assumed in February 2019. He is a co-portfolio manager of the firm’s municipal bond funds and client accounts, a role he has held since August 2007. He joined Macquarie Investment Management in July 2004 as a senior bond trader. Previously, he was vice president at both Mesirow Financial and Loop Capital Markets. He began his career in the securities industry in 1982 as a municipal bond trader at Kidder Peabody and now has more than 20 years of experience in the municipal securities industry. Czepiel earned his bachelor’s degree in finance and economics from Duquesne University.

Jake van Roden
Senior Vice President, Senior Portfolio Manager
Jake van Roden is a member of the municipal bond department within Macquarie Investment Management Fixed Income (MFI). He is a portfolio manager for MFI’s nine open-end state-specific municipal bond funds, as well as for several municipal bond client accounts, a role he assumed in December 2017. In February 2019, his portfolio management role expanded to include MFI’s closed-end municipal bond funds and the three national municipal open-end funds. He joined the municipal department in July 2004 as a generalist and became head of municipal trading in December 2012. Before that, van Roden interned at Macquarie Investment Management in the client services department. He received a bachelor’s degree in American studies with a minor in government from Franklin & Marshall College.

The SAI for the Funds provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Fund shares.

How do the performance records of the Funds compare?
The table below provide some indication of the risks of investing in the Funds by showing how each Fund’s average annual total returns for the 1-, 5-, and 10-year periods.  Each Fund’s past performance is not necessarily an indication of how it will perform in the future. The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the most recent performance data by calling 866 437-0252 or visiting our website at delawarefunds.com/closed-end.

			Annualized Rates of Return
	One Year ended Dec. 31, 2020 based on NAV	One Year ended Dec. 31, 2020 based on Market Price	Five Year ended Dec. 31, 2020 based on NAV	Five Year ended Dec. 31, 2020 based on Market Price	Ten Year ended Dec. 31, 2020 based on NAV	Ten Year ended Dec. 31, 2020 based on Market Price
VCF	6.23%	(0.73)%	4.41%	4.07%	6.15%	5.87%
VMM	4.57%	3.09%	3.94%	3.45%	5.36%	4.83%
Acquiring Fund (VFL)	5.44%	3.64%	4.95%	5.23%	6.65%	6.01%

Information about the Preferred Shares of the Funds
On April 25, 2019, VCF, VMM, and VFL issued in private offerings to a qualified institutional buyer, as defined pursuant to Rule 144A under the Securities Act of 1933, $135 million of Muni-MultiMode Preferred Shares, Series 2049 (MMP). VCF, VMM, and VFL issued $30,000,000, $75,000,000 and $30,000,000, respectively, of MMP Shares with a $100,000 liquidation value per share. Each Fund used the net proceeds from each offering to redeem its outstanding Variable Rate MuniFund Term Preferred Shares, Series 2021 (VMTP). The MMP shares were the same amount and value as the respective Fund’s VMTP shares.

The MMP shares were issued in the “Variable Rate Mode” (the VR Mode), in which the dividend is currently a variable rate determined by reference to an index rate plus an applicable spread, with a mandatory term redemption. The mandatory term redemption date for these three offerings is April 1, 2049. The Variable Rate Mode for MMP shares may be extended periodically by agreement with the owners or terminated early at the request of the purchaser or the option of the issuer. Upon expiration or termination of the VR Mode, the Fund will use its reasonable best efforts to establish, to the extent that it can do so on a commercially reasonable basis, a new Mode to succeed the VR Mode.  MMP shares represent the preferred stock of each Fund and are senior, with priority in all respects, to each Fund’s common shares as to payments of dividends. MMP shares are redeemable at par. A Fund may be obligated to redeem certain of the MMP shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The terms of the MMP shares of each Fund are substantially similar.

Set forth below is information about each Fund’s preferred shares as of March 31, 2021:

Fund	Title of Class	Amount Authorized	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column
VCF	MMP	300	0	300
VMM	MMP	750	0	750
Acquiring Fund (VFL)	MMP	300	0	300

Below is a table that details, as of March 31, 2021, (i) each Fund’s current level of leverage attributable to preferred shares as a percentage of its total net assets, (ii) the Combined Fund’s leverage attributable to preferred shares on a pro forma bases as a percentage of its total net assets assuming only the VCF Reorganization was consummated as of March 31, 2021, (iii) the Combined Fund’s leverage attributable to preferred shares on a pro forma basis as a percentage of its total net assets assuming only the VMM Reorganization was consummated as of March 31, 2021, and (iv) the Combined Fund’s leverage attributable to preferred shares on a pro forma basis as a percentage of its total net assets assuming all of the Reorganizations were consummated as of March 31, 2021.
	Title of Class	Shares Outstanding	Liquidation Preference Per Share	Aggregate Liquidation Preference	Total Assets Managed	As Percentage of Net Assets
VCF	MMP	300	$100,000	$30,000,000	$103,876,075	40.65%
VMM	MMP	750	$100,000	$75,000,000	$246,756,140	43.70%
VFL	MMP	300	$100,000	$30,000,000	$97,253,679	44.65%
Pro forma Combined Fund (VCF into VFL)	MMP	600	$100,000	$60,000,000	$201,129,754	42.56%
Pro forma Combined Fund (VMM into VFL)	MMP	1,050	$100,000	$105,000,000	$344,009,819	43.97%
Pro forma Combined Fund (VCF and VMM into VFL)	MMP	1,350	$100,000	$135,000,000	$447,885,894	43.18%

The weighted average dividend rates for the year ended March 31, 2021 were as follows:
VCF	1.38%
VMM	1.12%
Acquiring FundVFL	1.38%

Please see below a comparison of certain important ratios related to (i) each Fund’s use of leverage as of March 31, 2021, (ii) the Combined Fund’s estimated use of leverage, assuming only the Reorganization of VCF into the Acquiring Fund had taken place as of March 31, 2021, (iii) the Combined Fund’s estimated use of leverage, assuming only the Reorganization of VMM into the Acquiring Fund had taken place as of March 31, 2021, and (iv) the Combined Fund’s estimated use of leverage, assuming the Reorganizations of all the Funds had taken place as of March 31, 2021.

Ratios	VCF	VMM	Acquiring Fund (VFL)	Pro forma Combined Fund (VCF into VFL)	Pro forma Combined Fund (VMM into VFL)	Pro forma Combined Fund (VCF and VMM into VFL)
Asset Coverage Ratio	346%	329%	324%	335%	328%	322%
Regulatory/Effective Leverage Ratio	28.88%	30.39%	30.85%	29.83%	30.52%	30.14%

Preferred shareholders of the Funds will have the ability to vote on the Reorganizations via a separate proxy statement. If the Reorganizations are approved, preferred shareholders of the Funds would receive corresponding preferred shares of the Acquiring Fund with substantially similar terms.

Where can I find more financial information about the Funds?
Each Fund’s Annual Report contains a discussion of their performance during their most recent fiscal year and shows per share information for each of the previous five fiscal years. These documents, and the Funds’ most recent Semiannual Reports are available upon request.  See “More Information about the Funds”.

What are other key features of the Funds?
REORGANIZATION OF VCF INTO VFL
Investment Advisory Fees.  DMC is the investment advisor of each Fund. DMC has entered into substantially similar investment advisory agreements relating to each Fund. Each Fund’s investment advisory fee, as a percentage of the Fund’s adjusted average daily net assets, is 0.40%. Acquired Fund shareholders will not experience a change in investment advisory fees upon the Reorganization. As of May 31, 2021, the Acquired Fund had approximately $75.1 million in assets and the Acquiring Fund had approximately $69.2 million in assets.

REORGANIZATION OF VMM INTO VFL

Investment Advisory Fees.  DMC is the investment advisor of each Fund.  DMC has entered into substantially similar investment advisory agreements relating to each Fund. Each Fund’s investment advisory fee, as a percentage of the Fund’s adjusted average daily net assets, is 0.40%. Acquired Fund shareholders will not experience a change in investment advisory fees upon the Reorganization. As of May 31, 2021, the Acquired Fund had approximately $174.2 million in assets and the Acquiring Fund had approximately $69.2 million in assets.

______
Dividends, Distributions and Taxes.

Dividends and distributions
Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to distribute all of its net investment income, if any, and all of its net realized capital gains, if any, at least annually, usually in December. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.
Annual statements
Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state, and local tax returns. Your statement will show the exempt-interest dividends you received and the separately-identified portion that constitutes an item of tax preference for purposes of the alternative minimum tax (tax-exempt AMT interest). Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Funds make every effort to reduce the number of corrected forms mailed to you. However, if a Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.
Tax considerations
Fund distributions. Each Fund expects, based on its investment objective and strategies, that its distributions, if any, will be exempt from regular federal income tax. Each Fund may also make distributions that are taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.
Exempt-interest dividends. Dividends from the Funds will consist primarily of exempt-interest dividends from interest earned on municipal securities. In general, exempt-interest dividends are exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state's personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.

Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors. These dividends may be taxable to corporate shareholders subject to a state's corporate franchise tax, corporate income tax, or both and such shareholders should consult with their tax advisors about the taxability of this income before investing in a Fund.
Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. Each Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining federal alternative minimum tax for noncorporate shareholders, unless such bonds were issued in 2009 or 2010.
While each Fund endeavors to purchase only bona fide tax-exempt securities, there are risks that: (i) a security issued as tax-exempt may be reclassified by the Internal Revenue Service (IRS) or a state tax authority as taxable and/or (ii) future legislative, administrative, or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of a Fund's shares, to decline.
Taxable income dividends. Each Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. Each Fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will not be treated as qualified dividend income subject to reduced rates of taxation for individuals. Distributions of ordinary income are taxable whether you reinvest your distributions in additional Fund shares or receive them in cash.
Capital gain distributions. Each Fund also may realize net long-term capital gains from the sale of its portfolio securities. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares.
Sale of Fund shares.  A shareholder’s tender of all or a part of its Shares for cash pursuant to an offer will be a taxable transaction for federal income tax purposes.  The tax consequences of the sale will be determined in part under the stock redemption rules of Section 302 of the Code.  The amount and characterization of income recognized by a shareholder in connection with a sale pursuant to an offer will depend on whether the sale is treated as an “exchange” or a “dividend” for tax purposes.
Medicare tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. Net investment income does not include exempt-interest dividends. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
Backup withholding. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
State and local taxes. Except as otherwise provided in the section below entitled “State tax considerations,” Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.
Non-US investors. Non-US investors may be subject to US withholding tax at a 30% or lower treaty rate and US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from US withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, if any, exempt-interest dividends, interest-related dividends paid by a Fund from its qualified net interest income from US sources and short-term capital gain dividends, if such amounts are reported by a Fund. However, notwithstanding such exemptions from US withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a US person.
Other reporting and withholding requirements. Under the Foreign Account Tax Compliance Act (FATCA), a Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. After Dec. 31, 2018, FATCA withholding would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Fund may disclose the information that it receives from its shareholders to the IRS, non-US taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
State tax considerations
The following sections address certain state income tax aspects of distributions from the Funds. However, it is for general information only and should not be construed as tax advice. You should consult your tax advisor before making an investment in a Fund. Unless otherwise noted, the discussion is limited to state income taxes applicable to individual shareholders. In addition, many states require that the portion of a Fund’s income that is exempt from taxation be specifically designated.
Colorado state taxation. Exempt-interest dividends paid by VCF are exempt from Colorado taxable income for purposes of the Colorado individual income tax if the dividends are excluded from gross income for federal income tax purposes and if the dividends are derived from interest on:
•obligations of the State of Colorado or its political subdivisions that are issued on or after May 1, 1980; and
•obligations of the State of Colorado or its political subdivisions that were issued before May 1, 1980, to the extent that such interest is specifically exempt from income taxation under the Colorado state laws authorizing the issuance of such obligations.
Such exempt-interest dividends also should be excluded for purposes of calculating Colorado alternative minimum taxable income for individuals.
Exempt-interest dividends derived from qualifying obligations of US territories and possessions that are exempt from state taxation under federal law may also be exempt.
Minnesota state taxation. Exempt-interest dividends paid by VMM are exempt from taxable income for purposes of the Minnesota individual income tax provided that (i) such dividends are derived from tax-exempt interest on obligations of Minnesota and its political subdivisions, (ii) such dividends are excluded from gross income for federal income tax purposes, and (iii) the exempt-interest dividends from tax-exempt obligations of Minnesota and its political subdivisions represent 95% or more of the total exempt-interest dividends (including the portion of exempt-interest dividends exempt from state taxation under the laws of the United States) paid to shareholders by the Fund. If at least 95% of the total exempt-interest dividends are derived from municipal obligations of the state of Minnesota and its political subdivisions, that portion of such exempt-interest dividends is exempt from the Minnesota individual income tax and the portion of such exempt-interest dividends not derived from obligations of Minnesota and its political subdivisions is taxable for Minnesota individual income tax purposes.  If less than 95% of the total exempt-interest dividends are derived from obligations of the state of Minnesota and its political subdivisions, the full amount of such exempt-interest dividends is taxable for Minnesota individual income tax purposes.  As a matter of policy, the Fund will seek to earn at least 95% of its income from interest on municipal securities issued by Minnesota and its political subdivisions.
Dividends attributable to interest derived from qualifying obligations of the US may be excluded from Minnesota taxable income to the extent such interest was included in federal taxable income (however such obligations and the dividends therefrom could affect the ability of the Fund to satisfy the above-referenced 95% requirement with respect to obligations of Minnesota and its political subdivisions).
Exempt-interest dividends that are excluded from Minnesota regular taxable income but that are subject to the federal alternative minimum tax are also subject to the Minnesota alternative minimum tax on individuals, estates and trusts. Corporations that receive distributions from the Fund, including exempt-interest dividends, may be subject to the Minnesota franchise tax imposed on corporations.
Expenses to carry tax-exempt obligations. Note that in addition to the discussion of the various state income taxes above, interest on indebtedness incurred or continued to purchase or carry obligations, the income from which is exempt from state taxation, may not be deductible for state income tax purposes (or may be required to be added to the base upon which such taxes are imposed).
This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

REASONS FOR THE REORGANIZATIONS
The Acquired Funds and the Acquiring Fund share the same Boards of Directors. At a meeting of the Boards of Directors held on Aug. 11, 2021 (the Board Meeting), DMC recommended to the Boards, on behalf of each Acquired Fund and the Acquiring Fund, that they approve the Reorganizations. DMC recommended the Reorganizations because of the following factors, among others:
•	There will be a reduction in municipal closed-end fund offerings, which will create focus on the most marketable product, the Acquiring Fund.
•
Each Acquired Fund and the Acquiring Fund share similar investment objectives, strategies and risks, and fundamental investment restrictions. The Acquiring Fund’s investment objective and strategy will be familiar to shareholders as they are substantially similar to those of the Acquired Funds and will only change from single state to a national mandate.

•
Each Acquired Fund and the Acquiring Fund have the same portfolio management teams and a degree of portfolio characteristics overlap (such as average maturity), which should minimize transaction costs due to the Reorganization.

•
Each Acquired Fund’s management fee will remain the same following the Reorganization. However, the common shareholders of VMM are expected to experience a higher total expense ratio in the combined Acquiring Fund. Management believes that VMM common shareholders will not be concerned regarding the increase in total expense ratio because of the potential for a higher dividend, greater liquidity, broader investment mandate, and investors’ greater focus on trading price rather than NAV.

•
The Acquiring Fund’s assets will increase as a result of the Reorganization. With a larger asset level, the Acquiring Fund may achieve greater trading volume and offer greater liquidity to investors which potentially may result in a lower discount to NAV.

•	The Reorganizations may result in potential for improved secondary market trading of the common shares of the Acquiring Fund.
•	The Reorganization will be effected on the basis of each Fund’s net asset value per share and will not result in the dilution of the interests of shareholders of any Fund.
•	The costs of the Reorganization will be borne one third by the Acquiring Fund, one third divided equally by the Acquired Funds, and one third by DMC.
•	Each Reorganization will be effected on a tax-free basis.

At the Board Meeting, the Boards considered and approved the proposed Reorganizations.  The Independent Directors were advised on this matter by their legal counsel.  The Boards received detailed information about:  (1) the investment objectives, strategies, and policies of the Funds; (2) the portfolio management of the Funds; (3) current and future estimated fees and expenses of the Funds; (4) comparative short and long-term investment performance of the Funds; (5) comparative yield information for each Fund, as applicable; (6) allocation of Reorganization expenses; (7) federal income tax consequences of the Reorganizations for the Funds’ shareholders; and (8) the general characteristics of the Funds.

The Boards considered potential benefits to shareholders in connection with the Reorganizations, including the following:
•
Larger Net Asset Level - With a larger asset level, the Acquiring Fund may attract a larger set of investors through its national investment strategy, achieve greater trading volume, and offer greater liquidity to investors, which could potentially reduce its discount.

•
Greater Liquidity - The Acquiring Fund may have a more liquid trading environment and experience larger trading volume that may assist in leading to a smaller and less persistent discount to net asset value.

•
Stronger Investment Opportunity - A larger Acquiring Fund will permit greater investment opportunities by allowing portfolio managers to invest in a wider range of bond issuances, particularly in light of fewer new bond issuances in recent years by the states of Minnesota and Colorado.

•
Additional Leverage Flexibility - In line with greater investment opportunities, a larger Acquiring Fund may permit the portfolio managers to explore new or additional forms of leverage including tender option bonds that may be better received by potential underwriters and investors for a larger Fund with a national bond strategy.

•	Higher Dividends - Management indicated that it believes that shareholders of the Acquired Funds will experience higher dividends in the Acquiring Fund following the Reorganizations.

The Boards also considered the operating and administrative efficiencies for the Acquiring Fund following the Reorganizations, including the potential for the following:
•	greater diversification of portfolio investments;
•	greater investment flexibility and investment options;
•	the ability to trade portfolio securities in larger positions and more favorable transaction terms; and
•	improvement in operational efficiency for fund administration, transfer agent, and investment operations with a reduced closed-end fund lineup.
The Boards considered that Acquired Funds’ shareholders will lose state tax benefits of their local jurisdiction but may benefit from a more geographically diverse portfolio and more robust pool of investment securities than are available to the Acquiring Fund under its broader investment mandate.  The Boards noted management’s representation that there are limited alternatives for the Acquired Fund’s shareholders as VCF is the last remaining Colorado closed-end fund and VMM is one of only two available Minnesota closed-end funds on the market.  The Boards further considered information provided by management regarding the lack of supply of Minnesota investments for VMM in the current market.
The Boards also considered alternatives to each Reorganization, such as the reorganization of the Acquired Funds into open-end funds in the Delaware Funds by Macquarie fund complex or liquidation of the Acquired Funds.  In this instance, an Acquired Fund would pay for the cost of liquidation and shareholders would potentially be subject to increased tax liability.  Further, reorganizing into an open-end fund may not be desired by VMM and VCF shareholders who may not wish to invest in an open-end fund and there is also a potential for lower returns or income due to loss of assets triggered by the mandatory unwinding of the preferred shares presently used as leverage if the Acquired Funds were to be reorganized into an open-end fund.  The Boards also considered that a merger with the Acquiring Fund would benefit Acquired Fund shareholders since they will be invested in a larger fund, with a broader investment universe that has greater liquidity.
In considering approval of the Reorganizations, the Independent Directors did not identify any single factor or group of factors as all-important or controlling and considered all factors together.  The Independent Directors reported that they had considered the above-mentioned factors and reached the following conclusions with respect to their recommendations to the Boards.
Based upon their evaluation of the relevant information presented to them, the Board of each Fund, including a majority of the Independent Directors of each, determined that the Reorganization would be in the best interests of each Fund and that the interests of existing shareholders of each Fund would not be diluted as a result of effecting the Reorganizations.

INFORMATION ABOUT THE REORGANIZATIONS AND THE PLAN
This is only a summary of the Plan.  For more information on the Plan, you should read the Form of Agreement and Plan of Acquisition, which is attached as Exhibit A to this Prospectus/Proxy Statement and is incorporated herein by reference.

How will the Reorganization be carried out?
Each Reorganization will take place after the parties to the Plan satisfy various conditions. If approved by shareholders of an Acquired Fund, on the Closing Date, such Acquired Fund will deliver to the Acquiring Fund all of its Assets, and the Acquiring Fund will assume all obligations and liabilities not discharged by the Acquired Fund, including all liabilities relating to operations prior to the closing of the Reorganization.  In exchange, the Acquired Fund will receive Acquiring Fund shares to be distributed pro rata to the Acquired Fund’s shareholders.  The value of the Assets to be delivered to each Acquiring Fund shall be the value of such assets computed as of the close of business of the NYSE (normally 4:00 p.m., Eastern Time) on the last business day prior to the Closing Date (the Valuation Date).  The value of each Acquired Fund’s net Assets to be acquired by the corresponding Acquiring Fund hereunder shall be computed as of Close of Business on the Valuation Date using the valuation procedures set forth herein.

To the extent permitted by law, the Plan may be amended at the direction of the Board.  The Plan may be terminated and the Reorganizations abandoned at any time prior to the Closing Date as follows: (1) by mutual consent of the related Fund; (2) by the Acquired Fund if any condition precedent to its obligations set forth in the Plan has not been fulfilled by the Acquired Trust or waived by the Acquiring Trust; or (3) by an Acquired Trust if any condition precedent to its obligations set forth in the Plan has not been fulfilled by the Acquiring Trust or waived by the Acquired Trust.

Who will pay the expenses of the Reorganizations?
The expenses related to the Reorganizations (excluding brokerage costs, if any), including the costs associated with the delivery of this Prospectus/Proxy Statement, are anticipated to be approximately $300,000. The costs of the Reorganization will be borne one third by the Acquiring Fund, one third divided equally by the Acquired Funds, and one third by DMC.

What are the tax consequences of each Reorganization?

The following is a general summary of the material federal income tax consequences of each Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the Code), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect.  These considerations are general in nature and individual shareholders should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances.  These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account.

Each Fund has elected and qualified since its inception for treatment as a “regulated investment company” under Subchapter M of Chapter 1 of the Code and the Acquiring Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Code for its taxable year that includes the Reorganization Date.

Each Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Code.  None of the Acquired Funds nor the Acquiring Fund have requested or will request an advance ruling from the IRS as to the federal tax consequences of a Reorganization.  Based on certain assumptions and customary representations to be made on behalf of each Acquired Fund and the Acquiring Fund, Stradley Ronon Stevens & Young, LLP (the Trusts’ legal counsel) will, as a condition to the closing of the Reorganizations, provide a legal opinion to the effect that, for federal income tax purposes, (i) Acquired Fund shareholders will not recognize any gain or loss as a result of the exchange of their shares of the Acquired Fund for shares of the Acquiring Fund, (ii) the Acquiring Fund will not recognize any gain or loss upon receipt by the

Acquiring Fund of the corresponding Acquired Fund’s assets, (iii) the Acquired Fund will not recognize any gain or loss upon the transfer of its Assets to the Acquiring Fund in exchange for Acquiring Fund Shares or upon the distribution of those Acquiring Fund Shares to the shareholders of the Acquired Fund, (iv) the basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the Reorganization, and the Acquiring Fund’s holding period in such assets will include the period during which such assets were held by the Acquired Fund and (v) the holding period and aggregate tax basis of the Acquiring Fund Shares that are received by a Acquired Fund shareholder will be the same as the holding period and aggregate tax basis of the shares of the Acquired Fund previously held by such shareholder. Such opinion of counsel may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting.

Opinions of counsel are not binding upon the IRS or the courts.  If the Reorganization is consummated but the IRS or the courts were to determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Acquired Fund would recognize gain or loss on the transfer of its Assets to the Acquiring Fund and each shareholder of the Acquired Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its the Acquired Fund Shares and the fair market value of the Acquiring Fund Shares it received.

Acquired Fund Dividend Distribution. Prior to the closing of the Reorganization, each Acquired Fund will distribute to its shareholders, in one or more distributions, all of its income and gains (net of available capital loss carryovers) not previously distributed for taxable years ending on or prior to the date of closing of the Reorganization. To the extent that such distributions are not “exempt-interest dividends”, the dividends may be taxable to shareholders for federal income tax purposes.  It is anticipated that Fund distributions primarily will be dividends that are exempt from federal income tax, although a portion of such dividends may be taxable to shareholders as ordinary income or capital gains.

General Limitation on Capital Losses.  Assuming each Reorganization qualifies as a tax-free reorganization, as expected, the Acquiring Fund will succeed to the capital loss carryovers, if any, of the Acquired Funds upon the closing of the Reorganization for federal income tax purposes.  The capital loss carryovers of an Acquired Fund and the Acquiring Fund will be available to offset future gains recognized by the Acquiring Fund, subject to limitations under the Code.  Where these limitations apply, all or a portion of a Fund’s capital loss carryovers may become unavailable, the effect of which may be to accelerate the recognition of taxable gain to an Acquiring Fund and its shareholders post-closing.  First, a Fund’s capital loss carryovers are subject to an annual limitation if a Fund undergoes a more than 50% change in ownership. The actual annual limitation will equal the aggregate NAV of the smaller Fund in a Reorganization on the Reorganization Date multiplied by the long-term tax-exempt rate for ownership changes during the month in which the Reorganization closes; such limitation will be increased by the amount of any built-in gain (i.e., unrealized appreciation in the value of investments of the smaller Fund on the Reorganization Date that is recognized in a taxable year). Second, if a Fund has net unrealized built-in gains at the time of a Reorganization that are realized by the Acquiring Fund in the five-year period following the Reorganization, such built-in gains, when realized, may not be offset by the losses (including any capital loss carryovers and “built-in losses”) of the other Fund. Third, the capital losses of an Acquired Fund that may be used by the Acquiring Fund (including to offset any “built-in gains” of the Acquired Fund itself) for the first taxable year ending after the Reorganization Date will be limited to an amount equal to the capital gain net income of the Acquired Fund for such taxable year (excluding capital loss carryovers) treated as realized post-closing based on the number of days remaining in such year. The aggregate capital loss carryovers of the Funds and the approximate annual limitation on the use of an Acquired Fund’s aggregate capital loss carryovers following the Reorganizations are as follows:
	Delaware Investments Colorado Municipal Income Fund, Inc. as of March 31, 2021	Delaware Investments National Municipal Income Fund as of March 31, 2021
Aggregate Capital Loss Carryovers	none	none

Net Unrealized Appreciation/(Depreciation) on a Tax Basis	$6,576,427	$6,193,412
Net Assets	$73,808,085	$67,182,490
Approximate Annual Limitation for Capital Losses*	-	n/a

	Delaware Investments Minnesota Municipal Income Fund II, Inc. as of March 31, 2021	Delaware Investments National Municipal Income Fund as of March 31, 2021
Aggregate Capital Loss Carryovers	none	none
Net Unrealized Appreciation/(Depreciation) on a Tax Basis	$11,337,888	$6,193,412
Net Assets	$171,618,615	$67,182,490
Approximate Annual Limitation for Capital Losses*	n/a	-
*Based on the long-term tax-exempt rate for ownership changes during July 2021 of 1.64%.  The actual limitation will equal the aggregate NAV of the Acquired Fund on the Closing Date multiplied by the long-term tax-exempt rate for ownership changes during the month in which the Reorganization closes; such limitation is increased by the amount of any built-in gain, i.e., unrealized appreciation in value of investments of the Acquired Fund on the Closing Date that is recognized in a taxable year.

Appreciation in Value of Investments.  Shareholders of the Acquired Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the Acquiring Fund.  As a result, shareholders of the Acquired Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred.  In addition, if the Acquiring Fund, following the Reorganization, has proportionately greater unrealized appreciation in its portfolio investments as a percentage of its net asset value than the Acquired Fund, shareholders of the Acquired Fund, post-closing, may receive greater amounts of taxable gain as such portfolio investments are sold than they otherwise might have if the Reorganization had not occurred.  Please see the chart below for the appreciation or deprecation in value of investments as a percentage of NAV for each Reorganization.  Shareholders of an Acquired Fund may:
•
receive a greater amount of taxable distributions than they would have had if a Reorganization had not occurred if the Combined Fund’s unrealized appreciation as a percentage of net asset value is greater than the Acquired Fund’s;

•
receive a lesser amount of taxable distributions than they would have had if a Reorganization had not occurred if the Combined Fund’s unrealized appreciation as a percentage of net asset value is lesser than the Acquired Fund’s;

•
receive a greater amount of taxable distributions than they would have had if a Reorganization had not occurred if the Combined Fund’s unrealized depreciation as a percentage of net asset value is lesser than the Acquired Fund’s; or

•
receive a lesser amount of taxable distributions than they would have had if a Reorganization had not occurred if the Combined Fund’s unrealized depreciation as a percentage of net asset value is greater than the Acquired Fund’s.

Acquired Fund	Unrealized Appreciation or	Acquiring Fund	Unrealized Appreciation or	Approximate Unrealized Appreciation or

	(Depreciation) as a % of NAV		(Depreciation) as a % of NAV	(Depreciation) as a % of NAV on a combined basis
Delaware Investments Colorado Municipal Income Fund, Inc. as of March 31, 2021	8.91%	Delaware Investments National Municipal Income Fund as of March 31, 2021	9.22%	7.71%
Delaware Investments Minnesota Municipal Income Fund II, Inc. as of March 31, 2021	6.61%	Delaware Investments National Municipal Income Fund as of March 31, 2021	9.22%	7.71%

General. You should consult your tax advisor regarding the effect to you, if any, of the Reorganizations in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Reorganizations because this discussion is only a general summary of certain the federal income tax consequences.

What should I know about shares of the Acquired Funds and Acquiring Fund?
If approved by shareholders of an Acquired Fund, upon the Closing of the related Reorganization, Acquired Fund shares will merge with and into Acquiring Fund shares as follows:

Acquired Funds/Classes	Acquiring Fund/Classes
Delaware Investments Colorado Municipal Income Fund, Inc.	Delaware Investments National Municipal Income Fund
Common Shares	Common Shares
Muni-MultiMode Preferred Shares, Series 2049*	Muni-MultiMode Preferred Shares, Series 2049*, **

Delaware Investments Minnesota Municipal Income Fund II, Inc.	Delaware Investments National Municipal Income Fund
Common Shares	Common Shares
Muni-MultiMode Preferred Shares, Series 2049*	Muni-MultiMode Preferred Shares, Series 2049*, **

* Muni-MultiMode Preferred Shares, Series 2049 Shareholders will vote for the Reorganizations via a separate proxy statement.
** As part of the Reorganizations, Preferred shareholders of the Acquired Funds will receive Muni-MultiMode Preferred Shares, Series [     ].

Acquired Fund shareholders will receive shares at the NAV of the Acquiring Fund. Full and fractional Acquiring Fund shares will be distributed to shareholders of the Acquired Fund in accordance with the procedures described above. When issued, each share will be validly issued, fully paid, non-assessable and have full voting rights.  Acquiring Fund shares will be recorded electronically in each shareholder’s account. Acquiring Fund shares to be issued in the course of the Reorganizations have the same rights and privileges as your shares of the Acquired Funds.

Like the Acquired Funds, the Acquiring Fund holds an annual meeting of shareholders. In addition, the Funds may hold special meetings for matters requiring shareholder approval.  A shareholder meeting may also be called at any time by the Chairman, the President of a Trust, in the absence of the Chairman, or any Vice President or other authorized officer of a Trust, in the absence of the Chairman and the President.

Capital Structure.  Pursuant to their Articles of Incorporation, VCF and VMM each have 200 million shares of $0.01 par value common shares authorized. VCF has been authorized to issue an unlimited amount of $0.01 par value common shares. All of the Funds offer both Common Shares and Muni-MultiMode Preferred Shares, Series 2049. Common shares of an Acquired Fund have similar rights, preferences, and qualities as Common shares of the Acquiring Fund, including voting rights. All shares were, when issued in accordance with each Fund’s registration statement (as amended from time to time), governing instruments and applicable law, fully paid, and nonassessable.  Common shareholders do not have preemptive rights.  Shareholders of each Fund’s Common shares may not vote on any matter that affects the Funds’ Muni-MultiMode Preferred Shares.

What are the capitalizations of the Funds and what might the capitalization be after the Reorganizations?
REORGANIZATION OF VCF INTO VFL

The following table sets forth, as of August 31, 2021, the separate capitalizations of VCF (Acquired Fund) and VFL (Acquiring Fund), and the estimated capitalization of the Acquiring Fund as adjusted to give effect to the Reorganization.  The capitalization of the Acquiring Fund is likely to be different if and when the Reorganization is actually consummated.

	Acquired Fund	Acquiring Fund	Pro Forma Adjustments to Capitalization[1,2]	Acquiring Fund after Reorganization[1]
	(unaudited)	(unaudited)		(estimated) (unaudited)
Net assets (all classes)	$75,603,337.67	$69,713,879.61		$145,317,217.28
Common shares outstanding	4,837,100.00	4,528,443.00	73,907,782.00	9,440,940.57
Net asset value per Common share	$15.63	$15.39		$15.39
Preferred shares outstanding
Liquidation preference
1 Reflects the conversion of Acquired Fund shares for Acquiring Fund shares as a result of the Reorganization.
2 Adjustments reflect the costs of the Reorganization incurred by each Fund.

REORGANIZATION OF VMM INTO VFL

The following table sets forth, as of August 31, 2021, the separate capitalizations of VMM (Acquired Fund) and VFL (Acquiring Fund), and the estimated capitalization of the Acquiring Fund as adjusted to give effect to the Reorganization.  The capitalization of the Acquiring Fund is likely to be different if and when the Reorganization is actually consummated.

Acquired Fund	Acquiring Fund	Pro Forma Adjustments to Capitalization[1,2]	Acquiring Fund after Reorganization[1]
(unaudited)	(unaudited)		(estimated) (unaudited)

Net assets (all classes)	$174,782,541.99	$69,713,879.61		$244,496,421.60
Common shares outstanding	11,504,975.09	4,528,443.00	(151,528,925)	15,885,333.32
Net asset value per Common share	$15.19	$15.39		$15.39
Preferred shares outstanding
Liquidation preference
1 Reflects the conversion of Acquired Fund shares for Acquiring Fund shares as a result of the Reorganization.
2 Adjustments reflect the costs of the Reorganization incurred by each Fund.

REORGANIZATIONS OF VCF AND VMM
INTO VFL

The following table sets forth, as of August 31, 2021, the capitalizations of VCF (Acquired Fund (CO)) and VMM (Acquired Fund (MN)) and VFL (Acquiring Fund), and the estimated capitalization of the Acquiring Fund as adjusted to give effect to the Reorganizations.  The capitalization of the Acquiring Fund is likely to be different if and when the Reorganizations are actually consummated. Neither Reorganization is contingent on the other Reorganization.

	Acquired Fund (CO)	Acquired Fund (MN)	Acquiring Fund	Pro Forma Adjustments to Capitalization[1,2]	Acquiring Fund after Reorganizations[1]
	(unaudited)	(unaudited)	(unaudited)		(estimated) (unaudited)
Net assets (all classes)	$75,603,337.67	$174,782,541.99	$69,713,879.61		$320,099,759.27
Common shares outstanding	4,837,100.00	11,504,975.09	4,528,443.00	(77,621.14)	20,797,830.89
Net asset value per Common share	$15.63	$15.19	$15.39		$15.39
Preferred shares outstanding
Liquidation preference
1 Reflects the conversion of Acquired Fund shares for Acquiring Fund shares as a result of the Reorganization.
2 Adjustments reflect the costs of the Reorganization incurred by each Fund.

Do the Directors and Officers own shares of the Funds?
As of Aug. 12, 2021, the officers and Directors directly owned less than 1% of the outstanding shares of each Class of each Acquired Fund.

As of Aug. 12, 2021, the officers and Directors directly owned less than 1% of the outstanding shares of each Class of the Acquiring Fund.

Who are the control persons and owners of record or beneficially 5% or more of any class of a Fund’s outstanding equity securities?
As of Aug. 12, 2021, DMC believes the following shareholders held of record 5% or more of the outstanding shares of each class of each Fund. DMC does not have knowledge of beneficial owners.

Fund Name	Name and Address of Account	Percentage
Delaware Investments Minnesota Municipal Income Fund II, Inc.	Saba Capital Management, L.P. 405 Lexington Avenue, 58th Floor New York, New York 10174	10.00%
Delaware Investments National Municipal Income Fund	MacKay Shields LLC 1345 Avenue of Americas New York, NY 10105	5.66%
Information regarding shareholders or groups of shareholders who beneficially own more than 5% of MMP Shares of a Fund, as of Aug. 12, 2021, is provided below:

Fund Name	Name and Address of MMP Shareholder	Number of Shares Owned	Percentage Owned
Delaware Investments Colorado Municipal Income Fund, Inc.	Toronto Dominion Investments, Inc. 31 W 52ND STREET NEW YORK, NY 10019	300	100%
Delaware Investments Minnesota Municipal Income Fund II, Inc.	Toronto Dominion Investments, Inc. 31 W 52ND STREET NEW YORK, NY 10019	750	100%
Delaware Investments National Municipal Income Fund	Toronto Dominion Investments, Inc. 31 W 52ND STREET NEW YORK, NY 10019	300	100%

COMPARISON OF ORGANIZATION, STRUCTURE AND GOVERNANCE OF THE FUNDS
Comparison of State Law and Material Charter Document Provisions
The Acquired Funds are organized as Minnesota corporations. The Acquiring Fund is organized as a Massachusetts business trust. If the Reorganizations take place, the Combined Fund will be organized as a Massachusetts business trust with the governing documents of the Acquiring Fund.

The following description is based on relevant provisions of the Minnesota Business Corporation Act (the “MBCA”), applicable Massachusetts law, and each Fund’s governing documents (prior to the proposed Reorganizations). This summary does not purport to be complete, and we refer you to the MBCA applicable Massachusetts law, and each Fund’s governing documents.
General
The Acquired Funds are Minnesota corporations. A fund organized as a Minnesota corporation is governed both by the MBCA and the Minnesota corporation’s articles of incorporation and by-laws. For a Minnesota corporation, unlike a Massachusetts business trust, the MBCA prescribes many aspects of corporate governance. However, as discussed above, if Acquired Fund shareholders approve Proposals 1 and 2 and Acquiring Fund shareholders approve Proposal 3, the Combined Fund will be a Massachusetts business trust.

The Acquiring Fund is a Massachusetts business trust. A fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration of trust. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration of trust and related governing documents.
Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for closed-end funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration of trust and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws such as those of Minnesota, or newer statutory trust laws such as those of Delaware, provide.
Shareholders of a Minnesota corporation generally are shielded from personal liability for the corporation’s debts or obligations. Shareholders of a Massachusetts business trust, on the other hand, are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of trust for the Acquiring Fund contains such provisions.
Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. The directors of a Minnesota corporation, on the other hand, generally are shielded from personal liability for the corporation’s acts or obligations by the MBCA. However, courts in Massachusetts have recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration of trust, and declarations of trust may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declaration of trust for the Acquiring Fund contains such provisions.
Minnesota Corporations
A Minnesota corporation is governed by the MBCA, its articles of incorporation and by-laws. Some of the key provisions of the MBCA and the articles of incorporation and by-laws of the Acquired Funds are summarized below.
Shareholder Voting. Under the MBCA, a Minnesota corporation generally cannot dissolve, amend its articles of incorporation, sell or otherwise transfer all or substantially all of its property and assets outside the ordinary course of business or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the articles of incorporation of the corporation, there may be various exceptions to these votes.
Shareholders of Minnesota corporations are generally entitled to one vote per share and fractional votes for fractional shares held. The articles of incorporation of the Acquired Funds contain such provisions regarding fractional shares.
Under Minnesota law, shareholders holding 10% or more of voting power generally may call a special meeting by notice of written demand given to the corporation containing the purpose of the meeting. The by-laws of the Acquired Funds provide that a special meeting of shareholders may be called at the written request of shareholders entitled to cast at least 10% of the voting power of all shares entitled to vote at the meeting, which request must state the purpose or purposes of the meeting, provided however, that a meeting for the purpose of considering any action to directly or indirectly facilitate or effect a business combination, including any action to change or otherwise affect the composition of the Board for that purpose, must be called by 25% or more of the voting power of all shares entitled to vote.

Election and Removal of Directors. Shareholders of a Minnesota corporation generally are entitled to elect and remove directors. Unless otherwise provided in the articles, directors of a Minnesota corporation are elected by a plurality of voting power present at a meeting that constitutes a quorum. The by-laws of the Acquired Funds provide that directors are elected by a plurality of shares entitled to vote for such directors and validly cast at such election. The MBCA does not require a corporation to hold an annual meeting unless required by the articles of incorporation or by-laws. The by-laws of the Acquired Funds provide that regular meetings of the shareholders for the election of directors and the transaction of such other business as may properly come before the meeting will be held on an annual or other less frequent periodic basis at such date and time as the board of directors, chairperson of the board of directors or by the president designates, except as otherwise required by the MBCA or by other applicable law. Under the MBCA, the articles of incorporation or by-laws may set forth certain procedures for the removal of directors. The by-laws of the Acquired Funds provide that a director may be removed from office with or without cause, by a vote of a majority of the outstanding shares of the class or classes of capital stock that elected such director.
Minnesota law allows provisions for classified boards in either the corporation’s articles of incorporation or by-laws. Pursuant to the Acquired Funds’ by-laws, the Funds’ Boards are not divided into classes with staggered multi-year terms, such that only the members of one of the three classes stand for election each year. The staggered board structure could delay for up to two years the election of a majority of the Boards of the Acquired Funds. The board structure of the Acquired Funds will remain in place following the closing of the Reorganizations.
Issuance of Shares. The board of directors of a Minnesota corporation has the power to authorize the issuance of shares. If so provided in the articles of incorporation (and the articles of incorporation of the Acquired Funds do so provide), the board of directors may authorize the issuance of shares in more than one class or series, and prior to issuance of shares of each class or series, the board of directors must set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.
Amendments to the Articles of Incorporation. Under the MBCA, shareholders of corporations generally are entitled to vote on amendments to the articles of incorporation. Amendments to the articles of incorporation generally require an affirmative vote by a majority of the shares entitled to vote at a meeting that would constitute a quorum; however, Minnesota law provides that the articles of incorporation may require a larger proportion of votes to amend the articles of incorporation.  The articles of incorporation of the Acquired Funds do require a larger proportion of votes to amend certain provisions of the articles of incorporation.
Shareholder, Director and Officer Liability. Under Minnesota law, shareholders generally are not personally liable for debts or obligations of a corporation. Minnesota law provides that a director’s personal liability to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director may be eliminated or limited in the articles of incorporation, except for a director’s breach of the duty of loyalty, for acts or omissions not in good faith or involving an intentional or knowing violation of law, for authorization of improper distributions, or for any transaction from which the director derived an improper personal benefit. The articles of incorporation of the Acquired Funds provide such a limitation on director liability. Minnesota law provides that, unless prohibited by a corporation’s articles of incorporation or by-laws, a corporation must indemnify and advance expenses to its directors for acts and omissions in their official capacity, subject to certain exceptions, and the articles of incorporation of the Acquired Funds do not prohibit such indemnification or advances. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer will be protected from liability to a fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.
Preemptive Rights. Minnesota law provides that, unless otherwise provided in the articles, shareholders do not have preemptive rights for public offerings of the corporation’s securities. Pursuant to the articles of incorporation of the Acquired Funds, shareholders have no preemptive rights.
Dissenters’ Right of Appraisal. Under Minnesota law, shareholders generally are entitled to assert dissenters’ rights in connection with certain amendments to the articles of incorporation, asset sales and reorganizations and obtain payment of the “fair value” of their shares, provided that they comply with the requirements of Minnesota law. However, these rights are subject to certain exceptions under the MBCA, including, in the case of asset sales and reorganizations, if the shares to which the dissenters’ rights relate and the shares, if any, that a shareholder is to receive are traded on an exchange.  The Acquired Funds’ articles of incorporation do not include specific provisions on dissenters’ right of appraisal, and therefore Minnesota law governs whether there are dissenters’ rights of appraisal in connection with the Reorganizations.  Because the Acquired Fund Common Shares are traded on the NYSE, holders of Acquired Fund Common Shares do not have dissenters’ rights in connection with the Reorganizations; however, holders of Acquired Fund Preferred Shares do have dissenters’ rights in connection with the Reorganizations.  See “Are there dissenters’ rights?” herein for further information.
Derivative Actions. Under Minnesota law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.
Massachusetts Business Trusts
The Acquiring Fund is governed by its declaration of trust and by-laws. If the Reorganizations take place, the Acquiring Fund will continue to be organized as a Massachusetts business trust pursuant to its current governing documents.
Under the Acquiring Fund’s declaration of trust, any determination as to what is in the interests of the Fund made by the trustees in good faith is conclusive, and in construing the provisions of the declaration of trust, there is a presumption in favor of a grant of power to the trustees. Further, the declaration of trust provides that certain determinations made in good faith by the trustees are binding upon the Fund and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations will be so binding. The declaration of trust of the Acquiring Fund provides that each shareholder of the Fund, by virtue of having become a shareholder, shall be held to have expressly assented and agreed to be bound by the terms of the Fund’s governing documents. The following is a summary of some of the key provisions of the governing documents of the Acquiring Fund.
Shareholder Voting. The declaration of trust of the Acquiring Fund requires a shareholder vote on a number of matters, including certain amendments to the declaration of trust, the election of trustees, the merger or reorganization of the Fund (under certain circumstances) or sales of assets in certain circumstances and matters required to be voted on by the 1940 Act. The declaration of trust of the Acquiring Fund provides that each share of the Fund is entitled to one vote on any matter on which it is entitled to vote.
The by-laws of the Acquiring Fund provide that the holders of a majority of the shares of the Fund entitled to vote at a meeting will constitute a quorum for the transaction of business. The declaration of trust of the Acquiring Fund provides that the affirmative vote of the holders of a majority  of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter, except for the election of trustees, which shall only require a plurality, and as otherwise required by the 1940 Act, the declaration of trust or the by-laws.
Shareholder Meetings. Meetings of shareholders of the Acquiring Fund may be called by the trustees, the chairperson of the Board, or the president and must be called upon the written request of shareholders entitled to cast at least 40% of all votes entitled to be cast at the meeting. Shareholder requests for special meetings are subject to various requirements under the Acquiring Fund’s by-laws, including as to the specific form of, and information required in, a shareholder’s request to call such a meeting. A shareholder may request a special meeting only to act on a matter upon which such shareholder is entitled to vote, and shareholders may not request special meetings to consider any matter that is substantially the same as a matter voted upon at any meeting of shareholders held during the preceding 12 months, unless requested by the holders of a majority of all shares entitled to be voted at such meeting.
The by-laws of the Acquiring Fund authorize the chairperson of a shareholder meeting to adopt rules, regulations and procedures appropriate for the proper conduct of the meeting, which may include (i) restricting admission to the time set for the commencement of the meeting; (ii) limiting attendance at the meeting to shareholders of record or nominee holders as of the record date of the meeting, their duly authorized proxies, proponent representatives, and other such individuals as the chairperson of the meeting may determine; (iii) limiting participation at the meeting on any matter to shareholders or nominee holders entitled to vote on such matter, their duly authorized proxies, proponent representatives, and other such individuals as the chairperson of the meeting may determine; (iv) limiting the time allotted to questions or comments by participants; (v) determining when the polls should be opened and closed; (vi) maintaining order and security at the meeting; (vii) removing any shareholder, nominee holders, proponent representatives, or any other individual who refuses to comply with meeting procedures, rules or guidelines as set forth by the chairperson of the meeting; and (viii) concluding, recessing, or adjourning the meeting.
The by-laws of the Acquiring Fund generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board or to transact any other business at a meeting of shareholders. Any notice by a shareholder must be accompanied by certain information as required by the by-laws. No shareholder proposal will be considered at any meeting of shareholders of the Acquiring Fund if such proposal is submitted by a shareholder who does not satisfy all applicable requirements set forth in the by-laws.

Election and Removal of Trustees. The declaration of trust of the Acquiring Fund provides that the trustees determine the size of the Board, subject to a minimum and a maximum number. Subject to the provisions of the 1940 Act, the declaration of trust also provides that vacancies on the Board may be filled by the remaining trustees. A trustee may be removed only for cause and only by action of at least two-thirds of the remaining trustees or by action of at least two-thirds of the outstanding shares of the class or classes that elected such trustee.
Pursuant to the Acquiring Fund’s by-laws, the Fund’s Board is not divided into three classes with staggered multi-year terms, such that only the members of one of the three classes stand for election each year.
Issuance of Shares. Under the declaration of trust of the Acquiring Fund, the trustees are permitted to issue an unlimited number of shares of such designations and par values (if any), and with such rights, preferences, privileges, and restrictions as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the trustees in their discretion may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.
Classes. The declaration of trust of the Acquiring Fund gives broad authority to the trustees to establish classes or series in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the classes or series.
Amendments to Governing Documents. Amendments to the declaration of trust generally require the consent of shareholders owning more than 50% of shares entitled to vote. Certain amendments may be made by the trustees without a shareholder vote, and any amendment to the voting requirements contained in the declaration of trust requires the approval of two-thirds of the outstanding Common shares and two-thirds of the outstanding Preferred shares, voting together as a single class. The Acquiring Fund’s by-laws may be restated and/or amended at any time, without the approval of the shareholders, by a majority of the then trustees.
Shareholder, Trustee and Officer Liability. The declaration of trust of the Acquiring Fund provides that shareholders have no personal liability for the acts or obligations of the Fund and requires the Fund to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. In addition, the declaration of trust provides that the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the declaration of trust provides that any person who is a trustee, officer or employee of the Fund is not personally liable to any person in connection with the affairs of the Fund, other than to the Fund and its shareholders arising from such trustee’s, officer’s or employee’s bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duties involved in the conduct of his or her office. The declaration of trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The declaration of trust provides that the trustees may rely in good faith on expert advice.

Derivative and Direct Claims of Shareholders. Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the trustees to bring an action, before the shareholder is entitled to bring or maintain a derivative action in the right of or name of or on behalf of the trust. Under the Massachusetts statute, a shareholder whose demand has been refused by the trustees may bring the claim only if the shareholder demonstrates to a court that the trustees’ decision not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Acquiring

Fund. The declaration of trust of the Acquiring Fund provides that shareholders shall have the power to vote to the same extent as the shareholders of Massachusetts business corporation as to whether or not a court action, proceeding or claim shall be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, provided, however, that a shareholder of a particular class or series shall not be entitled to bring any derivative or class action on behalf of the other class or series of the Fund.

The foregoing is only a summary of certain rights of shareholders under the governing documents of the Funds and under applicable state law and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.
Common Share Price Data
The following tables set forth the high and low market prices for common shares of each Fund on the NYSE for each full quarterly period within each Fund’s two most recent fiscal years and each full quarter since the beginning of each Fund’s current fiscal year, along with the NAV and discount or premium to NAV for each quotation.
Acquiring Fund
	Price		Net Asset Value		Premium/Discount
Quarterly Period Ending	High	Low	High	Low	High	Low

VCF
	Price		Net Asset Value		Premium/Discount
Quarterly Period Ending	High	Low	High	Low	High	Low

VMM
	Price		Net Asset Value		Premium/Discount
Quarterly Period Ending	High	Low	High	Low	High	Low

To the extent an Acquired Fund’s common shares are trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of its Reorganization, Acquired Fund common shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. To the extent an Acquired Fund’s common shares are trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of its Reorganization, Acquired Fund common shareholders may be negatively impacted if its Reorganization is consummated. Acquiring Fund common shareholders would only benefit from a premium/discount perspective to the extent the post-Reorganization discount (or premium) of the Acquiring Fund common shares improves.

There can be no assurance that, after the Reorganizations, common shares of the Combined Fund will trade at, above or below NAV. Upon consummation of the Reorganizations, the Combined Fund common shares may trade at a price that is less than the current market price of Acquiring Fund common shares. In the Reorganizations, common shareholders of the Acquired Funds will receive Acquiring Fund common shares based on the relative NAVs (not the market values) of the respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of a Fund prior to the Reorganizations.

PROPOSAL 4: TO ELECT A BOARD OF DIRECTORS
Shareholders of the Funds are being asked to reelect each of the current members of the Board of your Fund. The nominees are: Thomas L. Bennett, Jerome D. Abernathy, Ann D. Borowiec, Joseph W. Chow, H. Jeffrey Dobbs, John A. Fry, Joseph Harroz, Jr., Sandra A.J. Lawrence, Shawn K. Lytle, Frances A. Sevilla-Sacasa, Thomas K. Whitford, Christianna Wood, and Janet L. Yeomans.

If elected, these persons will serve as Directors until the next annual meeting of shareholders called for the purpose of electing Directors and/or until their successors have been elected and qualify for office. Shareholders of each Acquired Fund are being solicited to vote to elect a Board of Directors so that the Acquired Fund may continue to be governed by its current Board Members, and avoid vacancies on the Board, in the event the Reorganization with respect to an Acquired Fund is not consummated in a timely manner.  It is not expected that any nominee will withdraw or become unavailable for election, but in such a case, the power given by you in the Proxy Card may be used by the persons named as proxies to vote for a substitute nominee or nominees as recommended by the Board.

Each Fund issues Common Shares and Preferred Shares.  The holders of Preferred Shares of each Fund exclusively are entitled to elect two of their respective Preferred Share Directors, and the remaining Directors are to be elected by the holders of the Preferred Shares and Common Shares voting together. The nominees for Preferred Share Directors of the Funds are Ann D. Borowiec and Joseph W. Chow.  A separate proxy statement is being sent to preferred shareholders to solicit their votes on the Proposals including the election of Directors.

 INFORMATION ON THE NOMINEES

Name, Address, and Birthdate	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Director
Shawn K. Lytle[1] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 February 1970	President, Chief Executive Officer, and Director	Director since September 2015 President and Chief Executive Officer since August 2015	Global Head of Macquarie Investment Management[2] (January 2019–Present) Head of Americas of Macquarie Group (December 2017–Present) Deputy Global Head of Macquarie Investments Management (2017-2019) Head of Macquarie Investment Management Americas (2015-2017)	154	Director — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
Independent Directors
Jerome D. Abernathy 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1959	Director	Since January 2019	Managing Member, Stonebook Capital Management, LLC (financial technology: macro factors and databases) (January 1993-Present)	154	None
Thomas L. Bennett 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1947	Chair and Director	Director since March 2005 Chair since March 2015	Private Investor — (March 2004–Present)	154	None

Name, Address, and Birthdate	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Ann D. Borowiec 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 November 1958	Director	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005-2011) — J.P. Morgan Chase & Co.	154	Director — Banco Santander International (October 2016–December 2019) Director — Santander Bank, N.A. (December 2016–December 2019)
Joseph W. Chow 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1953	Director	Since January 2013	Private Investor (April 2011–Present)	154	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)
H. Jeffrey Dobbs 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 May 1955	Director	Since April 2021	Global Sector Chairman, Industrial Manufacturing, KPMG LLP (2010-2015)	89
Director and Audit Committee Member, Ivy Funds (2019-2021)

Director, Valparaiso University (2012-Present)

Director, TechAccel LLC (2015-Present)
(Tech R&D)

Board Member, Kansas City Repertory Theatre (2015-Present)

Board Member, PatientsVoices, Inc. (healthcare) (2018-Present)

Kansas City Campus for Animal Care (2018-Present)

Director, National Association of Manufacturers (2010-2015)

Name, Address, and Birthdate	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director

					Director, The Children’s Center (2003-2015) Director, Metropolitan Affairs Coalition (2003-2015) Director, Michigan Roundtable for Diversity and Inclusion (2003-2015) Director, Ivy NextShares (2019)
John A. Fry 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 May 1960	Director	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–June 2010)	154
Director; Compensation Committee and Governance Committee Member — Community Health Systems (May 2004-Present)

Director — Drexel Morgan & Co. (2015-December 2019)

Director, Audit and Compensation Committee Member — vTv Therapeutics Inc. (2017-Present)

Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc. (2018-Present)

Director and Audit Committee Member— Federal Reserve Bank of Philadelphia (January 2020-Present)

Joseph Harroz, Jr.	Director	Since April 2021	President (2020-Present),	89	Director and

Name, Address, and Birthdate	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1967
Interim President (2019-2020), Vice President (2010-2019) and Dean (2010-2019), College of Law, University of Oklahoma

Managing Member, Harroz Investments, LLC, (commercial enterprises) (1998-2019)

Managing Member, St. Clair, LLC (commercial enterprises) (2019-Present)

Independent Chairman, Ivy Funds (1998-2021)

Director, OU Medicine, Inc. (2020-Present);

Director and Shareholder, Valliance Bank (2007-Present)

Director, Foundation Healthcare (formerly Graymark HealthCare) (2008-2017)

Director, the Mewbourne Family Support Organization (2006-Present) (non-profit)

Independent Director, LSQ Manager, Inc. (real estate) (2007-2016)

Director, Oklahoma Foundation for Excellence (non-profit) (2008-Present)

Independent Chairman and Director, Waddell & Reed Advisors Funds (WRA Funds) (Independent Chairman: 2015-2018; Director: 1998-2018)

Independent Chairman and Director, Ivy NextShares (2016-

Name, Address, and Birthdate	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
2019)
Sandra A.J. Lawrence 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 September 1957	Director	Since April 2021	Retired; formerly, Chief Administrative Officer, Children’s Mercy Hospitals and Clinics (2016-2019); CFO, Children’s Mercy Hospitals and Clinics (2005-2016)	89
Director and Governance Committee Member, Ivy Funds (2019-2021)

Director, Hall Family Foundation (1993-Present)

 Director, Westar Energy (utility) (2004-2018)

Director, Nelson-Atkins Museum of Art (non-profit) (2007-2020)

Director, Turn the Page KC (non-profit) (2012-2016)

Director, Kansas Metropolitan Business and Healthcare Coalition (non-profit) (2017-2019)

Director, National Association of Corporate Directors (non-profit) (2017-Present)

Director, American Shared Hospital Services (medical device) (2017-Present)

Director, Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and

Name, Address, and Birthdate	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director

Kansas Gas and Electric Company (related utility companies) (2018-Present)

Director, Stowers (research) (2018)

CoChair, Women Corporate, Directors (director education) (2018-2020)

Director, Ivy NextShares (2019)

Frances A. Sevilla-Sacasa 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1956	Director	Since September 2011	Private Investor (January 2017–Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	154
Trust Manager and Audit Committee Chair — Camden Property Trust (August 2011–Present)

Director; Audit and Compensation Committee Member — Callon Petroleum Company (December 2019-Present)

Director; Audit Committee Member — New Senior Investment Group Inc. (January 2021-Present)

Director; Audit Committee Member — Carrizo Oil & Gas, Inc. (March 2018-December 2019)

Thomas K. Whitford 100 Independence, 610 Market Street	Director	Since January 2013	Vice Chairman (2010–April 2013)— PNC Financial Services Group	154	Director — HSBC North America Holdings Inc.

Name, Address, and Birthdate	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Philadelphia, PA 19106-2354 March 1956
(December 2013–Present)

Director — HSBC USA Inc. (July 2014–Present)

Director — HSBC Bank USA, National Association (July 2014–March 2017)

Director — HSBC Finance Corporation (December 2013–April 2018)

Christianna Wood 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 August 1959	Director	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	154
Director; Finance Committee and Audit Committee Member — H&R Block Corporation (July 2008–Present)

Director; Investments Committee, Capital and Finance Committee and Audit Committee Member — Grange Insurance (2013–Present)

Director; Chair of Nominating and Governance Committee and Member of Audit Committee — The Merger Fund (2013–Present), The Merger Fund VL (2013–Present), WCM Alternatives: Event-Driven Fund (2013–Present), and WCM Alternatives: Credit Event Fund (December 2017–Present)

Name, Address, and Birthdate	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010–2016)
Janet L. Yeomans 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1948	Director	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	154	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009‑2017)

1 Shawn K. Lytle is considered to be an “Interested Director” because he is an executive officer of the Funds’ investment advisor.
2 Macquarie Investment Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds’ investment advisor.

The following table shows each Director’s ownership of shares of each Fund and of all other funds in the Delaware Funds® by Macquarie (the Fund Complex) as of December 31, 2020.

Name of Director	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities[1] in All Registered Investment Companies Overseen by Director in Fund Complex[2]
Interested Director
Shawn K. Lytle	None	Over $100,000
Independent Directors
Jerome D. Abernathy	None	Over $100,000
Thomas L. Bennett	None	Over $100,000
Ann D. Borowiec	None	Over $100,000
Joseph W. Chow	None	Over $100,000
H. Jeffrey Dobbs	None	None
John A. Fry	None	Over $100,000
Joseph Harroz, Jr.	None	None
Sandra A.J. Lawrence	None	None
Frances A. Sevilla-Sacasa	None	Over $100,000
Thomas K. Whitford	[None]	Over $100,000
Christianna Wood	None	Over $100,000
Janet L. Yeomans	None	Over $100,000
1 The ranges for equity securities ownership by each Director are: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.
2 On December 2, 2020, Waddell & Reed Financial, Inc. (WDR), the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds Complex (the Ivy Funds), and Macquarie Management Holdings, Inc., the U.S. holding company for Macquarie Group Limited’s U.S. asset management business (Macquarie), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of WDR (the Transaction). The Transaction closed on April 30, 2021, at which time, Messrs. Dobbs and Harroz and Ms. Lawrence became Directors of the Funds.

Board Leadership Structure and Functions

Common Board of Directors. The business of each Fund is managed under the direction of its Board. Several of the Directors also serve on the Boards of all the other investment companies that comprise the Delaware Funds. The Directors believe that having a common Board for all funds in the complex is efficient and enhances the ability of the Board to address its responsibilities to each fund in the complex. The Directors believe that the common board structure allows the Directors to leverage their individual expertise and that their judgment is enhanced by being Directors of all of the funds in the complex.

Board Chair. Mr. Bennett is the Board’s Chair. As fund governance best practices have evolved, more and more fund boards have opted to have an independent director serve as chair. Among other reasons, the Board selected Mr. Bennett as Chair due to his substantial financial industry experience and his tenure on the Board. As the Chair, Mr. Bennett, in consultation with Fund management, legal counsel, and the other Directors, proposes Board agenda topics, actively participates in developing Board meeting agendas, and ensures that appropriate and timely information is provided to the Board in connection with Board meetings. Mr. Bennett also conducts meetings of the Independent Directors. He also generally serves as a liaison among outside Directors, Fund officers, and legal counsel, and is an ex officio member of the Nominating and Corporate Governance Committee.

Size and Composition of Board. The Board is currently comprised of thirteen Directors. Twelve of the thirteen Directors are independent. The Directors believe that the current size of the Board is conducive to Board interaction, dialogue, and debate, resulting in an effective decision-making body. The Board comprises Directors with a variety of professional backgrounds. The Board believes that the skill sets of its members are complementary and add to the overall effectiveness of the Board. The Directors regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board. In order to ensure that Board membership will be refreshed from time to time, the Board has adopted a mandatory retirement age of 75 for Directors. As a result, a Director may serve until December 31 of the calendar year in which such Director reaches the age of 75. At the discretion of the other Directors, active service for a particular Director may be extended for a limited period of time beyond a Director’s normal retirement date.

Board Meetings.  Each Fund held six Board meetings (all of which were virtual because of the COVID-19 pandemic) during their last fiscal year ended March 31, 2021. Jerome D. Abernathy, Thomas L. Bennett, Ann D. Borowiec, Joseph W. Chow, John A. Fry, Shawn K. Lytle, Frances A. Sevilla-Sacasa, Thomas K. Whitford, Christianna Wood, and Janet L. Yeomans were present at the annual meeting of each Fund held on September 18, 2020.   Each Director attended at least 75% of the Board meetings described above and of the meetings of committees on which the Director served. Directors are encouraged to attend each annual meeting of shareholders either in person, virtually or by telephone, if possible.

Board Committees. The Board has established several committees, each of which focuses on a particular substantive area and provides reports and recommendations to the full Board. The committee structure enables the Board to manage efficiently and effectively the large volume of information relevant to the Board’s oversight of the Funds. The committees benefit from the professional expertise of their members. At the same time, membership on a committee enhances the expertise of its members and benefits the overall effectiveness of the Board.

Each Fund has an Audit Committee that monitors accounting and financial reporting policies, practices and internal controls for the Fund. It also oversees the quality and objectivity of the Fund’s financial statements and the independent audit thereof, and acts as a liaison between the Fund’s independent registered public accounting firm and the full Board. The Audit Committee of each Fund consists of the following Independent Directors appointed by the Board:  Thomas K. Whitford, Chair; Jerome D. Abernathy; John A. Fry; and Christianna Wood.  Each Audit

Committee member also meets the standard of independence for Audit Committee members set forth in the listing standards of the NYSE and NYSE American.  Members of the Audit Committee serve for one-year terms or until their successors have been appointed and qualified.  The Audit Committee for the Funds held five regular meetings (all of which were virtual because of the COVID-19 pandemic) for the fiscal year ended March 31, 2021. The Board of each Fund has adopted a written charter for the Fund’s Audit Committee, which is available on the Funds’ website at delawarefunds.com.

Each Fund has a Committee of Independent Directors that develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, its committees and its activities. The committee comprises all of the Fund’s Independent Directors.  The Committee of Independent Directors for the Funds held four regular meetings (all of which were virtual because of the COVID-19 pandemic) during the fiscal year ended March 31, 2021.

Each Fund has an Investments Committee. The primary purposes of the Investments Committee are to: (i) assist the Board at its request in its oversight of the investment advisory services provided to the Funds by the Funds’ investment advisor as well as any sub-advisors; (ii) review all proposed advisory and sub-advisory agreements for new funds or proposed amendments to existing agreements and to recommend what action the full Board and the Independent Directors should take regarding the approval of all such proposed agreements; and (iii) review reports supplied by the investment advisor regarding investment performance, portfolio risk and expenses and to suggest changes to such reports. The Investments Committee consists of the following Independent Directors:  Joseph W. Chow, Chair; Jerome D. Abernathy; Thomas L. Bennett (ex officio); and Christianna Wood.  The Investments Committee for the Funds held five regular meetings (all of which were virtual because of the COVID-19 pandemic) during the fiscal year ended March 31, 2021.

Each Fund’s Nominating and Corporate Governance Committee (the Nominating Committee) recommends Board nominees, fills Board vacancies that arise in between meetings of shareholders, and considers the qualifications and independence of Board members. The committee also monitors the performance of counsel for the Independent Directors. The Nominating Committee is comprised of the following five Independent Directors appointed by the Board: Frances A. Sevilla-Sacasa, Chair; Thomas L. Bennett (ex officio); Ann D. Borowiec; John A. Fry; and Janet L. Yeomans, all of whom meet the independence requirements set forth in the listing standards of the NYSE and NYSE American.  The Nominating Committee recommends nominees for Independent Directors for consideration by the incumbent Independent Directors of each Fund, and the Nominating Committee recommends nominees for Interested Directors for consideration by the full Board of each Fund.   The Nominating Committee for the Funds held five regular meetings (all of which were virtual because of the COVID-19 pandemic) during the fiscal year ended March 31, 2021. Each Fund’s Board has adopted a formal charter for the Nominating Committee setting forth its responsibilities, which is available on the Funds’ website at delawarefunds.com.

The Nominating Committee will consider shareholder recommendations for nomination to the Board in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations, in accordance with the Funds’ governing instruments, to the Secretary of the Funds at 100 Independence, 610 Market Street, Philadelphia, PA  19106-2354. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board.

In reaching its determination that an individual should serve or continue to serve as a Director of a Fund, the Nominating Committee considers, in light of the Fund’s business and structure, the individual’s experience, qualifications, attributes and skills (the Selection Factors).  No one Selection Factor is determinative, but some of the relevant factors that have been considered include: (i) the Director’s business and professional experience and accomplishments, including prior experience in the financial services industry or on other boards; (ii) the ability to work effectively and collegially with other people; and (iii) how the Director’s background and attributes contribute to the overall mix of skills and experience on the Board as a whole.

Board Diversity Disclosure

The Directors regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board.  The Board believes that it generally benefits from diversity among its members and has adopted a diversity policy. In the evaluation of Director candidates, the Board believes that diversity with respect to factors such as background, education, experience, skills, differences of viewpoint, race, gender, national origin, and other factors that contribute to the Board’s having an appropriate range of expertise, talents, experiences and viewpoints is an important consideration in the Board’s composition.  In addition to discussing diversity considerations in connection with the evaluation of each candidate for Board membership, the Board requests that the Nominating and Corporate Governance Committee discuss diversity considerations on a periodic basis in connection with the composition of the Board as a whole.

Director Qualifications

In evaluating and selecting candidates for the Board, the Board intends to seek individuals who will serve the best interests of the Funds’ shareholders and whose attributes will, among other factors, also complement the experience, skills and diversity of the other Directors and add to the overall effectiveness of the Board.

Under the Funds’ governing instruments, nominees must meet certain additional qualifications to qualify for nomination and service as a Director. Nominees may be disqualified if they engaged in disabling conduct outlined in the Funds’ Declaration of Trust.  Nominees that are associated with other investment vehicles and investment advisers may not be eligible for nomination and service as a Director if the Board finds that such associations have conflicts of interest with the long-term best interests of the Funds, impede the ability of the nominee to perform, or impede the free-flow of information from management.  Nominees that are acting in concert with control persons of other investment companies that are in violation of Section 12(d)(1) of the Investment Company Act of 1940, as amended (the 1940 Act) shall be disqualified from nomination and service as a Director.

Below is a brief summary of the Selection Factors that relate to each Director as of the date of this Combined Proxy Statement.

Jerome D. Abernathy. Mr. Abernathy has over 30 years of experience in the investment management industry. In selecting him to serve on the Board, the Independent Directors of the Funds noted and valued his extensive experience as a chief investment officer, director of research, trader, and analytical proprietary trading researcher. Mr. Abernathy received a B.S. in electrical engineering from Howard University and a Ph.D. in electrical engineering and computer science from Massachusetts Institute of Technology. Mr. Abernathy has served on the Board since January 2019.

Thomas L. Bennett. Currently the Board’s Chair, Mr. Bennett has over 30 years of experience in the investment management industry, particularly with fixed income portfolio management and credit analysis. He has served in senior management for a number of money management firms. Mr. Bennett has also served as a board member of another investment company, an educational institution, nonprofit organizations and for-profit companies. He has an M.B.A. from the University of Cincinnati. Mr. Bennett has served on the Board since March 2005.

Ann D. Borowiec. Ms. Borowiec has over 25 years of experience in the banking and wealth management industry. Ms. Borowiec also serves as a board member on several nonprofit organizations. In nominating her to the Board in 2015, the Independent Directors found that her experience as a Chief Executive Officer in the private wealth management business at a leading global asset manager and private bank, including the restructuring of business lines and defining client recruitment strategies, complemented the skills of existing board members. The Independent Directors also found that her experience would provide additional oversight skill in the area of fund distribution. Ms. Borowiec holds a B.B.A. from Texas Christian University and an M.B.A. from Harvard University. Ms. Borowiec has served on the Board since March 2015.

Joseph W. Chow. Mr. Chow has over 30 years of experience in the banking and financial services industry.  In electing him in 2013, the Independent Directors found that his extensive experience in business strategy in non-US markets complemented the skills of existing Board members and also reflected the increasing importance of global financial markets in investment management.  The Independent Directors also found that Mr. Chow’s management responsibilities as a former Executive Vice President of a leading global asset servicing and investment management firm as well as his experience as Chief Risk and Corporate Administration Officer would add helpful oversight skills to the Board’s expertise. Mr. Chow holds a B.A. degree from Brandeis University and M.C.P. and M.S. in Management degrees from MIT.  Mr. Chow has served on the Board since January 2013.

H. Jeffrey Dobbs. Mr. Dobbs has more than 35 years of experience in the automotive, industrial manufacturing, financial services and consumer sectors.  He also has served as a partner in a public accounting firm.  Mr. Dobbs holds a degree in accounting from Valparaiso University.  The Independent Directors concluded that Mr. Dobbs is suitable to act as Director because of his extensive work in the global professional services industry, as well as his educational background.

John A. Fry. Mr. Fry has over 30 years of experience in higher education. He has served in senior management for three major institutions of higher learning including serving as president of a leading research university. Mr. Fry has also served as a board member of many nonprofit organizations and several for-profit companies. Mr. Fry has extensive experience in overseeing areas such as finance, investments, risk-management, internal audit and information technology. He holds a B.A. degree in American Civilization from Lafayette College and an M.B.A. from New York University. Mr. Fry has served on the Board since January 2001.

Joseph Harroz, Jr. Mr. Harroz serves as the President of a state university, and also serves as a Director of a bank. He also has served as President and Director of a publicly-traded company, as Interim President and General Counsel to a state university system and as Dean of the College of Law of that state university.  Mr. Harroz holds a B.A. degree from the University of Oklahoma and a J.D. from Georgetown University Law Center.  Mr. Harroz has multiple years of service as a Director to the Funds in the Ivy Fund Complex.  The Independent Directors concluded that Mr. Harroz is suitable to serve as Director because of his educational background, his work experience and the length of his service as a Director to the Ivy Funds Complex.

Sandra A.J. Lawrence. Ms. Lawrence has been a member and chair of the boards of several public corporations, closely-held corporations and charitable organizations.  She also has more than 16 years of experience serving on the boards of public companies, including as Audit Committee Chair and Nominating/Governance Committee Chair, and has served as a chief financial officer and on investment and finance committees.  She served as President of Stern Brothers, a municipal bond house, where she held NASD Series licenses 7, 24 and 63. Ms. Lawrence holds an A.B. from Vassar College, as well as master’s degrees from the Massachusetts Institute of Technology and Harvard Business School.  The Independent Directors concluded that Ms. Lawrence is suitable to serve as Director because of her work experience, financial background, academic background and service on corporate and charitable boards.

Frances A. Sevilla-Sacasa. Ms. Sevilla-Sacasa has over 30 years of experience in banking and wealth management. In electing her in 2011, the Independent Directors of the Funds found that her extensive international wealth management experience, in particular, complemented the skills of existing Board members and also reflected the increasing importance of international investment management not only for dollar-denominated investors but also for investors outside the US. The Independent Directors also found that Ms. Sevilla-Sacasa’s management responsibilities as the former President and Chief Executive Officer of a major trust and wealth management company would add a helpful oversight skill to the Board’s expertise, and her extensive nonprofit board experience gave them confidence that she would make a meaningful, experienced contribution to the Board of Directors. Finally, in electing Ms. Sevilla-Sacasa to the Board, the Independent Directors valued her perceived dedication to client service as a result of her overall career experience. Ms. Sevilla-Sacasa holds B.A. and M.B.A. degrees from the University of Miami and Thunderbird School of Global Management, respectively. Ms. Sevilla-Sacasa has served on the Board since September 2011.

Thomas K. Whitford. Mr. Whitford has over 25 years of experience in the banking and financial services industry, and served as Vice Chairman of a major banking, asset management, and residential mortgage banking institution.  In electing him in 2013, the Independent Directors of the Funds found that Mr. Whitford’s senior management role in wealth management and experience in the mutual fund servicing business would provide valuable current management and financial industry insight, in particular, and complemented the skills of existing Board members.  The Independent Directors also found that his senior management role in integrating company acquisitions, technology and operations and his past role as Chief Risk Officer would add a helpful oversight skill to the Board’s expertise.  Mr. Whitford holds a B.S. degree from the University of Massachusetts and an M.B.A. degree from The Wharton School of the University of Pennsylvania. Mr. Whitford has served on the Board since January 2013.

Christianna Wood. Ms. Wood has over 30 years of experience in the investment management industry. In selecting her to serve on the Board, the Independent Directors noted and valued her significant portfolio management, corporate governance and audit committee experience. Ms. Wood received a B.A. in economics from Vassar College and an M.B.A. in finance from New York University. Ms. Wood has served on the Board since January 2019.

Janet L. Yeomans. Ms. Yeomans has over 28 years of business experience with a large global diversified manufacturing company, including service as Treasurer for this company. In this role, Ms. Yeomans had significant broad-based financial experience, including global financial risk-management, investments, and mergers and acquisitions. She served as a board member of a for-profit company and also is a current board member of a hospital and a public university system. She holds degrees in mathematics and physics from Connecticut College, an M.S. in mathematics from Illinois Institute of Technology, and an M.B.A. from the University of Chicago. Ms. Yeomans has served on the Board since April 1999.

Shawn K. Lytle.  Mr. Lytle has over 20 years of experience in the investment management industry. He has been the Global Head of Macquarie Investment Management since January 2019 and Head of Americas – Macquarie Group since December 2017 and he is responsible for all aspects of the firm’s business. He joined the firm as President of Macquarie Investment Management – Americas in 2015.  Prior to that time, Mr. Lytle served in various executive management, investment management, and distribution positions at two major banking institutions. He holds a B.A. degree from The McDonough School of Business at Georgetown University. Mr. Lytle has served on the Board since September 2015. Mr. Lytle serves on the board of directors of the National Association of Securities Professionals (NASP), the Sustainability Accounting Standards Board, and he is a member of the board of governors for the Investment Company Institute (ICI). In November 2017, Mr. Lytle was named to the Black Enterprise list of “Most Powerful Executives in Corporate America.”

Board Role in Risk Oversight. The Board performs a risk oversight function for the Funds consisting, among other things, of the following activities: (1) receiving and reviewing reports related to the performance and operations of the Funds; (2) reviewing, approving, or modifying, as applicable, the compliance policies and procedures of the Funds; (3) meeting with portfolio management teams to review investment strategies, techniques and the processes used to manage related risks; (4) addressing security valuation risk in connection with its review of fair valuation decisions made by Fund management pursuant to Board-approved procedures; (5) meeting with representatives of key service providers, including the Funds’ investment advisor, transfer agent, custodian and independent registered public accounting firm, to review and discuss the activities of the Funds and to provide direction with respect thereto; (6) engaging the services of the Funds’ Chief Compliance Officer to test the compliance procedures of the Funds and its service providers; and (7) requiring management’s periodic presentations on specified risk topics.

The Directors perform this risk oversight function throughout the year in connection with each quarterly Board meeting. The Directors routinely discuss certain risk-management topics with Fund management at the Board level and also through the standing committees of the Board. In addition to these recurring risk-management discussions, Fund management raises other specific risk-management issues relating to the Funds with the Directors at Board and committee meetings. When discussing new product initiatives with the Board, Fund management also discusses risk – either the risks associated with the new proposals or the risks that the proposals are designed to mitigate. Fund management also provides periodic presentations to the Board to give the Directors a general overview of how the Funds’ investment advisor and its affiliates identify and manage risks pertinent to the Funds.

The Audit Committee looks at specific risk-management issues on an ongoing basis. The Audit Committee is responsible for certain aspects of risk oversight relating to financial statements, the valuation of Fund assets, and certain compliance matters. In addition, the Audit Committee meets with the investment advisor’s internal audit and risk-management personnel on a quarterly basis to review the reports on their examinations of functions and processes affecting the Funds.

The Board’s other committees also play a role in assessing and managing risk. The Nominating Committee and the Committee of Independent Directors play a role in managing governance risk by developing and recommending to the Board corporate governance principles and, in the case of the Committee of Independent Directors, by overseeing the evaluation of the Board, its committees and its activities. The Investments Committee plays a significant role in assessing and managing risk through its oversight of investment performance, investment process, investment risk controls, and Fund expenses.

Because risk is inherent in the operation of any business endeavor, and particularly in connection with the making of financial investments, there can be no assurance that the Board’s approach to risk oversight will be able to minimize or even mitigate any particular risk. Each Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Board Compensation. Each Independent Director receives: (i) an annual retainer fee of $240,000 for serving as a Director for the investment companies in the Macquarie Investment Management family of funds (160 funds in the complex) for which they serve, plus $14,000 per meeting for attending each Board Meeting in person held on behalf of all investment companies in the complex; and (ii) a $3,000 fee for attending telephonic board meetings on behalf of the investment companies in the complex. The committee members and committee/board chairs also receive the following fees: (i) members of the Nominating Committee, Audit Committee, and Investments Committee will receive additional compensation of up to $5,200 for each Committee meeting attended; (ii) the Chair for each of the Audit Committee, the Investments Committee, and the Nominating Committee receives an annual retainer of $30,000; and (iii) the Board Chair will receive an additional annual retainer of $100,000.

The following table sets forth the compensation received by each Director for the Funds and the total compensation received from the Fund Complex as a whole during the twelve months ended April 30, 2021. Mr. Lytle is not compensated by the Funds for his service as Director.

Director	Aggregate Compensation from the Funds	Total Compensation from the Investment Companies in the Fund Complex*	Number of Funds in Fund Complex* Overseen by Director as of April 30, 2021
Jerome D. Abernathy	$1,737	$353,333	77
Thomas L. Bennett (Chair)	$2,286	$465,833	77
Ann D. Borowiec	$1,643	$334,333	77
Joseph W. Chow	$1,598	$326,333	77
H. Jeffrey Dobbs	$0	$0	0
John A. Fry	$1,617	$329,833	77
Lucinda S. Landreth**	$1,221	$242,333	77
Joseph Harroz, Jr.	$0	$0	0
Sandra A.J. Lawrence	$0	$0	0
Frances A. Sevilla-Sacasa	$1,721	$350,833	77
Thomas K. Whitford	$1,795	$365,333	77
Christianna Wood	$1,737	$353,333	77
Janet L. Yeomans	$1,675	$340,833	77
*    After the Transaction closed on April 30, 2021, the number of Funds in the Fund Complex overseen by Messrs. Abernathy, Bennett, Chow, Fry, and Whitford and Mses. Borowiec, Sevilla-Sacasa, Wood, and Yeomans increased to 161 and Messrs. Dobbs and Harroz and Ms. Lawrence became Directors of the Funds.
**  Ms. Landreth, a former Trustee, received compensation from the Funds prior to her death on Jan. 31, 2021.

Officers. The following individuals are executive officers of one or more of the Funds: Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus. The Statement of Additional Information accompanying this Prospectus/Proxy Statement includes certain information concerning these officers.  The shares of each Fund that are owned by the executive officers as a group is less than one percent as of August 12, 2021.  In addition, to the knowledge of the Funds’ management, the Directors and officers of the Funds owned, as a group, less than one percent of the outstanding shares of each class of the Funds as of August 12, 2021.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16 of the Securities Exchange Act of 1934, as amended (the 1934 Act), requires that Forms 3, 4, and 5 be filed with the Securities and Exchange Commission (SEC), the relevant securities exchange and the relevant Fund, by or on behalf of certain persons, including directors, certain officers, and certain affiliated persons of the investment advisor. The Funds believe that these requirements were met for each Fund’s last fiscal year.

VOTING INFORMATION
How many votes are necessary to approve the Proposals?
For the Common shareholders, the presence at the Meeting or by proxy of holders of a majority of a Fund’s outstanding shares shall constitute a quorum for such Fund.  In the event that a quorum is not present or if sufficient votes are not received consistent with the Board’s recommendation regarding a proposal, management may propose an adjournment or adjournments of the Meeting for a Fund. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the Meeting or by proxy. The persons named as proxies on the Proxy Card(s) may vote (or withhold their votes) in their discretion on any proposed adjournment.

Proposals 1 and 2:

Required Vote. The holders of at least a majority of the outstanding Common shares and the outstanding Preferred shares voting as a single class is required to approve the Plan. Each Acquired Fund shareholder will be entitled to one vote for each full share, and a proportionate fractional vote for each fractional share, of the Acquired Fund held at the close of business on Aug. 12, 2021 (the Record Date).  Preferred shareholders of each Acquired Fund are also being asked to vote as a separate class on each Acquired Fund’s proposal to approve the Reorganization.

Proposal 3:

Required Vote.  The affirmative vote of a majority of the voting power of the Acquiring Fund’s shares, with Preferred shareholders of the Acquiring Fund voting with Common shareholders of the Acquiring Fund as a single class, present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present. Each Acquiring Fund shareholder will be entitled to one vote for each full share, and a proportionate fractional vote for each fractional share, of the Acquiring Fund held at the close of business on Aug. 12, 2021 (the Record Date).

Proposal 4:

Required Vote. All shareholders of a Fund vote together to elect Directors, except that the Preferred shareholders of the Funds have the exclusive right to separately elect two Preferred Share Directors, in addition to the right to vote for the remaining Directors together with the holders of the Common Shares. The Preferred Share Director nominees are Ann D. Borowiec and Joseph W. Chow and they are being solicited in a separate proxy statement to the Preferred shareholders.  Provided that a quorum is present at the Meeting or by proxy, Directors must be elected by not less than a plurality of Common and Preferred share votes cast of the shares entitles to vote thereon, voting together. A vote decided by a plurality of the votes cast means that the winning nominee only needs to get more votes than any competing nominee. A Director that runs unopposed only needs one vote to be elected, so an “against” vote or vote that is withheld will not impact the election of a Director.

Abstentions and Broker Non-Votes

Under relevant state law and the Acquired Funds’ Agreement and Declaration of Trust, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as votes present at the Meeting; abstentions and broker non-votes, however, will not be treated as votes cast at such Meeting.  Thus, under the Acquired Funds’ Agreements and Declaration of Trust, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present, but will have the same effect as a vote against Proposals 1, 2, and 3.

How do I ensure my vote is accurately recorded?
If you do not expect to be present at the Meeting and wish to vote your shares, please vote your proxy in accordance with the instructions included on the enclosed proxy card(s). If your proxy is properly returned, shares represented by it will be voted at the Meeting in accordance with your instructions for the Proposals. If your proxy is properly executed and returned and no choice is specified on the proxy card(s) with respect to the Proposals, the proxy will be voted “FOR” the Plan for your Acquired Fund(s) (Proposals 1/2/3) and “FOR” the Director Nominees for your Fund (Proposal 4) and in accordance with the judgment of the person appointed as proxy upon any other matter that may properly come before the Meeting or adjournment of the Meeting. Shareholders who execute proxies may revoke or change their proxy at any time prior to the time it is voted by delivering a written notice of revocation, by delivering a subsequently dated proxy by mail, telephone or the Internet or by attending the Meeting via audio teleconference and voting at the Meeting. If you revoke a previous proxy, your vote will not be counted unless you attend the Meeting via audio teleconference and vote or legally appoint another proxy to vote on your behalf.

If you own your shares through a bank, broker-dealer or other third-party intermediary who holds your shares of record, and you wish to attend the Meeting via audio teleconference and vote your shares or revoke a previous proxy at the Meeting, you must request a legal proxy from such bank, broker-dealer or other third-party intermediary. If your proxy has not been revoked, the shares represented by the proxy will be cast at the Meeting and any adjournments thereof. Attendance by a shareholder at the Meeting via audio teleconference does not, in itself, revoke a proxy.

May I revoke my proxy?
Shareholders who execute proxies may revoke or change their proxy at any time prior to the time it is voted by delivering a written notice of revocation, by delivering a subsequently dated proxy by mail, telephone or the Internet or by attending the Meeting via audio teleconference and voting at the Meeting. If you revoke a previous proxy, your vote will not be counted unless you attend the Meeting via audio teleconference and vote or legally appoint another proxy to vote on your behalf.

What other matters will be voted upon at the Meeting?
The Board does not intend to bring any matters before the Meeting other than that described in this Prospectus/Proxy Statement.  The Board is not aware of any other matters to be brought before the Meeting by others.  If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of the Manager.

Who is entitled to vote?
Shareholders of record of each Fund on the Record Date will be entitled to vote at the Meeting.  The following table shows the number of shares of each Fund as of the Record Date:
OUTSTANDING SHARES AS OF RECORD DATE (AUGUST 12, 2021)

Fund and Title of Class	Amount Authorized	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column
VCF
Common Shares			4,837,100.0000
Preferred Shares			300.0000
VFL

Common Shares	4,528,443.5053
Preferred Shares	300.0000
VMM
Common Shares	11,504,975.0860
Preferred Shares	750.0000
How will proxies be solicited?
The Funds have contracted with AST to coordinate the mailing of proxy materials, conduct any solicitation required, and host the virtual Meeting platform. The anticipated costs of retaining AST are set forth below and include reimbursement of reasonable out-of-pocket expenses. AST anticipates that approximately [  ] of its employees or other persons will be involved in coordinating the mailing of proxy materials to shareholders of the Funds.

Proxies may be solicited by the Funds and their Directors and executive officers, and/or regular employees and officers of the Funds’ investment advisor, administrator, or any of their affiliates, none of whom will receive any additional compensation for these solicitations.

Although no precise estimate can be made at the present time, it is currently estimated that the aggregate amount to be spent in connection with the Proposals (excluding the salaries and fees of officers and employees) will be approximately $300,000.  To date, approximately $[    ] has been spent on the Proposals.  These estimates include fees for attorneys, accountants, public relations or financial advisors, proxy solicitors, advertising, printing, transportation, litigation, and other costs incidental to the Proposals, but exclude costs normally expended for an annual shareholder meeting in the absence of a contest, and costs represented by salaries and wages of regular employees and officers.

The Funds expect that the solicitation will be primarily by mail.  As the date of the Meeting approaches, however, certain shareholders may receive a telephone call from a representative of AST if their votes have not yet been received.  Authorization to permit AST to execute proxies may be obtained by telephonic instructions from shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Funds believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.
In all cases where a telephonic proxy is solicited, the AST representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail or by other acceptable means.  If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and for confirmation that the person is authorized to direct the voting of the shares.  If the information solicited agrees with the information provided to AST, then the AST representative may ask for the shareholder’s instructions on the Proposals described in this Prospectus/Proxy Statement.  Although the AST representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than by reading any recommendations set forth in this Prospectus/Proxy Statement.  The AST representative will record the shareholder’s instructions on the proxy card.  Within 72 hours, the shareholder will be sent a letter to confirm his or her vote and asking the shareholder to call AST immediately if his or her instructions are not correctly reflected in the confirmation.
The Funds will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares of record. The Funds may reimburse broker-dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.  In addition, certain officers and representatives of the Funds or their affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone or personally.
The Funds expect that, before the Meeting, broker-dealer firms holding shares of a Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Funds understand that current New York Stock Exchange rules do not permit the broker-dealers to vote on the Plan, on behalf of their customers and beneficial owners.  Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.
Are there dissenters’ rights?
Under Minnesota law, holders of Acquired Fund Common Shares do not have any dissenters' rights of appraisal in connection with the Reorganizations because the Acquiring Fund Common Shares are traded on the NYSE. Holders of Acquired Fund Preferred Shares, however, do have dissenters' rights of appraisal under Minnesota law in connection with proposed mergers. These dissenters' rights, and the procedures pertaining, are set forth in detail in the proxy statement sent to holders of Preferred Shares.
MORE INFORMATION ABOUT THE FUNDS
Service Providers.  The Funds use the same service providers as described below:

•
Fund Administration: Delaware Investments Fund Services Company (DIFSC), located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, an affiliate of DMC, provides fund accounting and financial administration oversight services to each Fund.

•	Transfer Agent: Computershare, Inc., located at 480 Washington Blvd., Jersey City, NJ, 07310, serves as the Funds’ registrar and stock transfer agent (the Transfer Agent).
•
Tender and Paying Agent for the MMP shares: The Bank of New York Mellon (BNY Mellon), 240 Greenwich Street, New York, NY 10286-0001, serves as the Funds’ tender agent, transfer agent, registrar, dividend disbursing agent, paying agent, redemption price disbursing agent and calculation agent in connection with the payment of regularly scheduled dividends with respect to the MMP shares.

•
Fund Accountants: BNY Mellon, provides fund accounting and financial administration services to the Funds. Those services include providing financial reporting information, regulatory compliance testing, and other related accounting services.

•	Custodian: BNY Mellon is each Fund’s custodian.
•	Legal Counsel: Stradley Ronon Stevens & Young, LLP serves as the Funds’ legal counsel.
•	Independent Registered Public Accountants: PricewaterhouseCoopers LLP serves as the independent registered public accounting firm for each Fund.

Additional Information.

Householding. Unless you have instructed the Funds not to, only one copy of this proxy solicitation will be mailed to multiple shareholders of record who share a mailing address (a Household). If you need additional copies of this proxy solicitation, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with the Funds, you may write to the Funds c/o Macquarie Investment Management, 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354 or call toll-free (866) 437-0252. If you do not want the mailing of your proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for your Household, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with the Funds, you may write to the Funds c/o Macquarie Investment Management, 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354 or call toll-free (866) 437-0252.

Shareholder Proposals. For the Funds’ annual meeting of shareholders in 2022, shareholder proposals and Board nominations must be received no earlier than [    ], 2022 and no later than [   ], 2022. In addition, shareholder proposals to be included in the Funds’ Combined Proxy Statement for that meeting must be received no later than [   ], 2022. Such proposals should be sent to a Fund, directed to the attention of its Secretary, at the address of its principal executive office listed in the “Householding” section above. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the 1934 Act, other applicable law and each Fund’s governing instruments. The persons designated as proxies will vote in their discretion on any matter if the Funds do not receive notice of such matter prior to [   ], 2022.

The SAI dated [   ], 2021 relating to this Prospectus/Proxy Statement, which has been filed with the SEC.  It is incorporated herein by reference and considered a part of this Prospectus/Proxy Statement.

More information about the Funds is included in: (i) the Annual Report to Shareholders for the fiscal year ended March 31, 2021; and (ii) the Semiannual Report to Shareholders for the period ended Sept. 30, 2020.

Each Fund’s most recent annual report and semi-annual report were previously mailed to shareholders. Copies of these reports are available upon request, without charge, by writing the Funds c/o Macquarie Investment Management, 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, or by calling toll-free (866) 437-0252; or through the Funds’ website at delawarefunds.com.

This Prospectus/Proxy Statement, which constitutes part of a Registration Statement on Form N-14 filed by the Acquiring Fund with the SEC under the Securities Act of 1933, as amended, omits certain of the information contained in such Registration Statements.  Reference is hereby made to the Registration Statements and to the exhibits and amendments thereto for further information with respect to the Acquiring Fund and the shares it offers.  Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

Each Fund also files proxy materials, proxy and information statements, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act.  These materials can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Room 1580, Washington, D.C.  20549 (call 202 551-8090 for hours of operation) and regional offices of the SEC. To request information regarding the Funds, you may also send an e-mail to the SEC at publicinfo@sec.gov.

EXHIBITS TO
PROSPECTUS/PROXY STATEMENT
Exhibit

A	Form of Agreement and Plan of Acquisition
B	Financial Highlights

EXHIBIT A

FORM OF
AGREEMENT AND PLAN OF ACQUISITION

THIS AGREEMENT AND PLAN OF ACQUISITION (the “Plan”) is made as of this ___ day of _________, 2021, by and among:  (i) [Delaware Investments Colorado Municipal Income Fund, Inc./Delaware Investments Minnesota Municipal Income Fund II, Inc.] (the “Acquired Fund”), a corporation incorporated under the laws of the State of Minnesota and a closed-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), with its principal place of business at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354; (ii) Delaware Investments National Municipal Income Fund (the “Acquiring Fund”), a business trust formed under the laws of the State of Massachusetts and a closed-end management investment company registered under the 1940 Act, with its principal place of business at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354; and (iii) Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust, a statutory trust formed under the laws of the State of Delaware, with its principal place of business at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354.  The Acquired Fund and the Acquiring Fund are together referred to herein as the “Funds.”
ACQUISITION
The acquisition (hereinafter referred to as the “Acquisition”) will consist of (i) the acquisition by Acquiring Fund of substantially all of the property, assets and goodwill of the Acquired Fund in exchange solely for (a) full and fractional shares of beneficial interest, par value $0.01, of the Acquiring Fund (“Acquiring Fund Common Shares”), and (b) shares of Series [    ] Muni-MultiMode Preferred Shares of Acquiring Fund (“Acquiring Fund Preferred Shares,” and together with Acquiring Fund Common Shares, the “Acquiring Fund Shares”), (ii) the pro rata distribution of such Acquiring Fund Shares to the shareholders of the Acquired Fund according to their respective interests in liquidation of the Acquired Fund, and (iii) the dissolution of the Acquired Fund as soon as is practicable after the closing (as defined in Section 3, hereinafter called the “Closing”), all upon and subject to the terms and conditions of this Plan hereinafter set forth.
AGREEMENT
In order to consummate the Plan and the Acquisition and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:
1.	Sale and Transfer of Assets, Liquidation and Dissolution of the Acquired Fund
(a)
Subject to the terms and conditions of this Plan, and in reliance on the representations and warranties of Acquiring Fund herein contained, and in consideration of the delivery by Acquiring Fund of the number of Acquiring Fund Shares hereinafter provided, the Acquired Fund agrees that it will convey, transfer and deliver to Acquiring Fund at the Closing all of the Acquired Fund’s then existing assets, free and clear of all liens, encumbrances and claims whatsoever

(other than shareholders’ rights of redemption, if any), except for cash, bank deposits or cash equivalent securities in an estimated amount necessary to: (i) pay the costs and expenses of carrying out this Plan as mutually agreed upon by the parties (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on the Acquired Fund’s books as liability reserves; (ii) discharge its unpaid liabilities on its books as of the close of business on the day immediately preceding the Closing date (as defined in Section 3, hereinafter called the “Closing Date”), including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to, and through, the Closing Date and excluding those liabilities that would otherwise be discharged at a later date in the ordinary course of business; and (iii) pay such contingent liabilities as the Board of Directors of the Acquired Fund (the “Acquired Fund Board”) shall reasonably deem to exist against the Acquired Fund, if any, as of the close of business on the date immediately preceding the  Closing Date, for which contingent and other appropriate liability reserves shall be established on the Acquired Fund’s books (hereinafter “Net Assets”). The Acquired Fund shall also retain any and all rights that it may have over and against any person that may have arisen up to and including the close of business on the day immediately preceding the Closing Date.

(b)
Subject to the terms and conditions of this Plan, and in reliance on the representations and warranties of the Acquired Fund herein contained, and in consideration of such sale, conveyance, transfer and delivery, Acquiring Fund agrees at the Closing to deliver to the Acquired Fund (i) the number of Acquiring Fund Common Shares determined with respect to the Acquired Fund by: (A) dividing the net asset value per share of the common stock of the Acquired Fund (“Acquired Fund Common Shares”) by (B) the net asset value per share of Acquiring Fund Common Shares, and (C) multiplying the resulting quotient by the number of outstanding Acquired Fund Common Shares; and (ii) [300/750] shares of Acquiring Fund Preferred Shares, the aggregate liquidation preference of which shall equal the aggregate liquidation preference of the preferred shares of the Acquired Fund (“Acquired Fund Preferred Shares” and together with the Acquired Fund Common Shares, the “Acquired Fund Shares”).  All such values of the Acquired Fund Common Shares and the Acquiring Fund Common Shares and the aggregate liquidation preference of the Acquired Fund Preferred Shares and the Acquiring Fund Preferred Shares shall be determined in the manner and as of the time set forth in Section 2 hereof.  The preferences, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the Acquiring Fund Preferred Shares shall be identical in all material respects to those of the Acquired Fund Preferred Shares.

(c)	Liquidating Distribution
(1)
As promptly as is reasonably practicable after the Closing, the Acquired Fund shall liquidate and distribute the Acquiring Fund Shares received by the Acquired Fund pursuant to this Section 1, together with any other

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assets, (i) pro rata to the Acquired Fund’s common shareholders of record as of the close of business on the valuation date (as defined in Section 2, hereinafter called the “Valuation Date”), the Acquiring Fund Common Shares received by the Acquired Fund pursuant to this Section 1; and (ii) to shareholders of Acquired Fund Preferred Shares of record, determined as of the Valuation Date, one share of Acquiring Fund Preferred Shares, in exchange for each share of Acquired Fund Preferred Shares held by the preferred shareholders of the Acquired Fund.

(2)
Such liquidating distribution will be accomplished (i) by opening accounts on the books of the Acquiring Fund in the names of the shareholders of the Acquired Fund and transferring to each account (A) in the case of a common shareholder, such shareholder’s pro rata share of the Acquiring Fund Common Shares received by the Acquired Fund, and (B) in the case of a preferred shareholder, a number of the shares of Acquiring Fund Preferred Shares received by the Acquired Fund equal to the number of shares of Acquired Fund Preferred Shares held by such shareholder, and (ii) by paying to the shareholders of the Acquired Fund any Interim Dividends on such transferred shares.

(3)	Fractional Acquiring Fund Common Shares shall be carried to the third decimal place.
(d)
The Closing Date shall be designated a special dividend payment date in respect of the Acquired Fund Preferred Shares pursuant to an Acquired Fund notice for the payment of all accumulated but unpaid dividends thereon to, but excluding, such special dividend payment date, such dividends to be payable out of amounts legally available therefor on such special dividend payment date to shareholders of the Acquired Fund at the close of business on the Valuation Date (or, if such day is not a business day, the next preceding business day), in such amount as will be determined in accordance with the Acquired Fund notice at the dividend rate(s) for the dividend period with respect to which such dividends are declared.

(e)
At the Closing, any outstanding certificates representing shares of the Acquired Fund will be cancelled.  The Acquiring Fund shall not issue certificates representing shares in connection with such exchange, irrespective of whether Acquired Fund Shareholders hold their Acquired Fund Shares in certificated form. Ownership of Acquiring Fund Shares will be shown on its books, as such are maintained by the Acquiring Fund’s transfer agent. Immediately after the Closing Time, the share transfer books relating to the Acquired Fund shall be closed and no transfer of shares shall thereafter be made on such books.

(f)
As promptly as practicable after the Closing Date and the liquidating distribution of the respective Acquiring Fund Shares (and any resolution of litigation or other contingent liabilities), the Acquired Fund shall be dissolved.

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2.	Valuation
(a)
The value of the Acquired Fund’s Net Assets to be acquired by Acquiring Fund hereunder shall be computed as of immediately after the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing Date (the “Valuation Date”) in a manner consistent with the valuation procedures adopted by the Acquired Fund.  The value of the Acquired Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding shares of Acquired Fund Preferred Shares.

(b)
The value of Acquiring Fund’s Net Assets shall be computed as of the Valuation Date in a manner consistent with the valuation procedures adopted by the Acquiring Fund.  The value of the Acquiring Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding shares of Acquiring Fund Preferred Shares.

(c)
The respective net asset value per Acquired Fund Common Share of the Acquired Fund shall be determined to the third decimal place as of the Valuation Date in a manner consistent with the valuation procedures adopted by the Acquired Fund.

(d)
The net asset value per Acquiring Fund Common Shares shall be determined to the third decimal place as of the Valuation Date Date in a manner consistent with the valuation procedures adopted by the Acquiring Fund.

(e)	The liquidation preference of the Acquired Fund Preferred Shares is $100,000 per share.
(f)	The liquidation preference of the Acquiring Fund Preferred Shares is $100,000 per share.
3.	Closing Date
The Closing Date shall be _________, 2021, or such later date as the parties may mutually agree.  All acts taking place at the closing of the Acquisition (the “Closing”) shall, subject to the satisfaction or waiver of the conditions in this Plan, be deemed to take place simultaneously as of 9:00 am Eastern time on the Closing Date, unless otherwise agreed to by the parties. The Acquired Fund shall have provided for delivery as of the Closing of those Net Assets of the Acquired Fund to be transferred to the account of Acquiring Fund’s custodian, The Bank of New York Mellon, One Wall Street, New York, NY 10286-0001.  The Acquired Fund shall also deliver at the Closing a list of names and addresses of the shareholders of record of its respective Acquired Fund Shares and the number of full and fractional shares of Acquired Fund Common Shares and the number of Acquired Fund Preferred Shares owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of 4:00 p.m. Eastern time on the Valuation Date, certified by the Acquired Fund’s transfer agent or by its President or a Vice President to the best of its or his or her knowledge and belief.
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4.	Representations and Warranties by Acquiring Fund
Acquiring Fund represents and warrants to the Acquired Fund that:
(a)
Acquiring Fund is a business trust formed under the laws of the State of Massachusetts and is validly existing under the laws of that State. Acquiring Fund is duly registered under the 1940 Act as a closed-end, management investment company and all of the Acquiring Fund Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the “1933 Act”), except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

(b)
Acquiring Fund is authorized to issue an unlimited number of Acquiring Fund Shares, with par value of $0.01.  As of March 31, 2021, the Acquiring Fund had issued and outstanding [4,528,443] shares of Acquiring Fund Common Shares listed on the NYSE American Exchange and [300] shares of Series 2049 Muni-MultiMode Preferred Shares issued and outstanding.  All issued and outstanding Acquiring Fund Common Shares and Series 2049 Muni-MultiMode Preferred Shares are, and all Acquiring Fund Common Shares and Acquiring Fund Preferred Shares to be issued in exchange for Net Assets of the Acquired Fund pursuant to this Plan will be when so issued, duly and validly issued and outstanding, fully paid, non-assessable and have full voting rights.

(c)
The audited financial statements appearing in Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended March 31, 2021, audited by PricewaterhouseCoopers LLP, a copy of which has been delivered to the Acquired Fund, fairly present the financial position of Acquiring Fund as of the respective dates indicated and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)	The books and records of Acquiring Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of Acquiring Fund.
(e)	Acquiring Fund has the necessary power and authority to conduct its business as such business is now being conducted.
(f)
Acquiring Fund is not a party to or obligated under any provision of its Declaration of Trust or its By-laws (together, as each has been amended to date, the “Acquiring Fund Corporate Documents”), or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(g)
Acquiring Fund has elected to be treated as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and it has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the

5

Closing Date, and consummation of the transactions contemplated by this Plan will not cause it to fail to be qualified as a RIC as of the Closing Date.
(h)	Acquiring Fund is not under jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.
(i)
At the time of effectiveness of the registration statement filed by the Acquiring Fund with the SEC on Form N-14 under the 1933 Act relating to Acquiring Fund Shares issuable hereunder (the “Acquiring Fund N‑14 Registration Statement”) and the filing of a definitive proxy statement relating to the Acquiring Fund Preferred Shares to be issued to shareholders of the Acquired Fund Preferred Shares (the “Preferred Shares Proxy Statement”), each of the Acquiring Fund N-14 Registration Statement and the Preferred Shares Proxy Statement will (i) comply in all material respects with the applicable provisions of the 1933 Act, 1940 Act, Securities Exchange Act of 1934, as amended (the “1934 Act”), and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any disclosure in the Acquiring Fund N-14 Registration Statement or Preferred Shares Proxy Statement provided by the Acquired Fund.

(j)
At the time the Acquiring Fund N-14 Registration Statement becomes effective, at the time of the filing of the definitive Preferred Shares Proxy Statement, at the time of the Acquiring and Acquired Funds’ shareholders’ meeting to consider this Plan (the “Meeting”), and at the Closing Date, the Proxy Statement/Prospectus and Statement of Additional Information included in the Acquiring Fund N-14 Registration Statement and the Preferred Shares Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any disclosure in the Acquiring Fund N-14 Registration Statement or the Preferred Shares Proxy Statement provided by the Acquired Fund.

5.	Representations and Warranties by the Acquired Fund
The Acquired Fund represents and warrants to Acquiring Fund that:
(a)
The Acquired Fund is a corporation incorporated under the laws of the State of Minnesota and is validly existing under the laws of that State.  The Acquired Fund is duly registered under the 1940 Act as a closed-end management investment company and all of the Acquired Fund’s Acquired Fund Shares sold were sold in compliance in all material respects with applicable registration requirements of the 1933 Act.

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(b)
The authorized capital of the Acquired Fund consists of 201,000,000 shares consisting of 200,00,000 shares of common stock, par value $0.01 per share, and 1,000,000 shares of preferred stock, par value $0.01.  As of March 31, 2021, the Acquired Fund had issued and outstanding [4,837,100/11,504,975] shares of Acquired Fund Common Shares listed on the NYSE American Exchange and [300/750] shares of Series 2049 Muni-MultiMode Preferred Shares issued and outstanding.  All issued and outstanding Acquired Fund Shares are fully paid, non-assessable and have full voting rights.

(c)
The audited financial statements appearing in the Acquired Fund’s Annual Report to Shareholders for the fiscal year ended March 31, 2021, audited by PricewaterhouseCoopers LLP, a copy of which has been delivered to Acquiring Fund, fairly present the financial position of the Acquired Fund as of the respective dates indicated and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)	The books and records of the Acquired Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of the Acquired Fund.
(e)	The Acquired Fund has the necessary power and authority to conduct its business as such business is now being conducted.
(f)
The Acquired Fund is not a party to or obligated under any provision of its respective Articles of Incorporation, as amended or supplemented from time to time, or its respective Bylaws (together, the “the Acquired Fund Corporate Documents”), or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(g)
The Acquired Fund has elected to be treated as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, and it has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing Date, and consummation of the transactions contemplated by this Plan will not cause it to fail to be qualified as a RIC as of the Closing Date.

(h)	The Acquired Fund is not under jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.
(i)
At the time of effectiveness of the Acquiring Fund N‑14 Registration Statement and the filing of the definitive Preferred Shares Proxy Statement, each of the Acquiring Fund N-14 Registration Statement and Preferred Shares Proxy Statement will not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any disclosure in the Acquiring Fund N-14 Registration

7

Statement or Preferred Shares Proxy Statement not provided by the Acquired Fund.
(j)
At the time the Acquiring Fund N-14 Registration Statement becomes effective and the filing of the definitive Preferred Shares Proxy Statement, at the time of the Meeting, and at the Closing Date, the Proxy Statement/Prospectus and Statement of Additional Information included in the Acquiring Fund N-14 Registration Statement and the Preferred Shares Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any disclosure in the Acquiring Fund N-14 Registration Statement or Preferred Shares Proxy Statement provided by the Acquired Fund.

6.	Representations and Warranties by Acquired Fund and Acquiring Fund
The Acquired Fund and Acquiring Fund each represents and warrants to the other that:
(a)
The unaudited statement of assets and liabilities to be furnished by each party as of 4:00 p.m. Eastern time on the Valuation Date, for the purpose of determining the number of Acquiring Fund Common Shares to be issued pursuant to Section 1 of this Plan, will accurately reflect the Net Assets in the case of the Acquired Fund and the net assets in the case of Acquiring Fund, and the outstanding Acquired Fund Common Shares of the Acquired Fund and Acquiring Fund Shares, respectively, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(b)
At the Closing, it will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in (a) above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c)
Except as has been previously disclosed in any annual or semi-annual reports sent to shareholders pursuant to Section 30 of the 1940 Act or press releases issued by or on behalf of the Acquiring Fund or Acquired Fund (the “Acquiring Fund Disclosure Documents” and “Acquired Fund Disclosure Documents,” respectively), there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Acquired Fund or Acquiring Fund, respectively.

(d)	There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.
(e)
The execution, delivery and performance of this Plan have been duly authorized by all necessary action of the Board of Trustees of Acquiring Fund (the “Acquiring Fund Board”) or the Acquired Fund Board, respectively, and this Plan

8

constitutes a valid and binding obligation enforceable in accordance with its terms.
(f)
It anticipates that the consummation of this Plan will not cause either the Acquired Fund or Acquiring Fund to fail to conform to the requirements of Subchapter M of the Code for federal income taxation as a RIC at the end of its fiscal year.

(g)	It has the necessary power and authority to conduct its business as such business is now being conducted.
7.	Covenants of the Acquired Fund and Acquiring Fund
(a)
The Acquired Fund and the Acquiring Fund each covenants to (i) operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date, it being understood that such ordinary course of business may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Acquired Fund and the Acquiring Fund, as appropriate, in the ordinary course in all material respects.

(b)	The Acquired Fund undertakes that it will not acquire Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than the respective shareholders of the Acquired Fund.
(c)
The Acquired Fund undertakes that, if this Plan is consummated, it will dissolve its corporate existence, file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that it has ceased to be an investment company and take the necessary actions, including making the necessary filings, to withdraw its shares from listing on those stock exchanges on which the Acquired Fund Shares of the Acquired Fund are listed as of the Closing Date.

(d)
The Acquired Fund and the Acquiring Fund each agrees that, by the Closing Date, all documents and reports required by law to be filed on or before such date shall have been filed with (i) any federal, state or local tax authorities, including any tax returns, (ii) the U.S. Securities and Exchange Commission (the “SEC”) or any state securities commission, and (iii) or any other relevant regulatory authority, and all federal and other taxes shown as due on said returns shall have either been paid or had adequate liability reserves created for the payment of such taxes.

(e)
At the Closing, the Acquired Fund will provide Acquiring Fund a copy of the shareholder ledger accounts, certified by the Acquired Fund’s transfer agent or its President or a Vice President to the best of its or his or her knowledge and belief, for all of the shareholders of record of the Acquired Fund’s respective Acquired Fund Shares as of 4:00 p.m. Eastern time on the Valuation Date who are to

9

become shareholders of Acquiring Fund as a result of the transfer of assets that is the subject of this Plan.
(f)
The Acquired Fund agrees to mail to its shareholders of record entitled to vote at the Meeting, in sufficient time to comply with requirements as to notice thereof, a combined Prospectus and Proxy Statement and, as applicable, a Preferred Shares Proxy Statement that complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder, to call a meeting of such shareholders and to take all other action necessary to obtain approval of the transactions contemplated herein.

(g)
Acquiring Fund will file with the SEC the Acquiring Fund N‑14 Registration Statement containing the combined Prospectus and Proxy Statement and will use its best efforts to provide that the Acquiring Fund N-14 Registration Statement becomes effective as promptly as is practicable. The Funds also will file with the SEC one or more Preferred Shares Proxy Statements relating to the Acquiring Fund Preferred Shares to be issued to shareholders of the Acquired Fund Preferred Shares.

(h)
Subject to the provisions of this Agreement, each Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

(i)
It is the intention of the parties that the Acquisition will qualify as a reorganization with the meaning of Section 368(a)(1)(A) of the Code.  None of the parties to the Acquisition shall take any action or cause any action to be taken (including, without limitation the filing of any tax Return) that is inconsistent with such treatment or results in the failure of such Acquisition to qualify as a reorganization within the meaning of Section 368(a)(1)(A) of the Code.

(j)
Each Fund shall use its reasonable best efforts to cause the Acquiring Fund Common Shares to be issued in the Acquisition to be approved for listing on each of the stock exchanges on which the Acquiring Fund Common Shares are listed.

(k)
The Acquiring Fund shall use its reasonable best efforts to obtain a rating on the Acquiring Fund Preferred Shares from at least one nationally recognized statistical rating organization (“NRSRO”) and include in its governing documents terms relating to the Acquiring Fund Preferred Shares that are either substantially the same as such terms included in the governing documents of the Acquired Fund in respect of the Acquired Fund Preferred Shares or substantially the same as such terms included in the Acquired Fund governing documents except for such changes as required by any NRSRO rating the Acquiring Fund Preferred Shares, prior to the Closing.

10

(l)
The combined Acquired Fund and Acquiring Fund will satisfy all of its obligations set forth in the Acquiring Fund’s Agreement and Declaration of Trust, statement of preferences of the Acquiring Fund Preferred Shares, registration rights agreement relating to the Acquiring Fund Preferred Shares, if any, and the Acquiring Fund Preferred Shares certificate (including, without limitation, satisfaction of the effective leverage ratio and minimum asset coverage covenants set forth in its statement of preferences) immediately after Closing.

(m)	Immediately after closing, the Acquiring Fund Preferred Shares shall be rated at least AA by Fitch Ratings, Inc., at the request of the Acquiring Fund.
8.	Conditions Precedent to be Fulfilled by the Acquired Fund and Acquiring Fund
The consummation of this Plan hereunder shall be subject to the following respective conditions:
(a)
That: (i) all the representations and warranties of each party contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) each party shall have performed all obligations required by this Plan to be performed by it prior to the Closing; and (iii) the Acquired Fund and Acquiring Fund shall have delivered to the other a certificate signed by its President, a Vice President or an equivalent officer to the foregoing effect.

(b)
That the Acquired Fund and Acquiring Fund shall have delivered to the other a copy of the resolutions approving the Plan adopted and approved by the appropriate action of the Acquired Fund Board or Acquiring Fund Board, as appropriate, certified by its President, a Vice President or an equivalent officer of the Acquired Fund or Acquiring Fund, respectively.

(c)
That the SEC shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of either party or would prohibit the transactions contemplated hereby.

(d)
That this Plan and the Acquisition contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

(e)
The Acquired Fund shall have declared and paid or cause to be paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of Acquired Fund’s investment company taxable income for the taxable year ended prior to the Closing Date and substantially all of such investment company taxable income for the final taxable year ending on the Closing Date (in each case determined without regard to any deductions for dividends paid); (ii) all of Acquired Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and

11

substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover); and (iii) at least 90 percent of the excess, if any, of the Acquired Fund’s interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the taxable year prior to the Closing Date and at least 90 percent of such net tax-exempt income for such final taxable year.

(f)
That there shall be delivered to the Acquired Fund and Acquiring Fund an opinion from Stradley Ronon Stevens & Young, LLP, counsel to the Acquired Fund and Acquiring Fund, to the effect that, provided the acquisition contemplated hereby is carried out in accordance with this Plan and the laws of the State of Massachusetts, and based upon certificates of the officers of the Acquired Fund and Acquiring Fund with regard to matters of fact:

(1)
The acquisition by Acquiring Fund of substantially all the assets of the Acquired Fund as provided for herein in exchange for the respective Acquiring Fund Shares followed by the distribution by the Acquired Fund to its shareholders of such Acquiring Fund Shares in complete liquidation of the Acquired Fund will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Acquired Fund and Acquiring Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

(2)
No gain or loss will be recognized by the Acquired Fund upon the transfer of substantially all of its respective assets to Acquiring Fund in exchange solely for voting shares of Acquiring Fund (Sections 361(a) and 357(a) of the Code);

(3)
No gain or loss will be recognized by Acquiring Fund upon the receipt of substantially all of the respective assets of the Acquired Fund in exchange solely for voting shares of Acquiring Fund (Section 1032(a) of the Code);

(4)
No gain or loss will be recognized by the Acquired Fund upon the distribution of Acquiring Fund Shares to its respective shareholders in liquidation of the Acquired Fund (in pursuance of the Plan) (Section 361(c)(1) of the Code);

(5)
The basis of the assets of the Acquired Fund received by Acquiring Fund will be the same as the basis of such assets to the Acquired Fund immediately prior to the Acquisition (Section 362(b) of the Code);

(6)	The holding period of the assets of the Acquired Fund received by Acquiring Fund will include the period during which such assets were held by the Acquired Fund (Section 1223(2) of the Code);
(7)	No gain or loss will be recognized to the respective shareholders of the Acquired Fund upon the exchange of their shares in the Acquired Fund for
12

voting shares of Acquiring Fund, including fractional shares to which they may be entitled (Section 354(a)(1) of the Code);
(8)
The basis of Acquiring Fund Shares received by the respective shareholders of the Acquired Fund shall be the same as the basis of the Acquired Fund Shares exchanged therefor (Section 358(a)(1) of the Code);

(9)
The holding period of Acquiring Fund Shares received by the respective shareholders of the Acquired Fund (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund Shares surrendered in exchange therefor, provided that the Acquired Fund Shares were held as a capital asset on the effective date of the exchange (Section 1223(1) of the Code); and

(10)
Acquiring Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the regulations issued by the United States Treasury (“Treasury Regulations”)) the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations.

The foregoing opinion may state that no opinion is expressed as to the effect of the Acquisition on the Acquired Fund, Acquiring Fund or any Acquired Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.
(g)
That there shall be delivered to Acquiring Fund an opinion in form and substance satisfactory to it from Stradley Ronon Stevens & Young, LLP, counsel to the Acquired Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws now or hereafter affecting generally the enforcement of creditors’ rights:

(1)	The Acquired Fund is a corporation incorporated under the laws of the State of Minnesota and is a validly existing corporation and in good standing under the laws of that state;
(2)
The authorized capital of the Acquired Fund consists of 201,000,000 shares consisting of 200,000,000 shares of common stock, par value $0.01 per share, and 1,000,000 shares of preferred stock, par value $0.01, of which [300/750] shares have been designated as Series 2049 Muni-MultiMode Preferred Shares.  Assuming that the initial shares of common stock of the Acquired Fund were issued in accordance with the 1940 Act and the Acquired Fund Corporate Documents, and that all other

13

outstanding shares of the Acquired Fund were sold, issued and paid for in compliance in all material respects with applicable registration requirements of the 1933 Act, each such outstanding share is fully paid, non-assessable, freely transferable and has full voting rights in accordance with the terms of the Acquired Fund Corporate Documents;

(3)	The Acquired Fund is a closed-end investment company of the management type registered as such under the 1940 Act;
(4)
Except as disclosed in the Acquired Fund Disclosure Documents, such counsel does not know of any material suit, action or legal or administrative proceeding pending or threatened against the Acquired Fund, the unfavorable outcome of which would materially and adversely affect the Acquired Fund;

(5)
All corporate actions required to be taken by the Acquired Fund to authorize this Plan and to effect the Acquisition contemplated hereby have been duly authorized by all necessary action on the part of the Acquired Fund; and

(6)
The execution, delivery or performance of this Plan by the Acquired Fund will not violate any provision of the Acquired Fund’s Acquired Fund Corporate Documents, or the provisions of any agreement or other instrument known to such counsel to which the Acquired Fund is a party or by which the Acquired Fund is otherwise bound; this Plan is the legal, valid and binding obligation of the Acquired Fund and is enforceable against the Acquired Fund in accordance with its terms.

(7)
To the best knowledge of such counsel, at the time of the filing of the definitive Preferred Shares Proxy Statement or at the Closing, nothing has come to counsel’s attention that causes it to believe that such Preferred Shares Proxy Statement contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel knows of no legal or government proceedings required to be described in the Preferred Shares Proxy Statement, or of any contract or document of a character required to be described in the Preferred Shares Proxy Statement that is not described as required.

In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of the Acquired Fund with regard to matters of fact, certain certifications and written statements of governmental officials with respect to the good standing of the Acquired Fund, and the opinion of special counsel to the Acquired Fund on questions of Minnesota law.
(h)	That there shall be delivered to the Acquired Fund an opinion in form and substance satisfactory to it from Stradley Ronon Stevens & Young, LLP, counsel
14

to Acquiring Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws now or hereafter affecting generally the enforcement of creditors’ rights:

(1)	Acquiring Fund is a business trust formed under the laws of the State of Massachusetts and is a validly existing business trust and in good standing under the laws of that State;
(2)
Acquiring Fund is authorized to issue an unlimited number of Acquiring Fund Shares with par no value. As of March 31, 2021, the Acquiring Fund had issued and outstanding [4,528,443] shares of Acquiring Fund Common Shares listed on the NYSE American Exchange and [300] shares of Series 2049 Muni-MultiMode Preferred Shares issued and outstanding.  Assuming that the initial Acquiring Fund Common Shares were issued in accordance in all material respects with the 1940 Act and the Acquiring Fund Corporate Documents, and that all other outstanding Acquiring Fund Shares were sold, issued and paid for in accordance in all material respects with the terms of Acquiring Fund’s prospectus in effect at the time of such sales, each such outstanding share is fully paid, non-assessable and has full voting rights in accordance with the terms of the Acquiring Fund Corporate Documents;

(3)	Acquiring Fund is a closed-end investment company of the management type registered as such under the 1940 Act;
(4)
Except as disclosed in the Acquiring Fund Disclosure Documents, such counsel does not know of any material suit, action or legal or administrative proceeding pending or threatened against Acquiring Fund, the unfavorable outcome of which would materially and adversely affect Acquiring Fund;

(5)
Acquiring Fund Shares to be issued pursuant to the terms of this Plan have been duly authorized and, when issued and delivered as provided in this Plan, will have been validly issued and fully paid and will be non-assessable by Acquiring Fund;

(6)
All corporate actions required to be taken by Acquiring Fund to authorize this Plan and to effect the Acquisition contemplated hereby have been duly authorized by all necessary action on the part of Acquiring Fund;

(7)
The execution, delivery or performance of this Plan by Acquiring Fund will not violate any provision of the Acquiring Fund Corporate Documents, or the provisions of any agreement or other instrument known to such counsel to which Acquiring Fund is a party or by which Acquiring Fund is otherwise bound; this Plan is the legal, valid and binding

15

obligation of Acquiring Fund and is enforceable against Acquiring Fund in accordance with its terms; and
(8)
The Acquiring Fund N-14 Registration Statement has been declared or, by operation of rule, has become effective under the 1933 Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of such Registration Statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the SEC under the 1933 Act, and nothing has come to counsel’s attention that causes it to believe that, at the time the Acquiring Fund N-14 Registration Statement became effective, or at the Closing, such Registration Statement (except for the financial statements and other financial and statistical data included therein, as to which counsel need not express an opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel knows of no legal or government proceedings required to be described in the Acquiring Fund N-14 Registration Statement, or of any contract or document of a character required to be described in the Acquiring Fund N-14 Registration Statement that is not described as required.

In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of Acquiring Fund with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of Acquiring Fund, and the opinion of special counsel to the Acquiring Fund on questions of Massachusetts law.
(i)
That the Acquired Fund shall have received a certificate from the President or a Vice President of Acquiring Fund to the effect that, except for such disclosures provided by the Acquired Fund, to the best knowledge and belief of such officer, the statements contained in the Acquiring Fund N-14 Registration Statement, at the time the Acquiring Fund N-14 Registration Statement became effective, at the date of the signing of this Plan, and at the Closing, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(j)
That the Acquiring Fund N-14 Registration Statement with respect to Acquiring Fund Shares to be delivered to the respective shareholders of the Acquired Fund in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Acquiring Fund N-14 Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(k)
That the Acquiring Fund shall have received a certificate from the President or a Vice President of Acquired Fund to the effect that, except for such disclosures provided by the Acquiring Fund, to the best knowledge and belief of such officer,

16

the statements contained in the definitive Preferred Shares Proxy Statement, at the date of the signing of this Plan, and at the Closing, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(l)
That Acquiring Fund Shares to be delivered hereunder shall be eligible for sale with each state commission or agency with which such eligibility is required in order to permit Acquiring Fund Shares lawfully to be delivered to each holder of the Acquired Fund Shares of the Acquired Fund.

(m)
That, at the Closing, there shall be transferred to Acquiring Fund the respective aggregate Net Assets of the Acquired Fund comprising at least 90% in fair market value of the total net assets and 70% of the fair market value of the total gross assets recorded on the books of the Acquired Fund on the Closing Date.

(n)
That there be delivered to Acquiring Fund (1) a statement of the respective tax basis and holding period of all investments to be transferred by the Acquired Fund to the Acquiring Fund, (2) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Acquired Fund with respect to each shareholder, for all of the shareholders of record of the Acquired Fund as of the close of business on the Valuation Date, who are to become holders of the Acquiring Fund as a result of the transfer of Acquired Fund assets, certified by its transfer agent or its President or Vice-President to the best of their knowledge and belief, (3) the tax books and records of the Acquired Fund for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, and (4) if reasonably requested by the Acquiring Fund in writing, all FASB ASC 740-10-25 (formerly FIN 48) work papers and supporting statements pertaining to the Acquired Fund.  The foregoing information to be provided within such timeframes as is mutually agreed by the parties.  The Acquired Fund agrees to cooperate with the Acquiring Fund in filing any Return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes.  The Acquired Fund agrees to retain for a period of seven (7) years following the Closing Date all returns and work papers and all material records or other documents relating to tax matters for taxable periods ending on or before the Closing Date.

(o)
That all consents of other parties, and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky securities authorities, including any necessary “no-action” positions or exemptive orders from such federal and state authorities), required to permit consummation of the Acquisition contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would

17

not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or Acquiring Fund.
(p)
That the NYSE American Exchange shall have approved the listing of the additional Acquiring Fund Common Shares to be issued to common shareholders of the Acquired Fund in connection with the Acquisition.

(q)
That the Acquiring Fund shall have obtained written confirmation from Fitch Ratings, Inc. that (a) consummation of the transactions contemplated by this Agreement will not impair the ratings assigned by such rating agencies to the existing Acquiring Fund Series 2049 Muni-MultiMode Preferred Shares, and (b) the Acquiring Fund Preferred Shares to be issued pursuant to Section 1 of this Agreement will be rated AA by Fitch Ratings, Inc.

(r)
That the Acquired Fund and the Acquiring Fund shall have received on or before the Closing Date an opinion of Sidley Austin LLP (“Sidley”) in form and substance reasonably acceptable to the Acquired Fund and the Acquiring Fund, as to the matters set forth on Schedule 8(s).  In rendering such opinion, Sidley may request and rely upon representations contained in certificates of officers of the Acquired Fund, the Acquiring Fund, DMC and others, and the officers of the Acquired Fund, the Acquiring Fund and DMC shall use their best efforts to make available such truthful certificates.

9.	Fees and Expenses
(a)	The Acquired Fund and Acquiring Fund each represents and warrants to the other that there are no broker or finders’ fees payable by it in connection with the transactions provided for herein.
(b)	The expenses of entering into and carrying out the provisions of this Plan shall be borne one-third by Acquiring Fund, one-third by the Acquired Fund, and one-third by DMC.
10.	Termination; Postponement; Waiver; Order
(a)
Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and the Acquisition abandoned at any time (whether before or after approval thereof by the shareholders of the Acquired Fund) prior to the Closing, or the Closing may be postponed as follows:

(1)	by mutual consent of the Acquired Fund and Acquiring Fund;
(2)	by Acquiring Fund if any condition of its obligations set forth in Section 8 has not been fulfilled or waived; or
(3)	by the Acquired Fund if any condition of its obligations set forth in Section 8 has not been fulfilled or waived.
18

An election by the Acquired Fund or Acquiring Fund to terminate this Plan and to abandon the Acquisition shall be exercised by the Acquired Fund Board or the Acquiring Fund Board, respectively.
(b)
If the transactions contemplated by this Plan have not been consummated by [March 31], 2022, the Plan shall automatically terminate on that date, unless a later date is agreed to by both the Acquired Fund Board and the Acquiring Fund Board.

(c)
In the event of termination of this Plan pursuant to the provisions hereof, the Plan shall become void and have no further effect, and neither the Acquired Fund nor Acquiring Fund, nor their directors/trustees, officers or agents or the shareholders of the Acquired Fund or Acquiring Fund shall have any liability in respect of this Plan.

(d)
At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the Acquiring Fund Board or the Acquired Fund Board, as the case may be, if, in the judgment of such Board, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(e)
The respective representations and warranties contained in Sections 4 through 6 hereof shall expire with and be terminated by the Acquisition, and neither the Acquired Fund nor Acquiring Fund, nor any of their officers, directors/trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director, agent or shareholder of the Acquired Fund or Acquiring Fund against any liability to the entity for which that officer, director, agent or shareholder so acts or to its shareholders to which that officer, director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties in the conduct of such office.

If any order or orders of the SEC with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Acquired Fund Board and the Acquiring Fund Board to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of respective Acquired Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Acquired Fund, in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Acquired Fund prior to the Meeting, this Plan shall not be consummated and shall terminate unless the Acquired Fund shall promptly call a special meeting of its shareholders at which such conditions so imposed shall be submitted for approval.
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11.	Entire Agreement and Amendments
This Plan embodies the entire agreement between the parties and there are no agreements, understandings, restrictions or warranties relating to the transactions contemplated by this Plan other than those set forth herein or herein provided for. This Plan may be amended only by mutual consent of the parties in writing. Neither this Plan nor any interest herein may be assigned without the prior written consent of the other parties.
12.	Counterparts
This Plan may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.
13.	Notices
Any notice, report or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given to each party to this Plan if delivered or mailed, first class postage prepaid, to the following addresses:
If to the Acquired Fund
[Delaware Investments Colorado
Municipal Income Fund, Inc./
Delaware Investments Minnesota
Municipal Income Fund II, Inc.]
100 Independence, 610 Market Street
Philadelphia, PA 19106-2354
Attn: Secretary

If to Acquiring Fund: Delaware Investments National Municipal Income Fund 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 Attn: Secretary
If to DMC: Delaware Management Company 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 Attn: Secretary
14.	Governing Law
This Plan shall be governed by and carried out in accordance with the laws of the State of Delaware.
[The remainder of this page was intentionally left blank.]
20

IN WITNESS WHEREOF, the Acquired Fund, Acquiring Fund and DMC have each caused this Plan to be executed on its behalf by its duly authorized officers, all as of the date and year first-above written.
[DELAWARE INVESTMENTS COLORADO MUNICIPAL INCOME FUND, INC./ DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.]

Attest:_______________________	By:__________________________
Name:	Name:
Title:	Title:

DELAWARE INVESTMENTS NATIONAL MUNICIPAL INCOME FUND

Attest:________________________	By:_____________________________
Name:	Name:
Title:	Title:

DELAWARE MANAGEMENT COMPANY, a series of Macquarie Investment Management Business Trust

Attest:________________________	By:________________________________
Name:	Name:
Title:	Title:

21

Schedule 8(s)
Preferred Share Opinion

The Series [    ] Muni-MultiMode Preferred Shares (“MMP Shares”) issued by the Acquiring Fund in the Acquisition in exchange for Acquired Fund MMP Shares will be treated as equity of the Acquiring Fund for U.S. federal income tax purposes.

22

EXHIBIT B

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five years.  Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions).  The information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in each Fund’s annual report, which is available upon request by calling 866-437-0252.
Delaware Investments Colorado Municipal Income Fund

	Year ended
	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$14.32	$14.90	$14.90	$14.93	$15.66
Income from investment operations:
Net investment income[1]	0.54	0.54	0.58	0.63	0.67
Net realized and unrealized gain (loss)	0.95	(0.40)	0.04	0.03	(0.68)
Total from investment operations	1.49	0.14	0.62	0.66	(0.01)
Less dividends and distributions from:
Net investment income	(0.49)	(0.57)	(0.62)	(0.69)	(0.72)
Net realized gain	(0.06)	(0.15)	-–	–	–
Total dividends and distributions	(0.55)	(0.72)	(0.62)	(0.69)	(0.72)
Net asset value, end of period	$15.26	$14.32	$14.90	$14.90	$14.93
Market value, end of period	$14.14	$13.27	$14.17	$14.39	$14.70
Total return based on:[2]
Net asset value	10.83%	0.58%	4.50%	4.44%	(0.07%)
Market value	10.82%	(1.99%)	2.90%	2.44%	2.24%
Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)	$73,808	$69,284	$72,051	$72,050	$72,240
Ratio of expenses to average net assets applicable to common shareholders[3]	1.52%	2.10%	2.14%	1.82%	1.60%
Ratio of net investment income to average net assets applicable to common shareholders[4]	3.57%	3.56%	3.98%	4.14%	4.32%
Portfolio turnover	19%	31%	7%	11%	12%
Leverage analysis:
Value of preferred shares outstanding (000 omitted)[5]	30,000	30,000	30,000	30,000	30,000
Net asset coverage per share of preferred shares, end of period[5]	346,027	330,946	340,171	340,167	340,799
Liquidation value per share of preferred shares[5]	100,000	100,000	100,000	100,000	100,000

[1]
Net investment income is reduced by dividends paid to preferred shareholders from net investment income of $0.07, $0.16, $0.17, $0.14, and $0.11 per share for the years ended March 31, 2021, 2020, 2019, 2018, and 2017, respectively and from realized capital gains of $0.01 per share for the year ended March 31, 2021.

[2]
Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

23

[3]
The ratio of expenses to average net assets applicable to common shareholders excluding interest expense for the years ended March 31, 2021, 2020, 2019, 2018, and 2017 were 0.95%, 1.06%, 1.00%, 0.93%, and 0.90%, respectively.

[4]
The ratio of net investment income excluding interest expense to average net assets for the years ended March 31, 2021, 2020, 2019, 2018, and 2017 were 4.14%, 4.60%, 5.12%, 5.03%, and 5.03%, respectively.

[5]
In November 2011, the Fund issued a series of 300 variable rate preferred shares, with a liquidation preference of $100,000 per share (Series 2016 Shares).The Series 2016 Shares were redeemed on February 2, 2016 and replaced with Series 2021 Shares, which were the same amount and value as the Fund’s Series 2016 Shares. On April 25, 2019, the Fund redeemed the Series 2021 Shares, and replaced them with Series 2049 Muni-MultiMode Preferred Shares (Series 2049), which have the same amount and value as the Series 2021 Shares.

24

Delaware Investments Colorado Municipal Income Fund

	Year ended
	3/31/16	3/31/15	3/31/14	3/31/13	3/31/12
Net asset value, beginning of period	$15.55	$14.43	$15.37	$15.01	$13.37
Income from investment operations:
Net investment income[1]	0.705	0.706	0.700	0.733	0.638
Net realized and unrealized gain (loss)	0.120	1.104	(0.935)	0.416	1.582
Total from investment operations	0.825	1.810	(0.235)	1.149	2.220
Less dividends and distributions from:
Net investment income	(0.715)	(0.690)	(0.690)	(0.690)	(0.580)
Net realized gain	-–	-–	(0.015)	(0.099)	–
Total dividends and distributions	(0.715)	(0.690)	(0.705)	(0.789)	(0.580)
Net asset value, end of period	$15.66	$15.55	$14.43	$15.37	$15.01
Market value, end of period	$15.07	$14.35	$13.33	$14.84	$14.60
Total return based on:[2]
Net asset value	5.85%	13.12%	(0.97%)	7.71%	17.19%
Market value	10.38%	13.01%	(5.25%)	6.92%	22.31%
Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)	$75,771	$75,226	$69,781	$74,349	$72,613
Ratio of expenses to average net assets applicable to common shareholders[3]	1.52%	1.43%	1.49%	1.44%	0.95%
Ratio of net investment income to average net assets applicable to common shareholders[4]	4.59%	4.65%	4.90%	4.72%	4.46%
Portfolio turnover	13%	14%	26%	8%	64%
Leverage analysis:
Value of preferred shares outstanding (000 omitted)[5]	30,000	30,000	30,000	30,000	30,000
Net asset coverage per share of preferred shares, end of period[5]	352,571	350,753	332,602	347,829	342,045
Liquidation value per share of preferred shares[5]	100,000	100,000	100,000	100,000	100,000

[1]
Net investment income is reduced by dividends paid to preferred shareholders from net investment income of $0.079, $0.077, $0.078, $0.079, and $0.031 per share for the years ended March 31, 2016, 2015, 2014, 2013, and 2012, respectively, and from realized capital gains of $0.002, $0.006, and $0.000 per share for the years ended March 31, 2014, 2013, and 2012, respectively.

[2]
Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

[3]
The ratio of expenses to average net assets applicable to common shareholders excluding interest expense for the years ended March 31, 2016, 2015, 2014, 2013, and 2012 were 1.01%, 0.92%, 0.94%, 0.89%, and 0.73%, respectively.

[4]	The ratio of net investment income excluding interest expense for the years ended March 31, 2016, 2015, 2014, 2013 and 2012 were 5.11%, 5.16%, 5.45%, 5.27%, and 4.68%, respectively.
[5]
In November 2011, the Fund issued a series of 300 variable rate preferred shares, with a liquidation preference of $100,000 per share (Series 2016 Shares). The Series 2016 Shares were redeemed on Feb. 2, 2016 and replaced with Series 2021 Shares, which are the same amount and value as the Fund’s Series 2016 Shares.

25

Delaware Investments Minnesota Municipal Income Fund II

	Year ended
	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$14.31	$14.48	$14.27	$14.41	$15.05
Income from investment operations:
Net investment income[1]	0.53	0.46	0.48	0.51	0.55
Net realized and unrealized gain (loss)	0.48	(0.15)	0.18	(0.12)	(0.59)
Total from investment operations	1.01	0.31	0.66	0.39	(0.04)
Less dividends and distributions from:
Net investment income	(0.40)	(0.45)	(0.45)	(0.53)	(0.60)
Net realized gain	–	(0.03)	-–	–	–
Total dividends and distributions	(0.40)	(0.48)	(0.45)	(0.53)	(0.60)
Net asset value, end of period	$14.92	$14.31	$14.48	$14.27	$14.41
Market value, end of period	$13.19	$12.37	$12.63	$12.63	$14.56
Total return based on:[2]
Net asset value	7.54%	2.45%	5.26%	2.82%	(0.27%)
Market value	9.99%	1.53%	3.73%	(9.94%)	3.16%
Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)	$171,679	$164,589	$166,540	$164,193	$165,754
Ratio of expenses to average net assets applicable to common shareholders[3]	1.32%	1.97%	2.10%	1.78%	1.59%
Ratio of net investment income to average net assets applicable to common shareholders[4]	3.61%	3.12%	3.40%	3.48%	3.69%
Portfolio turnover	2%	14%	13%	22%	9%
Leverage analysis:
Value of preferred shares outstanding (000 omitted)[5]	75,000	75,000	75,000	75,000	75,000
Net asset coverage per share of preferred shares, end of period[5]	328,825	319,452	322,053	318,924	321,006
Liquidation value per share of preferred shares[5]	100,000	100,000	100,000	100,000	100,000

[1]
Net investment income is reduced by dividends paid to preferred shareholders from net investment income of $0.07, $0.16, $0.18, $0.14, and $0.12 per share for the years ended March 31, 2021, 2020, 2019, 2018, and 2017, respectively.

[2]
Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

[3]
The ratio of expenses to average net assets applicable to common shareholders excluding interest expense for the years ended March 31, 2021, 2020, 2019, 2018, and 2017 were 0.83%, 0.89%, 0.85%, 0.81%, and 0.82%, respectively.

[4]
The ratio of net investment income excluding interest expense to average net assets for the years ended March 31, 2021, 2020, 2019, 2018, and 2017 were 4.10%, 4.20%, 4.65%, 4.45%, and 4.46%, respectively.

[5]
In November 2011, the Fund issued a series of 750 variable rate preferred shares, with a liquidation preference of $100,000 per share (Series 2016 Shares).The Series 2016 Shares were redeemed on February 2, 2016 and replaced with Series 2021 Shares, which were the same amount and value as the Fund’s Series 2016 Shares. On April 25, 2019, the Fund redeemed the Series 2021 Shares, and replaced them with Series 2049 Muni-MultiMode Preferred Shares (Series 2049), which have the same amount and value as the Series 2021 Shares.

26

Delaware Investments Minnesota Municipal Income Fund II

	Year ended
	3/31/16	3/31/15	3/31/14	3/31/13	3/31/12
Net asset value, beginning of period	$14.97	$14.31	$15.27	$14.94	$13.70
Income from investment operations:
Net investment income[1]	0.629	0.641	0.648	0.715	0.640
Net realized and unrealized gain (loss)	0.081	0.689	(0.802)	0.345	1.180
Total from investment operations	0.710	1.330	(0.154)	1.060	1.820
Less dividends and distributions from:
Net investment income	(0.630)	(0.670)	(0.690)	(0.690)	(0.580)
Net realized gain	-–	-–	(0.116)	(0.040)	–
Total dividends and distributions	(0.630)	(0.670)	(0.806)	(0.730)	(0.580)
Net asset value, end of period	$15.05	$14.97	$14.31	$15.27	$14.94
Market value, end of period	$14.70	$13.85	$13.34	$15.63	$14.23
Total return based on:[2]
Net asset value	5.30%	9.80%	(0.36%)	7.18%	13.90%
Market value	11.17%	8.97%	(9.26%)	15.18%	17.95%
Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)	$173,119	$172,280	$164,599	$175,629	$171,835
Ratio of expenses to average net assets applicable to common shareholders[3]	1.46%	1.40%	1.51%	1.40%	0.93%
Ratio of net investment income to average net assets applicable to common shareholders[4]	4.24%	4.33%	4.54%	4.65%	4.44%
Portfolio turnover	16%	10%	17%	24%	44%
Leverage analysis:
Value of preferred shares outstanding (000 omitted)[5]	75,000	75,000	75,000	75,000	75,000
Net asset coverage per share of preferred shares, end of period[5]	330,825	329,707	319,465	334,172	329,113
Liquidation value per share of preferred shares[5]	100,000	100,000	100,000	100,000	100,000

[1]
Net investment income is reduced by dividends paid to preferred shareholders from net investment income of $0.083, $0.081, $0.076, $0.084, and $0.033 per share for the years ended March 31, 2016, 2015, 2014, 2013, and 2012, respectively, and from realized capital gains of $0.014, $0.005, and $0.000 per share for the years ended March 31, 2014, 2013, and 2012, respectively.

[2]
Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

[3]
The ratio of expenses to average net assets applicable to common shareholders excluding interest expense the years ended March 31, 2016, 2015, 2014, 2013, and 2012 were 0.90%, 0.85%, 0.88%, 0.82%, and 0.70%, respectively.

[4]
The ratio of net investment income excluding interest expense to average net assets for the years ended March 31, 2016, 2015, 2014, 2013, and 2012 were 4.80%, 4.88%, 5.17%, 5.23%, and 4.67%, respectively.

[5]
In November 2011, the Fund issued a series of 750 variable rate preferred shares, with a liquidation preference of $100,000 per share (Series 2016 Shares). The Series 2016 Shares were redeemed on Feb. 2, 2016 and replaced with Series 2021 Shares, which are the same amount and value as the Fund’s Series 2016 Shares.

27

Delaware Investments National Municipal Income Fund

	Year ended
	3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
Net asset value, beginning of period	$13.71	$14.44	$14.34	$14.31	$15.02
Income from investment operations:
Net investment income[1]	0.58	0.54	0.59	0.64	0.66
Net realized and unrealized gain (loss)	1.12	(0.57)	0.11	(0.01)	(0.69)
Total from investment operations	1.70	(0.03)	0.70	0.63	(0.03)
Less dividends and distributions from:
Net investment income	(0.51)	(0.55)	(0.60)	(0.60)	(0.68)
Net realized gain	(0.06)	(0.15)	-–	–	–
Total dividends and distributions	(0.57)	(0.70)	(0.60)	(0.60)	(0.68)
Net asset value, end of period	$14.84	$13.71	$14.44	$14.34	$14.31
Market value, end of period	$13.12	$12.24	$12.69	$12.62	$12.94
Total return based on:[2]
Net asset value	13.20%	(0.24%)	5.71%	4.84%	0.01%
Market value	12.11%	1.35%	5.56%	2.04%	(1.50%)
Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)	$67,182	$62,085	$65,399	$64,924	$64,792
Ratio of expenses to average net assets applicable to common shareholders[3]	1.66%	2.27%	2.31%	1.97%	1.73%
Ratio of net investment income to average net assets applicable to common shareholders[4]	4.03%	3.69%	4.19%	4.36%	4.45%
Portfolio turnover	19%	33%	16%	50%	13%
Leverage analysis:
Value of preferred shares outstanding (000 omitted)[5]	30,000	30,000	30,000	30,000	30,000
Net asset coverage per share of preferred shares, end of period[5]	323,942	306,949	317,996	316,412	315,898
Liquidation value per share of preferred shares[5]	100,000	100,000	100,000	100,000	100,000

[1]
Net investment income is reduced by dividends paid to preferred shareholders from net investment income of $0.08, $0.17, $0.18, $0.14, and $0.12 per share for the years ended March 31, 2021, 2020, 2019, 2018, and 2017, respectively and from realized capital gains of 0.01 per share for the year ended March 31, 2021.

[2]
Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such period.

[3]
The ratio of expenses to average net assets applicable to common shareholders excluding interest expense for the years ended March 31, 2021, 2020, 2019, 2018, and 2017 were 1.02%, 1.11%, 1.05%, 0.98%, and 0.94%, respectively.

[4]
The ratio of net investment income excluding interest expense to average net assets for the years ended March 31, 2021, 2020, 2019, 2018, and 2017 were 4.67%, 4.84%, 5.45%, 5.35%, and 5.24%, respectively.

[5]
In March 2012, the Fund issued a series of 300 variable rate preferred shares, with a liquidation preference of $100,000 per share (Series 2017 Shares). The Series 2017 Shares were redeemed on February 2, 2016 and replaced with Series 2021 Shares, which were the same amount and value as the Fund’s Series 2017 Shares. On April 25, 2019, the Fund redeemed the Series 2021 Shares, and replaced them with Series 2049 Muni-MultiMode Preferred Shares (Series 2049), which have the same amount and value as the Series 2021 Shares.

28

Delaware Investments National Municipal Income Fund

	Year ended
	3/31/16	3/31/15	3/31/14	3/31/13	3/31/12
Net asset value, beginning of period	$14.97	$13.81	$14.99	$14.02	$12.62
Income from investment operations:
Net investment income[1]	0.696	0.711	0.710	0.722	0.531
Net realized and unrealized gain (loss)	0.114	1.219	(1.180)	0.858	1.409
Total from investment operations	0.810	1.930	(0.470)	1.580	1.940
Less dividends and distributions from:
Net investment income	(0.760)	(0.770)	(0.710)	(0.610)	(0.540)
Total dividends and distributions	(0.760)	(0.770)	(0.710)	(0.610)	(0.540)
Net asset value, end of period	$15.02	$14.97	$13.81	$14.99	$14.02
Market value, end of period	$13.80	$13.14	$12.35	$14.48	$13.24
Total return based on:[2]
Net asset value	6.35%	14.99%	(2.41%)	11.56%	15.87%
Market value	11.32%	12.87%	(9.65%)	14.12%	13.19%
Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)	$68,008	$67,804	$62,526	$67,876	$63,487
Ratio of expenses to average net assets applicable to common shareholders[3]	1.70%	1.60%	1.58%	1.56%	1.02%
Ratio of net investment income to average net assets applicable to common shareholders[4]	4.72%	4.86%	5.17%	4.86%	3.96%
Portfolio turnover	25%	38%	40%	42%	101%
Leverage analysis:
Value of preferred shares outstanding (000 omitted)[5]	30,000	30,000	30,000	30,000	30,000
Net asset coverage per share of preferred shares, end of period[5]	326,693	326,013	308,420	326,254	311,625
Liquidation value per share of preferred shares[5]	100,000	100,000	100,000	100,000	100,000

[1]
Net investment income is reduced by dividends paid to preferred shareholders from net investment income of $0.084, $0.083, $0.085, $0.090, and $0.004 per share for the years ended March 31, 2016, 2015, 2014, 2013, and 2012, respectively.

[2]
Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

[3]
The ratio of expenses to average net assets applicable to common shareholders excluding interest expense for the years ended March 31, 2016, 2015, 2014, 2013, and 2012 were 1.13%, 1.03%, 0.96%, 0.96%, and 0.99%, respectively.

[4]
The ratio of net investment income excluding interest expense to average net assets for the years ended March 31, 2016, 2015, 2014, 2013, and 2012 were 5.29%, 5.44%, 5.79%, 5.46%, and 3.99%, respectively.

[5]
In March 2012, the Fund issued a series of 300 variable rate preferred shares, with a liquidation preference of $100,000 per share (Series 2017 Shares). The Series 2017 Shares were redeemed on Feb. 2, 2016 and replaced with Series 2021 Shares, which are the same amount and value as the Fund’s Series 2017 Shares.

29

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PART B
STATEMENT OF ADDITIONAL INFORMATION
 Dated [     ], 2021

Acquisition of the Assets and Liabilities of:
DELAWARE INVESTMENTS COLORADO MUNICIPAL INCOME FUND, INC.
By:
DELAWARE INVESTMENTS NATIONAL MUNICIPAL INCOME FUND

Acquisition of the Assets and Liabilities of:
DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.
By:
DELAWARE INVESTMENTS NATIONAL MUNICIPAL INCOME FUND

Delaware Funds® by Macquarie
100 Independence, 610 Market Street
Philadelphia, Pennsylvania 19106-2354
800 523-1918

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated [   ], 2021 (the “Prospectus/Proxy Statement”) relating to the reorganizations (each, a “Reorganization” and collectively, the “Reorganizations”) of each of Delaware Investments Colorado Municipal Income Fund, Inc. and Delaware Investments Minnesota Municipal Income Fund II, Inc. (each, an Acquired Fund and together, the Acquired Funds), into Delaware Investments National Municipal Income Fund (“Acquiring Fund” and together with the Acquired Funds, the “Funds”).

The Prospectus/Proxy Statement relating to the above referenced matter may be obtained without charge from your financial intermediary or by calling 866 437-0252.

1

STATEMENT OF ADDITIONAL INFORMATION

Table of Contents
GENERAL INFORMATION	3
INVESTMENT OBJECTIVES AND POLICIES	3
MANAGEMENT OF THE TRUST	3
CODE OF ETHICS	4
PROXY VOTING POLICY	4
INVESTMENT ADVISORY AND OTHER SERVICES	5
PORTFOLIO MANAGERS	6
BROKERAGE ALLOCATION AND OTHER PRACTICES	8
TAX STATUS	10

2

GENERAL INFORMATION
The Board of Trustees/Directors (the “Board” and together, the “Boards”) of each of the Funds reviewed and approved an Agreement and Plan of Acquisition (a “Plan”) that provides for the Reorganization of each Acquired Fund with and into the Acquiring Fund. The Boards determined that each Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of shareholders of the Acquiring Fund will not be diluted as a result of either Reorganization.
Pursuant to the Plan, the Reorganization of each Acquired Fund into the Acquiring Fund will consist of: (i) the acquisition by the Acquiring Fund of substantially all of the property, assets and goodwill of the Acquired Fund in exchange solely for full and fractional shares of beneficial interest, no par value, of the Acquiring Fund, and (ii) the pro rata distribution of such shares of the Acquiring Fund to the shareholders of the Acquired Fund according to their respective interests in liquidation of the Acquired Fund, and (iii) the dissolution of the Acquired Fund as soon as is practicable after the closing.  In connection with the Reorganizations, the Acquiring Fund will issue additional common shares. Further information is included in the Prospectus/Proxy Statement and in the documents, listed below, that are incorporated by reference into this SAI.

INVESTMENT OBJECTIVES AND POLICIES
The following information supplements the discussion of the Acquiring Fund’s investment objective, policies and techniques that are described in the Joint Proxy Statement/Prospectus.

VMM – Additional Information on the Fund’s Investment Strategies and Risks
The following information supplements the Sections relating to the Fund’s Investment Strategy, Other Investment Policies and Strategies, and Principal Risk Factors of Investing in the Fund set forth in the proxy/prospectus.

Municipal Obligations.  The yields on Municipal Obligations are dependent upon a variety of factors, including the condition of the market in general and the Municipal Obligations market in particular, the size of a particular offering, the maturity of the obligation and the rating of the issue.  Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields, while obligations of the same maturity and coupon with different ratings may have the same yield.  The market value of outstanding Municipal Obligations will vary with changes in prevailing interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.  Generally, a rise in interest rates will result in a decrease in the Fund’s NAV per share, while a drop in interest rates will result in an increase in the Fund’s NAV per share.

Although most Municipal Obligations in which the Fund may invest will be, at the time of investment, rated investment grade, Municipal Obligations, like other debt obligations, are subject to the risk of non-payment.  The ability of issuers of Municipal Obligations to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units.  Such non-payment would result in a reduction of income to the Fund and in a decrease in the NAV.

Municipal Obligations are also subject to the provisions of bankruptcy, insolvency, reorganization and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by the United States Congress or a state’s legislature extending time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations within constitutional limitations.  There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest on and principal of the Municipal Obligations may be materially affected.

The Municipal Obligations market is rapidly evolving; types of Municipal Obligations other than those described above can be expected to be developed and marketed from time to time.  Consistent with its investment limitations, the Fund expects to invest in those new types of Municipal Obligations that the Manager believes may
3

assist the Fund in achieving its investment objective.  The Fund will notify shareholders to the extent that it intends to invest more than 15% of its net assets in such obligations.

Hedging.  Although in normal circumstances the Fund does not intend to invest more than 5% of its assets in instruments other than Municipal Obligations, the Fund may attempt to hedge its investment portfolio against market risk (including interest rate risk) by engaging in various hedging transactions.  In particular, the Fund may purchase and sell futures contracts, enter into various interest rate transactions, and may purchase and sell (or write) exchange-listed and over-the-counter put and call options on Municipal Obligations, other debt securities, aggregates of debt securities or indices of interest rates or prices thereof or other financial indices and on futures contracts (collectively, “Hedging Transactions”).  The Fund intends to engage in Hedging Transactions if it appears advantageous to the Manager to do so in order to pursue the Fund’s investment objective, to seek to hedge against the effects of market conditions and to seek to stabilize the value of its assets.  The Fund will engage in hedging and risk management transactions from time to time in the Manager’s discretion, and may not necessarily be engaging in such transactions when movements in interest rates that could affect the value of the assets of the Fund occur.

Conditions in the securities, futures and options markets will determine whether and in what circumstances the Fund will employ any of the hedging techniques or strategies described herein.  The Fund’s ability to pursue certain of these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission (the “CFTC”) and the federal tax requirements applicable to regulated investment companies.  Transactions in options and futures contracts may give rise to income that is subject to regular federal income tax and, accordingly, in normal circumstances the Fund does not intend to engage in such practices to a significant extent.

Hedging Transactions may be used to attempt to protect against possible changes in the market value of the Fund’s portfolio resulting from trends in the debt securities markets, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities, to manage the effective dollar-weighted average duration of the Fund’s portfolio or for other risk management purposes.  Any or all of these techniques may be used at any time.  There is no particular strategy that requires use of one technique rather than another.  Use of any Hedging Transaction is a function of market conditions.  The Hedging Transactions that the Fund may use are described below.  The ability of the Fund to hedge successfully will depend upon the Manager’s ability to predict pertinent market movements, which cannot be assured.  When entering into futures contracts or certain option transactions, such as writing a put option, the Fund will designate on its books cash or liquid securities equal to the value of its payment obligations under such contracts.  Compliance with this requirement may restrict the Fund’s ability to invest in intermediate- and long-term Municipal Obligations.

Interest Rate Transactions.  The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  The Fund will accrue the net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap on a daily basis and will designate on the Fund’s books an amount of cash or liquid securities having an aggregate NAV at least equal to the accrued excess.  If the Fund enters into an interest rate swap on other than a net basis, the Fund will designate cash and liquid assets on the Fund’s books in the full amount accrued on a daily basis of the Fund’s obligations with respect to the swap.  To the extent the Fund sells (i.e., writes) caps and floors, it will designate on the Fund’s books cash or liquid debt securities having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of the Fund’s obligations with respect to any caps or floors.  If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund.  These transactions do not involve the delivery of securities or other underlying assets or principal.  Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.  If the other party to an interest rate swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Futures Contracts.  The Fund may also enter into contracts for the purchase or sale for future delivery (“futures contracts”) of debt securities, aggregates of debt securities or indices or prices thereof, other financial indices and U.S. Government debt securities to hedge against a decline in the value of its portfolio securities that
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might result from a change in interest rates.  The Fund will engage in such transactions for bona fide hedging, risk management (including duration management) and other portfolio management purposes, in each case in accordance with the rules and regulations of the CFTC.

In connection with transactions in futures contracts and writing related options, the Fund will be required to deposit as “initial margin” a specified amount of cash or short-term, U.S. government securities.  The initial margin required for a futures contract is set by the exchange on which the contract is traded.  Thereafter, subsequent payments (referred to as “variation margin”) are made to and from the futures commission merchant to reflect changes in the value of the futures contract.

Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled through offsetting before the date of the contract without having to make or take delivery of the securities.  The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month.  Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities.  Since all transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

Calls on Securities and Futures.  In order to reduce fluctuations in NAV, the Fund may sell or purchase call options (“calls”) on Municipal Obligations that are traded on U.S. securities exchanges and in the over-the-counter markets and related futures on such securities.  All such calls sold by the Fund must be “covered” as long as the call is outstanding (i.e., the Fund must own the securities or futures contract subject to the call).  Calls on futures on Municipal Obligations must also be covered by deliverable securities or by liquid assets designated on the Fund’s books to satisfy the futures contract.  A call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or futures contract and may require the Fund to hold a security or futures contract which it might otherwise have sold.  The purchase of a call gives the Fund the right to buy a security or futures contract at a fixed price.

Puts on Securities and Futures.  The Fund may purchase put options (“puts”) that relate to Municipal Obligations (whether or not it holds such securities in its portfolio) or futures on such securities.  The Fund may also write put options, but only on a secured basis, which means that the Fund will designate on its books cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period.  The amount of cash or U.S. government securities designated on the Fund’s books will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Fund.  Secured put options will generally be written in circumstances where the Manager wishes to purchase the underlying security for the Fund’s portfolio at a price lower than the current market price of the security.  In such event, the Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.  The Fund may effect closing transactions with respect to put options it previously wrote.  In selling puts, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price.

Calls and Puts on Securities Indices.  The Fund may also purchase and write call and put options on securities indices.  Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.  When the Fund writes an option on a securities index, it will be required to designate on the Fund’s books eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract’s value in the case of a call.  In addition, when the Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will designate on its books, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

Risks of Futures.  There are several risks in using securities index or interest rate futures contracts as hedging devices.  One risk arises because the prices of futures contracts may not correlate perfectly with movements in the underlying index or financial instrument due to certain market distortions.  First, all participants in the futures market are subject to initial margin and variation margin requirements.  Rather than making additional variation
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margin payments, investors may close the contracts through offsetting transactions which could distort the normal relationship between the index or security and the futures market.  Second, the margin requirements in the futures market are lower than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market.  Increased participation by speculators in the futures market may also cause temporary price distortions.  Because of possible price distortion in the futures market and because of imperfect correlation between movements in indexes of securities and movements in the prices of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction over a very short period.

Another risk arises because of imperfect correlation between movements in the value of the futures contracts and movements in the value of securities subject to the hedge.  With respect to index futures contracts, the risk of imperfect correlation increases as the composition of the Fund’s portfolio diverges from the financial instruments included in the applicable index.

Liquidity of Futures Contracts.  The Fund may elect to close some or all of its contracts prior to expiration.  The purpose of making such a move would be to reduce or eliminate the hedge position held by the Fund.  The Fund may close its positions by taking opposite positions.  Final determinations of variation margin are then made, additional cash as required is paid by or to the Fund, and it realizes a loss or a gain.

Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts.  Although the Fund generally will purchase or sell only those futures contracts for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract at any particular time.

In addition, most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit.  The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions.  It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.  In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.  In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract.  However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Risks of Options.  The use of options on financial instruments and indexes and on interest rate and index futures contracts also involves additional risk.  Compared to the purchase or sale of futures contracts, the purchase of call or put options involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transactions costs).  The writing of a call option generates a premium, which may partially offset a decline in the value of the Fund’s portfolio assets.  By writing a call option, the Fund becomes obligated to sell an underlying instrument or a futures contract, which may have a value higher than the exercise price.  Conversely, the writing of a put option generates a premium, but the Fund becomes obligated to purchase the underlying instrument or futures contract, which may have a value lower than the exercise price.  Thus, the loss incurred by the Fund in writing options may exceed the amount of the premium received.

The effective use of options strategies is dependent, among other things, on the Fund’s ability to terminate options positions at a time when the Manager deems it desirable to do so.  Even when the Fund enters into an option position where the Manager believes that a liquid secondary market exists for such option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.  Although the Fund will enter into OTC options only with dealers that agree to enter into, and which are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC position at a favorable price at any time prior to expiration.  Although the Fund generally will purchase or sell
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only those options on futures contracts for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular option on a futures contract at any particular time.

The writer may be assigned an exercise notice at any time prior to the termination of the obligation.  Whether or not an option expires unexercised, the writer retains the amount of the premium.  This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period.  The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction.”  This is accomplished by buying an option of the same series as the option previously written.  The effect of a purchase is that the writer’s position will be canceled by the clearing corporation.  However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option.  Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction.” This is accomplished by selling an option of the same series as the option previously purchased.  There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

 Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is “covered” by cash or liquid securities designated on the Fund’s books.  Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments.  If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

An option position may be closed out only where there exists a secondary market for an option of the same series.  If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit.  If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying  security until the option expires or it delivers the underlying security upon exercise.  Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by a national securities exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on a national securities exchange; (v) the facilities of a national securities exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more national securities exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that national securities exchange (or in that class or series of options) would cease to exist, although outstanding options on that national securities exchange that had been issued by the Options Clearing Corporation as a result of trades on that national securities exchange would continue to be exercisable in accordance with their terms.

The Fund may purchase put options to hedge against a decline in the value of its portfolio.  By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future.  The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

Options may be traded over-the-counter (“OTC options”).  In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available.  For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time.  To the extent that OTC options are illiquid, it may not be possible for the Fund to dispose of options they have purchased or terminate their obligations under an option they have written at a time when the Manager believes it would be advantageous to do so.  Accordingly, to the extent that OTC options are deemed to be illiquid, they are subject to the Fund’s limitation that a maximum of 15% of its net assets be invested in illiquid securities.  In the event of the bankruptcy of the counterparty to an OTC option, the Fund could experience a loss of all or part of the
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value of the option.  The Manager anticipates that options on Municipal Obligations will consist primarily of OTC options.

SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN MINNESOTA MUNICIPAL OBLIGATIONS
As described above, the Fund will invest at least 80% of its net assets in state and local municipal securities whose income is exempt from regular federal and Minnesota personal income taxes. The Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of such securities.

Economic condition and outlook. In its Feb. 2015 forecast, Minnesota’s Office of Management and Budget (“MMB”) reported that Minnesota’s economy continues to make steady progress. Minnesota’s labor market tightened up considerably in 2014. Steady job growth has helped push Minnesota’s unemployment rate down more than a full percentage point in the past year, to 3.6% in Dec., a full two percentage points less than the nation. This surpasses the low point (3.9%) of the previous 2002-2007 economic expansion. Minnesota’s Department of Employment and Economic Development (“DEED”) reports unemployment has fallen across age, gender, and racial cohorts. The number of officially long-term unemployed (6 months or longer) is less than half what it was in mid-2010, and the rate of involuntary part-time employment has fallen sharply as well.

The State’s housing recovery has been disappointing in part due to unexpectedly slow household formation. Moreover, Minnesota’s labor force growth remains very weak and wage growth continues to be modest, despite the tightening job market.

According to the employer survey released by Minnesota’s DEED, the State added 44,000 net new jobs, or 1.6%, in 2014 (measured fourth quarter to fourth quarter), less than the national rate of 2.1%. The private sector added almost 41,000 jobs, or 1.7%, short of the national rate of 2.5%. Minnesota’s employment gains continue to be broad based, particularly in healthcare, professional and business services, and the goods-producing sector, where construction and manufacturing are recovering at a strong pace. Strength in Minnesota factories has been led by manufacturers of fabricated metal products, transportation equipment, and food.

Budget process. Minnesota operates on a two-year budget cycle (a biennium). The current biennium began on July 1, 2015 and will end on June 30, 2017. The enacted budget included increased net General Fund revenues of $132 million and appropriated an additional $705 million over the February 2015 Forecast base spending amount; changes were not made to the reserves. After accounting for all revenue and expenditure changes enacted for the current biennium, the General Fund balance at the end of the biennium is estimated to be $865 million.

Revenues and expenditures. The assets of the State exceeded liabilities at June 30, 2014, by $17.7 billion (presented as net position). Of this amount, a deficit of $2.5 billion was reported as unrestricted net position. At the end of the current fiscal year, governmental funds reported a combined ending fund balance of $7.8 billion, an increase of $2.0 billion compared to the prior year. Included in the ending fund balance is a General Fund unassigned balance of $505 million.

Debt management. The State debt management policy currently has three guidelines: 1) total tax-supported principal outstanding shall be 3.25% or less of total State personal income; 2) total amount of principal (both issued, and authorized but unissued) for State general obligations, State moral obligations, equipment capital leases, and real estate capital leases are not to exceed 6% of State personal income; and 3) 40.0% of general obligation debt shall be due within five years and 70% within 10 years, if consistent with the useful life of the financial assets and/or market conditions. As of Nov. 30, 2014, total tax supported debt was 3.00% of estimated State personal income and total principal (issued, and authorized but unissued) was 4.27% of estimated State personal income. As of June 30, 2014, 40.5% of the State’s general obligation bonds were scheduled to mature within five years and 70.9% were scheduled to mature within 10 years.

The State’s total long-term liabilities increased by $981 million (10.4%) during the 2014 fiscal year. The increase is primarily a result of the State issuing general obligation bonds for trunk highway projects and other various State purposes. In addition, the State issued State General Fund appropriation bonds for the State and the City of Minneapolis shares of the Minnesota Sports Facilities Authority’s professional football stadium project.
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Bond ratings. Moody’s rates Minnesota’s general obligation bonds Aa1 (with a stable outlook) and S&P rates the State’s general obligation at AA+ (with a stable outlook) (ratings confirmed as of Nov. 19, 2015 and Nov. 23, 2015, respectively). There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Minnesota issuers may be unrelated to the creditworthiness of obligations issued by the State of Minnesota, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Additional information about factors affecting the economy and budgetary condition of Minnesota can be found in the most recent offering statements relating to debt offerings of State and local issuers and other financial and demographic information.  It should be noted that the creditworthiness of obligations issued by local Minnesota issuers may be unrelated to the creditworthiness of obligations issued by the State of Minnesota, and that generally there is no obligation on the part of the State to make payment on such local obligations in the event of default.

VCF – Additional Information on the Fund’s Investment Strategies and Risks
The following information supplements the Sections relating to the Fund’s Investment Strategy, Other Investment Policies and Strategies, and Principal Risk Factors of Investing in the Fund set forth in the proxy/prospectus.
Municipal Obligations.  The yields on Municipal Obligations are dependent upon a variety of factors, including the condition of the market in general and the Municipal Obligations market in particular, the size of a particular offering, the maturity of the obligation and the rating of the issue.  Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields, while obligations of the same maturity and coupon with different ratings may have the same yield.  The market value of outstanding Municipal Obligations will vary with changes in prevailing interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.  Generally, a rise in interest rates will result in a decrease in the Fund’s NAV per share, while a drop in interest rates will result in an increase in the Fund’s NAV per share.
Municipal Obligations, like other debt obligations, are subject to the risk of non-payment.  Such nonpayment would result in a reduction of income to the Fund, and would result in a decrease in the NAV of the Fund.  The ability of issuers of Municipal Obligations to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units.  Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978.
Colorado Municipal Obligations include those which are backed by an escrow or trust account which contains securities issued or guaranteed by the U.S. Government or U.S. Government agencies and backed by the full faith and credit of the United States sufficient in amount to ensure the payment of interest and principal on the original interest payment and maturity dates (“collateralized obligations”). Collateralized obligations may or may not be rated by Moody’s or by S&P.  Such collateralized obligations will include, but are not limited to, Colorado Municipal Obligations that have been (i) advance refunded where the proceeds of the refunding have been used to purchase U.S. Government or U.S. Government agency securities that are placed in escrow and whose interest or maturing principal payments, or both, are sufficient to cover the remaining scheduled debt service on the Colorado Municipal Obligations, or (ii) issued under state and local housing finance programs which use the issuance proceeds to fund mortgages that are then exchanged for U.S. Government or U.S. Government agency securities and deposited with a trustee as security for the Colorado Municipal Obligations.  Such collateralized obligations are normally regarded as having the credit characteristics of the underlying U.S. Government or U.S. Government agency securities.
The Municipal Obligations market is rapidly evolving; types of Municipal Obligations other than those described above can be expected to be developed and marketed from time to time.  Consistent with its investment limitations, the Fund expects to invest in those new types of Municipal Obligations that the Manager believes may assist the Fund in achieving its investment objective.  The Fund will notify shareholders to the extent that it intends to invest more than 5% of its net assets in such obligations.
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Options and Futures.  The Fund may purchase and sell options on Municipal Obligations, other debt securities, aggregates of debt securities or indices of interest rates or prices thereof or other financial indices (collectively, “securities”) and on futures contracts (as defined below) and may purchase and sell futures contracts.  The Fund intends to engage in such transactions if it appears advantageous to the Manager to do so in order to pursue the Fund’s investment objective, to seek to hedge against the effects of market conditions and to seek to stabilize the value of its assets.  The Fund will engage in hedging and risk management transactions from time to time in the Manager’s discretion, and may not necessarily be engaging in such transactions when movements in interest rates that could affect the value of the assets of the Fund occur.
Conditions in the securities, futures and options markets will determine whether and in what circumstances the Fund will employ any of the techniques or strategies described below.  The Fund’s ability to pursue certain of these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission (the “CFTC”) and the federal tax requirements applicable to regulated investment companies.  Transactions in options and futures contracts may give rise to income that is subject to regular federal income tax and, accordingly, in normal circumstances the Fund does not intend to engage in such practices to a significant extent.  The use of futures and options, and the possible benefits and attendant risks, are discussed below, along with information concerning certain other investment policies and techniques.
Futures Contracts and Related Options.  The Fund may enter into contracts for the purchase or sale for future delivery (a “futures contract”) of financial instruments, such as securities, or the cash value of a securities or interest rate index.  A “sale” of a futures contract means the undertaking of a contractual obligation to deliver the securities, or the cash value of an index, called for by the contract at a specified price during a specified delivery period.  A “purchase” of a futures contract means the undertaking of a contractual obligation to acquire the securities, or cash value of an index, at a specified price during a specified delivery period.  The Fund may also purchase and sell (write) call and put options on financial futures contracts.  An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during, or at the termination of, the period specified in the terms of the option.  Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price.  The Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it.
Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual commitment is closed out before delivery without having to make or take delivery of the security.  The offsetting of a contractual obligation is accomplished by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same period.  The Fund’s ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the liquidity of the market.  Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time.  Where it is not possible to effect a closing transaction in a contract or to do so at a satisfactory price, the Fund would have to make or take delivery under the futures contract, or, in the case of a purchased option, exercise the option.  The Fund would be required to maintain initial margin deposits with respect to the futures contract and to make variation margin payments until the contract is closed.  The Fund will incur brokerage fees when it purchases or sells futures contracts.
At the time a futures contract is purchased or sold, the Fund must deposit in a custodial account cash or securities as a good faith deposit payment (known as “initial margin”).  It is expected that the initial margin on futures contracts the Fund may purchase or sell may range from approximately 3% to approximately 15% of the value of the securities (or the securities index) underlying the contract.  In certain circumstances, however, such as during periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment.  Initial margin requirements may be increased generally in the future by regulatory action.  An outstanding futures contract is valued daily in a process known as “marking to market.”  If the market value of the futures contract has changed, the Fund will be required to make or will be entitled to receive a payment in cash or specified high quality debt securities in an amount equal to any decline or increase in the value of the futures contract.  These additional deposits or credits are calculated and required on a daily basis and are known as “variation margin.”
There may be an imperfect correlation between movements in prices of the futures contract the Fund purchases or sells and the portfolio securities being hedged.  In addition, the ordinary market price relationships between securities and related futures contracts may be subject to periodic distortions.  Specifically, temporary price
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distortions could result if, among other things, participants in the futures market elect to close out their contracts through offsetting transactions rather than meet variation margin requirements, investors in futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions or if, because of the comparatively lower margin requirements in the futures market than in the securities market, speculators increase their participation in the futures market.  Because price distortions may occur in the futures market and because movements in the prices of securities may not correlate precisely with movements in the prices of futures contracts purchased or sold by the Fund in a hedging transaction, even if the Manager correctly forecasts market trends the Fund’s hedging strategy may not be successful.  If this should occur, the Fund could lose money on the futures contracts and also on the value of its portfolio securities.
Options on Securities.  The Fund may purchase and sell (write) options on securities, which options may be either exchange-listed or over-the-counter options.  The Fund may write call options only if the call option is “covered.”  A call option written by the Fund is covered if the Fund owns the securities underlying the option or has a contractual right to acquire them or owns securities which are acceptable for escrow purposes.  The Fund may write put options only if the put option is “secured.”  A put option written by the Fund is secured if the Fund, which is obligated as a writer of a put option, invests an amount, not less than the exercise price of the put option, in eligible securities.
The Fund also may purchase and write call and put options on securities indices.  Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.  When the Fund writes an option on a securities index, it will be required to designate on the Fund’s books eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract’s value in the case of a call.  In addition, when the Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will designate on its books, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.
The Fund may purchase and sell options that are exchange-traded or that are traded over-the-counter (“OTC options”).  Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees every exchange-traded option transaction.  In contrast, OTC options are contracts between the Fund and its counterparty with no clearing organization guarantee.  Thus, when the Fund purchases OTC options, it must rely on the dealer from which it purchased the OTC option to make or take delivery of the securities underlying the option.  Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction.
Although the Fund will enter into OTC options only with dealers that agree to enter into, and which are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration.  The Fund will not engage in OTC options transactions if the amount invested by the Fund in OTC options, plus, with respect to OTC options written by the Fund, the amounts required to be treated as illiquid pursuant to SEC staff positions, plus the amount invested by the Fund in illiquid securities, would exceed 20% of the Fund’s total assets.  Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted.  This may impair the Fund’s ability to sell a portfolio security at a time when such a sale might be advantageous.  In the event of insolvency of the counterparty, the Fund may be unable to liquidate an OTC option.  In the case of options written by the Fund, the inability to enter into a closing purchase transaction may result in material losses to the Fund.

SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN COLORADO MUNICIPAL OBLIGATIONS
As described above, the Fund seeks to achieve its objective by investing substantially all (at least 80%) of its assets in tax-exempt Colorado Municipal Obligations. The Fund may therefore be more susceptible to political, economic and regulatory factors affecting issuers of such securities, compared to funds with more diversified portfolios holding securities issued by governmental units of different states and different regions of the country. At any given time there may be, and there currently are, civil actions pending against the State or political subdivisions thereof, which could, if determined adversely to such parties, affect their expenditures and, in some cases, their revenues.
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Economic condition and outlook. Colorado’s major economic sectors include agriculture, manufacturing, technology, tourism, energy production, and mining. Considerable economic activity is generated in support of these sectors by government, wholesale and retail trade, transportation, communications, public utilities, finance, insurance, real estate, and other services. Given the State’s semiarid climate, water resource development, allocation, and conservation are ongoing issues for State management.

According to Sep. 2015 forecast report from the Governor’s Office of State Planning and Budgeting, Colorado’s economy continues to show momentum, indicating its resilience in the face of slow global growth, the contraction in the oil and gas industry, and volatility in the financial markets. Recent indicators on the underlying health of the economy are mostly positive, such as declining initial claims for unemployment insurance and solid small business employment growth. Expansion in many of the State’s industries appears strong enough for the overall economy to absorb the contraction in the oil and gas industry and global economic headwinds. The economy is expected to continue growing through the forecast period, though not at the robust level experienced in 2014. Job growth for the State is forecast to be 2.8% in 2015, 0.7 percentage points less than 2014’s 3.5% growth.

Colorado added 64,900 new jobs from July 2014 to July 2015, a year-over-year increase of 2.6%. The leisure and hospitality sector led job growth by adding 14,800 jobs, while most other industries experienced more modest increases. The contraction in the oil and gas industry continued to result in job losses for the sector, although recent survey data suggests that employment losses are slowing. As of July 2015, the State’s 4.3% unemployment rate was the 14th-lowest in the nation.

Income to farmers and ranchers has weakened due to the strong dollar and lower crop prices.

Housing prices continue to grow as high demand outpaces the supply of homes, especially in Front Range urban areas. Higher construction costs are also contributing to the strong appreciation. Rents are increasing at similarly fast rates. These sustained strong increases in housing costs, especially in Front Range urban areas, are acting as a constraint on growth and making affordable housing a challenge for some.

Revenues and expenditures. The State’s General Fund general-purpose revenues reflect the overall condition of the State economy, which showed improved growth in fiscal year 2013-14; General Fund revenues increased by $434.7 million (5.1%) from the prior year.

On the budgetary basis, total expenditures and transfers-out (excluding transfers not appropriated by department) funded from general-purpose revenues during fiscal years 2013-14 and 2012-13 were $8,463.7 million and $7,828.5 million, respectively.

The State Constitution indirectly limits the rate of spending increases and directly limits the State’s ability to retain revenue in excess of the limit. Any excess must be refunded to the taxpayers unless otherwise approved by the voters. No refund was required in fiscal year 2013-14, but based on preliminary figures, Taxpayer Bill of Rights (“TABOR”) revenue exceeded the Referendum C cap by $150.0 million in fiscal year 2014-15. TABOR revenue is projected to exceed the cap by $116.7 million in fiscal year 2015-16, $398.0 million in fiscal year 2016-17, and $474.5 million in fiscal year 2017-18.

Budget process. The Colorado budget process is greatly impacted by a series of State constitutional and statutory limitations, including, among other things, constitutional requirements that expenditures for any fiscal year not exceed revenues for such fiscal year and that limited the State’s revenue growth to the sum of inflation plus population growth in the previous calendar year, with revenues in excess of that amount refunded to taxpayers unless voters approve otherwise.

Debt management. Under its Constitution, the State of Colorado is not permitted to issue general obligation bonds secured by the full faith and credit of the State except to fund buildings for State use, to defend the State or the U.S. (in time of war), or to provide for unforeseen revenue deficiencies.

For more information, including links to recent official publications of the State and other fiscal and economic data and forecasts, see the website links set forth on Appendix G.  It should be noted that the creditworthiness of obligations issued by local Colorado issuers may be unrelated to the creditworthiness of
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obligations issued by the State of Colorado, and that generally there is no obligation on the part of the State to make payment on such local obligations in the event of default.

VFL – Other Investment Policies and Strategies
Fixed income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. Municipal Obligations typically pay income free of federal income taxes and may be free of state income taxes in the state where they are issued. In addition to the investments and investment strategies described above, the Fund may also invest using the following instruments and strategies.

Municipal obligations. The Fund invests primarily in Municipal Obligations, also known as tax-exempt obligations.  Municipal Obligations are debt obligations issued by or on behalf of a state or territory, or its agencies, instrumentalities, municipalities and political subdivisions, the interest payable on which is, in the opinion of bond counsel, excludable from gross income for purposes of federal income taxation, except, in certain instances, the alternative minimum tax, depending upon the shareholder’s tax status.

High yield, high-risk municipal obligations. High yield, high-risk Municipal Obligations are debt obligations rated lower than investment grade by a nationally recognized statistical rating agency (“NRSRO”) or, if unrated, of comparable quality. These securities are often referred to as “junk bonds” and are considered to be of poor standing and predominately speculative. The Fund may invest up to 20% of its net assets in municipal bonds with an investment rating of Ba/BB or lower, or that are unrated but judged to be of comparable quality by the Manager.

General obligation bonds. General obligation bonds are municipal bonds on which the payment of principal and interest is secured by the issuer’s pledge of its full faith, credit, and taxing power. The Fund may invest without limitation in general obligation bonds in the top four quality grades or bonds that are unrated, but which the Manager determines to be of equal quality.

Revenue bonds. The Fund may invest without limitation in revenue bonds in the top four quality grades or bonds that are unrated, but which the Manager determines to be of equal quality. Revenue bonds are municipal bonds on which principal and interest payments are made from revenues derived from a particular facility, from the proceeds of a special excise tax or from revenue generated by an operating project. Principal and interest are not secured by the general taxing power.  Tax-exempt industrial development bonds, in most cases, are a type of revenue bond that is not backed by the credit of the issuing municipality and may therefore involve more risk.

Insured municipal obligations. The Fund may invest without limitation in insured Municipal Obligations. It is possible that a substantial portion of the Fund’s portfolio may consist of Municipal Obligations that are insured by the same insurance company. Various municipal issuers may obtain insurance for their obligations. In the event of a default, the insurer is required to make payments of interest and principal when due to the bondholders. However, there is no assurance that the insurance company will meet its obligations. Insured Municipal Obligations are typically rated in the top quality grades by an NRSRO. Insurance is available on uninsured bonds and the Fund may purchase such insurance directly. The Manager will generally do so only if it believes that purchasing and insuring a Municipal Obligation provides an investment opportunity at least comparable to owning other available insured Municipal Obligations. The purpose of insurance is to protect against credit risk. It does not insure against market risk or guarantee the value of the securities in the portfolio or the value of shares of the Fund.

Private activity or private placement bonds. Private activity or private placement bonds are municipal bond issues whose proceeds are used to finance certain nongovernment activities, including some types of industrial revenue bonds such as privately owned sports and convention facilities. The Tax Reform Act of 1986 subjects interest income from these bonds to the federal alternative minimum tax and makes the tax-exempt status of certain bonds dependent on the issuer’s compliance with specific requirements after the bonds are issued. The Fund may invest up to 20% of its assets in bonds whose income is subject to the federal alternative minimum tax. This means that a portion of the Fund’s distributions could be subject to the federal alternative minimum tax that applies to certain taxpayers.

Advance refunded bonds. The Fund may invest without limit in advance refunded bonds. These bonds are generally considered to be of very high quality because of the escrow account, which typically holds U.S. Treasuries. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest-bearing debt
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securities that are deposited into an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on pre-existing bonds which are then considered to be “advance refunded bonds.” Escrow secured bonds often receive the highest rating from S&P and Moody’s.

Short-term tax-free instruments. The Fund may invest without limitation in high-quality, short-term tax-free instruments. Short-term tax-free instruments include instruments such as tax-exempt commercial paper and general obligation, revenue, and project notes, as well as variable floating rate demand obligations.

Restricted securities. Restricted securities are privately placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, commonly known as “Rule 144A Securities.”  Restricted securities that are determined to be illiquid may not exceed the Fund’s 15% limit on investments in illiquid securities.

Municipal leases and certificates of participation. The Fund may invest without limitation in municipal lease obligations, primarily through certificates of participation (“COPs”) rated in the top four quality grades by S&P or another NRSRO.  COPs are widely used by state and local governments to finance the purchase of property and facilities.  COPs are like installment purchase agreements.  A governmental corporation may create a COP when it issues long-term bonds to pay for the acquisition of property or facilities. The property or facilities are then leased to a municipality, which makes lease payments to repay interest and principal to the holders of the bonds. Once the lease payments are completed, the municipality gains ownership of the property for a nominal sum.  As with the Fund’s other investments, the Manager expects that investments in municipal lease obligations will be exempt from regular federal income taxes. The Fund will rely on the opinion of the bond issuer’s counsel for a determination of the bond’s tax-exempt status.

A feature that distinguishes COPs from municipal debt is that leases typically contain a “nonappropriation” or “abatement” clause. This means that the municipality leasing the property or facility must use its best efforts to make lease payments, but may terminate the lease without penalty if its legislature or other appropriating body does not allocate the necessary money. In such a case, the creator of the COP, or its agent, is typically entitled to repossess the property. In many cases, however, the market value of the property may be less than the outstanding principal balance on the COP.

Zero coupon bonds. The Fund may invest in zero coupon bonds. Zero coupon bonds are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest. Therefore, they are issued and traded at a discount from their respective face amount or par value. The market prices of these bonds are generally more volatile than the market prices of securities that pay interest periodically and are likely to react to changes in interest rates to a greater degree than interest-paying bonds having similar maturities and credit quality. The bonds may have certain tax consequences which, under certain conditions, could adversely affect the Fund.

Downgraded quality ratings. Credit quality restrictions for the Fund apply only at the time of purchase. The Fund may continue to hold a security whose quality rating has been lowered or, in the case of an unrated bond, after the Manager has changed its assessment of its credit quality.

Purchasing securities on a when-issued or delayed-delivery basis. The Fund may buy or sell securities on a when-issued or delayed-delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Bonds with Similar Characteristics. Where the Manager feels there is a limited supply of appropriate investments, the Fund may invest more than 25% of its total assets in Municipal Obligations relating to similar types of projects or with other similar economic, business, or political characteristics (such as bonds of housing finance agencies or healthcare facilities). In addition, the Fund may invest more than 25% of its assets in industrial development bonds or, in the case of the Fund, pollution control bonds, which may be backed only by the assets and revenues of a nongovernmental issuer. The Fund will not, however, invest more than 25% of its total assets in bonds issued for companies in the same business sector.

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Borrowing from banks. The Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes but normally does not do so. The Fund will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in the Fund being unable to meet its investment objective. The Fund will not borrow money in excess of one-third of the value of its assets.

Temporary defensive positions. In response to unfavorable market conditions, the Fund may invest in taxable instruments for temporary defensive purposes. These could include obligations of the U.S. government, its agencies and instrumentalities, commercial paper, cash, certificates of deposit of domestic banks, repurchase agreements, reverse repurchase agreements, other cash equivalents, and other debt instruments. These investments may not be consistent with the Fund’s investment objective. To the extent that the Fund holds such investments, it may be unable to achieve its investment objective.

The Fund will not be permitted to enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by S&P or Baa3 by Moody’s or is determined to be of equivalent credit quality by the Manager.

In applying the fundamental concentration restriction applicable to the Fund: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities. This non-fundamental policy is intended to keep the concentration restriction from unnecessarily limiting the Fund’s investments.

The Fund may not invest more than 25% of its total assets in the securities of any industry, although, for purposes of this limitation, tax-exempt securities and U.S. government obligations are not considered to be part of any industry. The Fund may invest more than 25% of its total assets in industrial development revenue bonds. In addition, it is possible that the Fund from time to time will invest more than 25% of its total assets in a particular segment of the municipal bond market, such as housing, health care, utility, transportation, education or industrial obligations. In such circumstances, economic, business, political or other changes affecting one bond (such as proposed legislation affecting the financing of a project; shortages or price increases of needed materials; or a declining market or need for the project) might also affect other bonds in the same segment, thereby potentially increasing market or credit risk.

Housing Obligations.  The Fund may invest, from time to time, more than 25% of its total assets in obligations of public bodies, including state and municipal housing authorities, issued to finance the purchase of single-family mortgage loans or the construction of multifamily housing projects. Economic and political developments, including fluctuations in interest rates, increasing construction and operating costs and reductions in federal housing subsidy programs, may adversely impact on revenues of housing authorities. Furthermore, adverse economic conditions may result in an increasing rate of default of mortgagors on the underlying mortgage loans. In the case of some housing authorities, inability to obtain additional financing also could reduce revenues available to pay existing obligations. Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par at any time in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

Health Care Obligations.  The Fund may invest, from time to time, more than 25% of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance hospital or health care facilities or equipment. The ability of any health care entity or hospital to make payments in amounts sufficient to pay maturing principal and interest obligations is generally subject to, among other things, the capabilities of its management, the confidence of physicians in management, the availability of physicians and trained support staff, changes in the population or economic condition of the service area, the level of and restrictions on federal funding of Medicare and federal and state funding of Medicaid, the demand for services, competition, rates, government regulations and licensing requirements and future economic and other conditions, including any future health care reform.

Utility Obligations.  The Fund may invest, from time to time, more than 25% of its total assets in obligations issued by public bodies, including state and municipal utility authorities, to finance the operation or expansion of utilities. Various future economic and other conditions may adversely impact utility entities, including inflation, increases in
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financing requirements, increases in raw material costs and other operating costs, changes in the demand for services and the effects of environmental and other governmental regulations.

Transportation Obligations.  The Fund may invest, from time to time, more than 25% of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance airports and highway, bridge and toll road facilities. The major portion of an airport’s gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for airport use, occupancy of certain terminal space, service fees and leases. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry may experience significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The revenues of issuers which derive their payments from bridge, road or tunnel toll revenues could be adversely affected by competition from toll-free vehicular bridges and roads and alternative modes of transportation. Such revenues could also be adversely affected by a reduction in the availability of fuel to motorists or significant increases in the costs thereof.

Education Obligations.  The Fund may invest, from time to time, more than 25% of its total assets in obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from tuition, dormitory revenues, grants and endowments. General problems of such issuers include the prospect of a declining percentage of the population consisting of college aged individuals, possible inability to raise tuition and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of federal grants, state funding and alumni support, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

Industrial Revenue Obligations.  The Fund may invest, from time to time, more than 25% of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance the cost of acquiring, constructing or improving various industrial projects. These projects are usually operated by corporate entities. Issuers are obligated only to pay amounts due on the bonds to the extent that funds are available from the unexpended proceeds of the bonds or receipts or revenues of the issuer under an arrangement between the issuer and the corporate operator of a project. The arrangement may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments of the issuer are designed to be sufficient to meet the payments of amounts due on the bonds. Regardless of the structure, payment of bonds is solely dependent upon the creditworthiness of the corporate operator of the project and, if applicable, the corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or deterioration resulting from leveraged buy-outs or takeovers. The bonds may be subject to special or extraordinary redemption provisions which may provide for redemption at par or accredited value, plus, if applicable, a premium.

Exclusion From Commodity Pool Operator Definition

The Manager has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Manager is relying upon a related exclusion from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC.  The terms of the CPO exclusion requires the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options, and certain swaps, which in turn include non-deliverable currency forwards, as further described below. Because the Manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the Manager’s reliance on these exclusions, or the Fund, its investment strategies, or this offering memorandum.

Generally, the exclusion from CPO regulation on which the Manager relies requires the Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish
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the Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options, or swaps markets. If, in the future, the Fund can no longer satisfy these requirements, the Manager would withdraw its notice claiming an exclusion from the definition of a CPO, and the Manager would be subject to registration and regulation as a CPO with respect to the Fund; in that case, the Manager and the Fund would need to comply with all applicable CFTC disclosure, reporting, operational, and other regulations, which could increase Fund expenses.

MANAGEMENT OF THE TRUST
The Funds are governed by a Board of Trustees / Directors (“Directors”), which has oversight responsibility for the management of a fund’s business affairs. The Prospectus/Proxy Statement accompanying this Statement of Additional Information contains a list of the current Trustees as well as certain background and related information. The Acquired Funds and Acquiring Fund share a common Board of Trustees.  Below is certain information regarding the Officers of the Funds.

Name, Address, and Birthdate	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Officers
David F. Connor 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.[1]	160	None[2]
Daniel V. Geatens 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	160	None[2]
Richard Salus 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	160	None

1 Macquarie Investment Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds’ investment advisor.
2 David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Funds.

CODE OF ETHICS
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The Trust and Delaware Management Company, a series of Macquarie Investment Management Business Trust (“DMC” or the “Manager”) have adopted Codes of Ethics in compliance with the requirements of Rule 17j-1 under the 1940 Act, which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Funds, subject to the requirements set forth in Rule 17j-1 under the 1940 Act and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics are on public file with, and are available from, the SEC.

PROXY VOTING POLICY
The registrant has formally delegated to its investment adviser, DMC, the responsibility for making all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Manager and any Macquarie affiliates advising the registrant will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Manager has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing the Manager’s proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Manager to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.
In order to facilitate the actual process of voting proxies, the Manager has contracted with proxy advisory firms to analyze proxy statements on behalf of the registrant and other Manager clients and provide the Manager with research recommendations on upcoming proxy votes in accordance with the Procedures. The Committee is responsible for overseeing the proxy advisory firms’ services. If a proxy has been voted for the registrant, the proxy advisory firm will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recently disclosed 12- month period ended June 30 is available without charge (i) through the registrant’s website at http://delawarefunds.com/proxy; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.
When determining whether to invest in a particular company, one of the factors the Manager may consider is the quality and depth of the company’s management. As a result, the Manager believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, the Manager’s votes are cast in accordance with the recommendations of the company’s management. However, the Manager may vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Manager will also vote against management’s recommendation when it believes that such position is not in the best interests of the registrant.
As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote for management or shareholder proposals to reduce supermajority vote requirements, taking into account: ownership structure; quorum requirements; and vote requirements; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis; (iv) generally vote re-incorporation proposals on a case-by-case basis; (v) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; (vi) generally vote for proposals requesting that a company report on its policies, initiatives, oversight mechanisms, and ethical standards related to social, economic, and environmental sustainability, unless the company already provides similar reports through other means or the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative guidelines or a similar standard; and (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
Because the registrant has delegated proxy voting to the Manager, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Manager does have a section in its Procedures that addresses the possibility of conflicts of interest. Most of the proxies which the Manager receives on behalf of its clients are voted in accordance with the Procedures. Since the Procedures are pre-determined by the Committee, application of the Procedures by the Manager’s
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portfolio management teams when voting proxies after reviewing the proxy and research provided by proxy advisory firms should in most instances adequately address any potential conflicts of interest. If the Manager becomes aware of a conflict of interest in an upcoming proxy vote, the proxy vote will generally be referred to the Committee or the Committee’s delegates for review. If the portfolio management team for such proxy intends to vote in accordance with the proxy advisory firm’s recommendation pursuant to our Procedures, then no further action is needed to be taken by the Committee. If the Manager’s portfolio management team is considering voting a proxy contrary to proxy advisory firm’s research recommendation under the Procedures, the Committee or its delegates will assess the proposed vote to determine if it is reasonable. The Committee or its delegates will also assess whether any business or other material relationships between the Manager and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. If the Committee or its delegates determines that the proposed proxy vote is unreasonable or unduly influenced by a conflict, the portfolio management team will be required to vote the proxy in accordance with proxy advisory firm’s research recommendation or abstain from voting.

INVESTMENT ADVISORY AND OTHER SERVICES
Investment Manager
In accordance with the terms of its respective investment management agreement, each Fund pays the Manager an annual fee of 0.40% which is calculated based on each Fund’s adjusted average daily net assets.

During the last three fiscal years ended March 31, the Funds paid the following investment management fees to the Manger:

Fund	March 31, 2021	March 31, 2020	March 31, 2019
Delaware Investments Colorado Municipal Income Fund, Inc.	$409,946	$412,791	$404,050
Delaware Investments Minnesota Municipal Income Fund II, Inc.	$977,240	$982,055	$951,275
Delaware Investments National Municipal Income Fund	$380,546	$387,623	$376,735

Fund Administrator
Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to each Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative net asset value (NAV) basis.

During the last three fiscal years, the Funds were charged for these services as follows:

Fund	March 31, 2021	March 31, 2020	March 31, 2019
Delaware Investments Colorado Municipal Income Fund, Inc.	$7,479	$7,690	$7,824
Delaware Investments Minnesota Municipal Income Fund II, Inc.	$12,306	$12,766	$13,003
Delaware Investments National Municipal Income Fund	$7,229	$7,465	$7,565

As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to each Fund.
19

For the past three fiscal years ended March 31, each Fund was charged for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Fund	March 31, 2021	March 31, 2020	March 31, 2019
Delaware Investments Colorado Municipal Income Fund, Inc.	$20,684	$25,491	$35,348
Delaware Investments Minnesota Municipal Income Fund II, Inc.	$39,383	$48,253	$57,350
Delaware Investments National Municipal Income Fund	$19,262	$24,124	$35,988

Custodian
BNY Mellon, located at [One Wall Street, New York, NY 10286-0001], is the custodian of each Fund's securities and cash. As custodian for the Funds, BNY Mellon maintains a separate account or accounts for each Fund; receives, holds, and releases portfolio securities on account of each Fund; receives and disburses money on behalf of each Fund; and collects and receives income and other payments and distributions on account of each Fund's portfolio securities.

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP (“PwC”), which is located at 2001 Market Street, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Trust and, in its capacity as such, audits the annual financial statements contained in each Fund's Annual Report.

PORTFOLIO MANAGERS
The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of March 31, 2021, unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis. The Acquired Funds and Acquiring Fund share common portfolio managers.
			No. of Accounts with	Total Assets in Accounts
	No. of	Total Assets	Performance-	with Performance-
	Accounts	Managed	Based Fees	Based Fees
Gregory A. Gizzi
Registered Investment	18	$7.0 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	36	$3.8 billion	0	$0
Stephen J. Czepiel
Registered Investment	18	$7.0 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	23	$3.5 billion	0	$0
Jake van Roden
Registered Investment	17	$6.3 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
20

Investment Vehicles
Other Accounts	0	$0	0	$0
DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST
Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or the Funds. Additionally, the management of multiple other funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple other funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Adviser has adopted procedures designed to allocate investments fairly across multiple funds or accounts.
None of the accounts managed by the portfolio managers have a performance-based fee. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.
A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While Delaware’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.
Compensation Structure
Each portfolio’s manager’s compensation consists of the following:
Base Salary - Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.
Bonus - An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.
Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The pool is allotted based on subjective factors and objective factors. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. For investment companies, each manager is compensated according to the Fund’s Broadridge Financial Solutions, Inc. (formerly, Lipper Inc.) or Morningstar peer group percentile ranking on a 1-, 3-, and 5-year basis, with longer term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the eVestment Alliance database (or similar sources of relative performance data) on a one-, three-, and five-year basis, with longer term performance more heavily weighted; composite performance relative to the benchmark is also evaluated for the same time periods. Incentives reach maximum potential at the top 25th-30th percentile. The remaining portion of the bonus is discretionary as determined by Macquarie Investment Management and takes into account subjective factors.
For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.
21

Portfolio managers participate in retention programs, including the Macquarie Investment Management Notional Investment Plan and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.
Macquarie Investment Management Notional Investment Plan — A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of certain funds within MIM Funds pursuant to the terms of the Macquarie Investment Management Notional Investment Plan. The retained amount will vest in equal tranches over a period ranging from four to five years after the date of investment (depending on the level of the employee).
Macquarie Group Employee Retained Equity Plan — A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).
Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all similarly situated employees.
Ownership of Securities
As of March 31, 2021, the portfolio managers did not own any shares of the Fund.

BROKERAGE ALLOCATION AND OTHER PRACTICES
The Manager selects broker/dealers to execute transactions on behalf of the Funds for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration in selecting broker/dealers is to seek those broker/dealers who will provide best execution for the Funds. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the account on the transaction. Some trades are made on a net basis where the Funds either buy securities directly from the dealer or sell them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price), which is the economic equivalent of a commission. When a commission is paid, the Funds pay reasonable brokerage commission rates based upon the professional knowledge of the Manager’s trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, a Fund pays a minimal share transaction cost when the transaction presents no difficulty.

During the past three fiscal years, the Funds did not pay any brokerage commissions.

Subject to applicable requirements, such as seeking best execution and Rule 12b-1(h) under the 1940 Act, the Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to broker/dealers who provide brokerage and research services. These services may include providing advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities, or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analysis; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more mutual funds and separate accounts managed by it, and may not be used, or used exclusively, with respect to the mutual fund or separate account generating the brokerage.

As provided in the Securities Exchange Act of 1934, as amended, and the Funds’ Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions directed to broker/dealers who provide such brokerage and research services may result in the Funds paying higher
22

commissions, the Manager believes that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager that constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as a Fund is not disadvantaged, other than the potential for additional commissions/equivalents, portfolio transactions that generate commissions or their equivalent can be allocated to broker/dealers that provide services directly or indirectly to a Fund and/or to other Delaware Funds. Subject to best execution, commissions/equivalents allocated to brokers providing such services may or may not be generated by the funds receiving the service. In such instances, the commissions/equivalents would be used for the advantage of a Fund or other funds and not for the advantage of the Manager.

[During the last fiscal year, the Funds did not engage in any portfolio transactions resulting in brokerage commissions directed to brokers for brokerage and research services.]

[As of March 31, 2021, the Funds did not hold securities of their regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or such broker/dealers’ parents.]

The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will meet the requirement to seek best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

Consistent with the Financial Industry Regulatory Authority (“FINRA”) rules, and subject to seeking best execution, the Manager may place orders with broker/dealers that have agreed to defray certain Fund expenses, such as custodian fees.

The Funds have the authority to participate in a commission recapture program. Under the program and subject to seeking best execution (as described in the first paragraph of this section), the Funds may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Funds in cash. Any such commission rebates will be included as a realized gain on securities in the appropriate financial statements of the Funds. The Manager and its affiliates have previously acted, and may in the future act, as an investment manager to mutual funds or separate accounts affiliated with the administrator of the commission recapture program. In addition, affiliates of the administrator act as consultants in helping institutional clients choose investment managers and may also participate in other types of businesses and provide other services in the investment management industry.

23

FINANCIAL STATEMENTS

 Each of the following is incorporated by reference herein:

ACQUIRED FUNDS
•
The audited financial statements and related report of the independent public accounting firm included in the Delaware Funds by Macquarie Closed-End Municipal Bond Funds Report to Shareholders for the fiscal year ended March 31, 2021, with respect to Delaware Investments Minnesota Municipal Income Fund II, Inc. (filed via EDGAR on June 4, 2021, Accession No. 0001206774-21-001560).

•
The audited financial statements and related report of the independent public accounting firm included in the Delaware Funds by Macquarie Closed-End Municipal Bond Funds Report to Shareholders for the fiscal year ended March 31, 2021, with respect to Delaware Investments Colorado Municipal Income Fund, Inc. (filed via EDGAR on June 4, 2021, Accession No. 0001206774-21-001560).

ACQUIRING FUND
•
The audited financial statements and related report of the independent public accounting firm included in the Delaware Funds by Macquarie Closed-End Municipal Bond Funds Report to Shareholders for the fiscal year ended March 31, 2021, with respect to Delaware Investments National Municipal Income Fund, Inc. (filed via EDGAR on June 4, 2021, Accession No. 0001206774-21-001560).

SUPPLEMENTAL FINANCIAL INFORMATION

Tables showing the fees of the Acquiring Fund and each Acquired Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganizations, are included in the “INFORMATION ABOUT THE FUNDS” section of the Prospectus/Information Statement.

The Reorganizations will not result in any material changes to either Acquired Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. In particular, each security held by each Acquired Fund is eligible to be held by the Acquiring Fund. As a result, a schedule of investments of each Acquired Fund modified to show the effects of the change is not required and is not included. Notwithstanding the foregoing, following the Reorganizations, changes to the Acquiring Fund’s portfolio are expected to be made.

Additionally, there are no material differences in the valuation, tax and accounting policies of the Acquired Funds as compared to those of the Acquiring Fund.

24

PART C
(Delaware Investments® National Municipal Income Fund)
N-14
OTHER INFORMATION
Item 15.	Indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person or the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person or Invesco Distributors in connection with the Shares being registered, such indemnification by it is against public policy, as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 16.	Exhibits. The following exhibits are incorporated by reference to the Registrant’s previously filed registration statements on Form N-14 indicated below, except as noted:
	(1)	Copies of the charter of the Registrant as now in effect;
(a)
Restated and Amended Declaration of Trust (February 14, 1993) for the Registrant (formerly, Voyageur Florida Insured Municipal Income Fund) incorporated into this filing by reference to the Registration Statement on Form N-14 (File No. 333-172578) filed on March 2, 2011.

(i)
Amendment No. 1 (December 1, 2001) to Restated and Amended Declaration of Trust for the Registrant (formerly, Voyageur Florida Insured Municipal Income Fund) incorporated into this filing by reference to the Registration Statement on Form N-14 (File No. 333-172578) filed on March 2, 2011.

(ii)
Amendment (June 22, 2004) to the Restated and Amended Declaration of Trust for the Registrant (formerly, Voyageur Florida Insured Municipal Income Fund) incorporated into this filing by reference to the Registration Statement on Form N-14 (File No. 333-172578) filed on March 2, 2011.

(iii)
Amendment (December 9, 2004) to the Restated and Amended Declaration of Trust for the Registrant (formerly, Voyageur Florida Insured Municipal Income Fund) incorporated into this filing by reference to the Registration Statement on Form N-14 (File No. 333-172578) filed on March 2, 2011.

(iv)
Executed Amendment (October 12, 2007) to the Restated and Amended Declaration of Trust for the Registrant incorporated into this filing by reference to the Registration Statement on Form N-14 (File No. 333-172578) filed on March 2, 2011.

	(2)	Copies of the existing By-Laws or corresponding instruments of the Registrant;
(a) Amended and Restated By-Laws (October 15, 2007) incorporated into this filing by reference to the Registration Statement on Form N-14 (File No. 333-172578) filed on March 2, 2011
(i)
Executed Amendment (January 16, 2019) to the Amended and Restated By-Laws incorporated into this filing by reference to the Registration Statement on Form N-14 (File No. 333-258757) filed on August 12, 2021.

	(3)	Copies of any voting trust agreement affecting more than 5 percent of any class of equity securities of the Registrant;
Not applicable.

(4)	Copies of the agreement of acquisition, reorganization, merger, liquidation and any amendments to it;
(a) Form of Agreement and Plan of Acquisition is filed herewith as Exhibit A to the Prospectus/Information Statement.
(5)
Copies of all instruments defining the rights of holders of the securities being registered, including copies, where applicable, of the relevant portion of the articles of incorporation or by-laws of the Registrant;

None other than those contained in Exhibits (1) and (2).
(6)	Copies of all investment advisory contracts relating to the management of the assets of the Registrant;
(a)
Investment Management Agreement (January 4, 2010) between Delaware Management Company (a series of Macquarie Investment Management Business Trust) and the Registrant incorporated into this filing by reference to Exhibit 77.Q.1(e) of the Fund’s Form NSAR-B, filed on May 28, 2010.

(7)	Copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;
Not applicable.
(8)
Copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of directors or officers of the Registrant in their capacity as such. Furnish a reasonably detailed description of any plan that is not set forth in a formal document;

Not applicable.
(9)
Copies of all custodian agreements and depository contracts under Section 17(f) of the Investment Company Act of 1940, as amended (the “1940 Act”), for securities and similar investments of the Registrant, including the schedule of remuneration;

(a)
Mutual Fund Custody and Services Agreement (July 20, 2007) with The Bank of New York Mellon (formerly, Mellon Bank, N.A.) incorporated into this filing by reference to the Registration Statement on Form N-14 (File No. 333-258757) filed on August 12, 2021.

(i)
Executed Amendment (January 1, 2014) to Mutual Fund Custody and Services Agreement incorporated into this filing by reference to the Registration Statement on Form N-14 (File No. 333-258757) filed on August 12, 2021.

(ii)
Executed Amendment No. 2 (July 1, 2017) to Mutual Fund Custody and Services Agreement incorporated into this filing by reference to the Registration Statement on Form N-14 (File No. 333-258757) filed on August 12, 2021.

(iii)
Executed Amendment No. 4 (July 19, 2019) to Mutual Fund Custody and Services Agreement incorporated into this filing by reference to the Registration Statement on Form N-14 (File No. 333-258757) filed on August 12, 2021.

(10)
Copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act and any agreements with any person relating to implementation of the plan, and copies of any plan entered into by Registrant pursuant to Rule 18f-3 under the 1940 Act, any agreement with any person relating to implementation of the plan, any amendment to the plan, and a copy of the portion of the minutes of the meeting of the Registrant’s trustees describing any action taken to revoke the plan;

Not applicable.
(11)	An opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid and non-assessable;
(a) Opinion and Consent of Counsel to be filed by Amendment.

(12)
An opinion, and consent to their use, of counsel or, in lieu of an opinion, a copy of the revenue ruling from the Internal Revenue Service, supporting the tax matters and consequences to shareholders discussed in the prospectus;

(a) Opinion and Consent of Counsel regarding tax matters to be filed by Amendment.
(13)	Copies of all material contracts of the Registrant not made in the ordinary course of business which are to be performed in whole or in part on or after the date of filing the registration statement;
(a)
Transfer Agent Services Agreement (December 8, 2000) between Mellon Investor Services LLC and the Registrant (formerly, Voyageur Florida Insured Municipal Income Fund) incorporated into this filing by reference to the Fund’s Registration Statement on Form N-14 (File No. 333-172578) filed on March 2, 2011.

(b)
Executed Amended and Restated Fund Accounting and Financial Administration Services Agreement (January 1, 2014) between The Bank of New York Mellon and the Registrant incorporated into this filing by reference to the Registration Statement on Form N-14 (File No. 333-258757) filed on August 12, 2021.

(i)
Executed Amendment No. 1 (July 1, 2017) to Amended and Restated Fund Accounting and Financial Administration Services Agreement incorporated into this filing by reference to the Registration Statement on Form N-14 (File No. 333-258757) filed on August 12, 2021.

(c)
Executed Amended and Restated Fund Accounting and Financial Administration Oversight Agreement (January 1, 2014) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to the Registration Statement on Form N-14 (File No. 333-258757) filed on August 12, 2021.

(i)
Executed Assignment and Assumption Agreement (November 1, 2014) between Delaware Service Company, Inc. and Delaware Investments Fund Services Company relating to the Oversight Agreement incorporated into this filing by reference to the Registration Statement on Form N-14 (File No. 333-258757) filed on August 12, 2021.

(ii)
Executed Amendment No. 1 (September 1, 2017) to Amended and Restated Fund Accounting and Financial Administration Oversight Agreement incorporated into this filing by reference to the Registration Statement on Form N-14 (File No. 333-258757) filed on August 12, 2021.

(14)	Copies of any other opinions, appraisals or rulings, and consents to their use relied on in preparing the registration statement and required by Section 7 of the 1933 Act;
(a) Consent of Independent Registered Public Accounting Firm (September 2021) relating to Delaware Investments Colorado Municipal Income Fund, Inc. attached as Exhibit No. EX-99.14.a.
(b) Consent of Independent Registered Public Accounting Firm (September 2021) relating to Delaware Investments Minnesota Municipal Income Fund II, Inc. attached as Exhibit No. EX-99.14.b.
(c) Consent of Independent Registered Public Accounting Firm (September 2021) relating to Delaware Investments National Municipal Income Fund attached as Exhibit No. EX-99.14.c.
(15)	All financial statements omitted pursuant to Item 14(a)(1);
Not applicable.
(16)	Manually signed copies of any power of attorney pursuant to which the name of any person has been signed to the registration statement; and

		(a)	Powers of Attorney (July 2021) incorporated into this filing by reference to the Registration Statement on Form N-14 (File No. 333-258757) filed on August 12, 2021.
	(17)	Any additional exhibits which the Registrant may wish to file.
(a)
Code of Ethics for Macquarie Investment Management, Delaware Funds® by Macquarie and Optimum Fund Trust (September 8, 2020) incorporated into this filing by reference to the Registration Statement on Form N-14 (File No. 333-258757) filed on August 12, 2021.

Item 17.	Undertakings.
(1)
The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)
The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)
The undersigned Registrant agrees to file by Post-Effective Amendment the opinion and consent of counsel regarding the tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 within a reasonable time after receipt of such opinion.

SIGNATURES
As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Philadelphia and Commonwealth of Pennsylvania, on this 23rd day of September, 2021.

DELAWARE INVESTMENTS NATIONAL MUNICIPAL INCOME FUND

By:	/s/ Richard Salus
Richard Salus Senior Vice President/Chief Financial Officer
As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature		Title	Date

Shawn K. Lytle	*	President/Chief Executive Officer	September 23, 2021
Shawn K. Lytle		(Principal Executive Officer) and Trustee

Jerome D. Abernathy	*	Trustee	September 23, 2021
Jerome D. Abernathy

Thomas L. Bennett	*	Chair and Trustee	September 23, 2021
Thomas L. Bennett

Ann D. Borowiec	*	Trustee	September 23, 2021
Ann D. Borowiec

Joseph W. Chow	*	Trustee	September 23, 2021
Joseph W. Chow

H. Jeffrey Dobbs	*	Trustee	September 23, 2021
H. Jeffrey Dobbs

John A. Fry	*	Trustee	September 23, 2021
John A. Fry

Joseph Harroz, Jr.	*	Trustee	September 23, 2021
Joseph Harroz, Jr.

Sandra A.J. Lawrence	*	Trustee	September 23, 2021
Sandra A.J. Lawrence

Frances A. Sevilla-Sacasa	*	Trustee	September 23, 2021
Frances A. Sevilla-Sacasa

Thomas K. Whitford	*	Trustee	September 23, 2021
Thomas K. Whitford

Christianna Wood	*	Trustee	September 23, 2021
Christianna Wood

Janet L. Yeomans	*	Trustee	September 23, 2021
Janet L. Yeomans

/s/ Richard Salus		Senior Vice President/Chief Financial Officer	September 23, 2021
Richard Salus		(Principal Financial Officer)

*By: /s/ Richard Salus
Richard Salus
as Attorney-in-Fact for each of the persons indicated
(Pursuant to Powers of Attorney previously filed)

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
EXHIBITS
TO
FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

INDEX TO EXHIBITS
(Delaware Investments National Municipal Income Fund N-14)

Exhibit No.	Exhibit
EX-99.14.a	Consent of Independent Registered Public Accounting Firm (September 2021) relating to Delaware Investments Colorado Municipal Income Fund, Inc.
EX-99.14.b	Consent of Independent Registered Public Accounting Firm (September 2021) relating to Delaware Investments Minnesota Municipal Income Fund II, Inc.
EX-99.14.c	Consent of Independent Registered Public Accounting Firm (September 2021) relating to Delaware Investments National Municipal Income Fund